UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-03651

                              Touchstone Strategic Trust - March Funds

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

                              Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

E. Blake Moore, Jr.

303 Broadway, Suite 1100

                              Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

March 31, 2024
Annual Report
Touchstone Strategic Trust
Touchstone Flexible Income Fund
Touchstone Focused Fund
Touchstone Growth Opportunities Fund
Touchstone Mid Cap Growth Fund
Touchstone Non-US ESG Equity Fund
Touchstone Sands Capital Emerging Markets Growth Fund
Touchstone Strategic Income Opportunities Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-25
Tabular Presentation of Portfolios of Investments (Unaudited)	26-28
Portfolios of Investments:
Touchstone Flexible Income Fund	29-33
Touchstone Focused Fund	34
Touchstone Growth Opportunities Fund	35
Touchstone Mid Cap Growth Fund	36
Touchstone Non-US ESG Equity Fund	37-38
Touchstone Sands Capital Emerging Markets Growth Fund	39-40
Touchstone Strategic Income Opportunities Fund	41-45
Statements of Assets and Liabilities	46-47
Statements of Operations	48-49
Statements of Changes in Net Assets	50-51
Statements of Changes in Net Assets - Capital Stock Activity	52-55
Financial Highlights	56-62
Notes to Financial Statements	63-77
Report of Independent Registered Public Accounting Firm	78-79
Other Items (Unaudited)	80-87
Management of the Trust (Unaudited)	88-90
Privacy Protection Policy	91
This report identifies the Funds' investments on March 31, 2024. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended March 31, 2024.
Over the past year, investor sentiment remained largely positive, supported by strong economic data despite central banks' efforts to slow growth to control inflation. The U.S. Federal Reserve halted its interest rate increases in the last quarter of 2023 as inflation levels began to stabilize, sparking hopes for potential rate cuts. However, faster-than-expected U.S. GDP growth and robust economic indicators like the Purchasing Managers' Index and employment statistics bolstered investor confidence, diminishing expectations for substantial Fed rate cuts. Consequently, this economic resilience led to a stronger U.S. dollar against most other major and emerging market currencies. Stock market volatility was minimal, with volatility indices staying below historical averages.
Internationally, Europe and Japan also reported stronger-than-expected economic performance. Europe benefited from lower natural gas prices, increased manufacturing activity, and growth in bank lending, while Japan saw gains in corporate profits. The U.K., however, experienced a technical recession in the last two quarters of 2023. In China, ongoing issues in the property market and deflationary pressures continued to pose challenges, although recent government stimulus measures aim to support a 5 percent GDP growth target for 2024.
The U.S. equity market, represented by the S&P 500® Index, increased by 29.88 percent over the past year. Larger and mid-capitalization stocks performed better than their smaller capitalization counterparts. In terms of investment style, growth stocks outpaced value stocks across all sizes of companies. This performance differential was primarily driven by the Federal Reserve's pause in rate hikes, which benefited growth stocks more significantly due to their higher expected growth rates and the longer-term earnings growth reflected in their valuations. The difference in performance between growth and value stocks was most pronounced among large-cap stocks, with a decreasing disparity observed in mid and small-cap stocks.
Outside the United States, both developed and emerging market equities did not perform as well as the U.S. equity market. Developed market equities, tracked by the MSCI EAFE Index, increased by 15.32 percent, while emerging markets, measured by the MSCI Emerging Markets Index, rose by 8.15 percent. The strengthening U.S. dollar impacted the returns for U.S.-based investors, with local currency returns for the indices recording 18.82 percent for the EAFE and 10.61 percent for the Emerging Markets index.
Despite the Bank of Japan ending its highly accommodative monetary policies, Japan led developed markets in performance in local currency terms, followed by Germany and France. Among emerging markets, India, Taiwan, and Brazil were the top performers, whereas China lagged.
During the past twelve months, shifts in two main factors—Federal Reserve rate hikes and inflation—significantly influenced the fixed income markets, causing investor sentiment to initially turn from bearish to bullish, before reverting to bearish by the end of the period. In the first half of the year, before the Fed paused its rate hikes, performance in most investment-grade fixed income markets ranged from flat to negative. This trend shifted when the Fed paused its rate hikes in response to moderating inflation, which triggered a rally across both investment-grade and below-investment-grade bonds. However, this positive sentiment was short-lived as rising inflation and sustained economic strength led to higher yields and a more hawkish stance from the Fed.
Over the entire 12-month period, the Bloomberg U.S. Aggregate Bond Index, a broad investment-grade benchmark, posted a modest gain of 1.70 percent. Below investment-grade bonds outperformed their investment-grade counterparts, buoyed by strong economic data and lower-than-expected default rates, which tightened credit spreads. The ICE BofA U.S. Cash Pay Index, which tracks below investment-grade bonds, increased by 10.98 percent.
In times like these, we're reminded of the crucial role played by financial professionals, the significance of trusting your investment strategy, and the risks associated with trying to time the market. Additionally, we hold the belief that more challenging environments present greater opportunities for active managers to enhance value, particularly those who are Distinctively Active with a high Active Share. Your ongoing support is very much appreciated. Thank you for choosing Touchstone as a part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Flexible Income Fund
Sub-Advised by Bramshill Investments, LLC
Investment Philosophy
The Touchstone Flexible Income Fund (the “Fund”) seeks total return through a combination of income and capital appreciation by investing primarily in income producing securities. The Fund’s subadviser, Bramshill Investments, LLC, implements a tactical fixed-income strategy, actively managing the portfolio by rotating among asset classes and tactically hedging during various interest rate and market environments. The subadviser seeks to identify relative value across asset classes and capture opportunities primarily within the corporate, U.S. Treasury, municipal and preferred security markets. The Fund focuses on liquid securities with transparent pricing and actively-traded capital structures.
Fund Performance
The Fund (Class A Shares) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2024. The Fund’s total return was 7.69% (calculated excluding the maximum sales charge) while the total return of the benchmark was 1.70%.
Market Environment
Stronger economic data and higher than expected inflation diminished the potential for a rate cut in 2023 as had been forecasted. U.S. Treasury (“UST”) yields pushed higher across the curve amid heightened volatility with the 2-year U.S. Treasury Note reaching 4.81%, the 10-year U.S. Treasury Note closing at 3.92% and 30-year U.S. Treasury Bond at 5.52%. However, in June 2023, the U.S. government averted a first-ever default after President Biden signed a bill that suspended the U.S. government's $31.4 trillion debt ceiling. UST yields reached 15-year highs across much of the yield curve in August after the Department of Treasury’s quarterly refunding announcement on July 31, 2023 that showed much higher funding needs for the U.S. government in the third quarter and potentially beyond given rising budget deficits. Subsequently, on August 1, 2023 the credit rating agency Fitch Ratings downgraded U.S. Treasuries to AA+ from AAA. Fitch’s explanation for the downgrade was that it “reflects the expected fiscal deterioration over the next years, a high and growing general government debt burden, and the erosion of governance relative to AA and AAA rated peers over the last two decades that has manifested in repeated debt-limit standoffs and last-minute resolutions.” While some market participants were surprised by the timing of Fitch’s downgrade, the potential upcoming budget battle in Washington this fall and another government shutdown could weigh on economic growth and reduce tax revenues. After the June pause, the U.S. Federal Reserve (“Fed”) announced its 11th interest rate hike on July 26, 2023 raising the Fed Funds rate target range by 25 basis points to 5.25%-5.50%. The move came as no surprise to the markets after plenty of U.S. Fed speakers indicated more tightening was warranted to get inflation down to its target of 2% over the long run. In the press conference that followed, Fed Chair Jerome Powell struck a more neutral tone refusing to commit to a pause or continuation of rate hikes with three Federal Open Market Committee meetings remaining in 2023, and instead reiterating data dependency with regards to the path of future U.S. Fed policy. Entering the fourth quarter, the 10-year U.S. Treasury Note yield breached 5.00% in the middle of October fueled by expectations rates would remain “higher for longer” as well as geopolitical tensions from the Israel-Hamas war. However, declining inflation in the period’s final months fueled the outlook for a soft landing.
At the end of the first quarter of 2024, the Fund was invested across Preferred Securities (“PFD”), Agency Commercial Mortgage-Backed Securities (“ACMBS”), and Seasoned RMBS backed by Single Family Rental Homes (“SFR”) and Prime borrower backed Asset Backed Securities (“ABS”). Our PFD holdings in less rate sensitive, fixed-to-reset structures have outperformed the index. As U.S. Fed rate cuts were pushed back, the securities tightened in spread to the call and rallied for a strong first quarter, 2024. We continue to favor these structures over long duration fixed-for-life structures which are trading very tight in spread. Furthermore, we target securities in quality credits with high backend resets. We believe this significantly mitigates the volatility and risk in a scenario where the U.S. Fed is forced to reverse course and take rates lower.  Furthermore, if rates stay at these levels, these securities will likely shorten in duration as the likelihood of a call increases. The ACMBS positions are backed by loans on multi-family residential housing properties originated by U.S. government agencies (Freddie Mac). These assets have solid credit metrics (60% loan-to-value/1.3x debt service coverage ratio) with low effective durations and have historically performed very well due to low delinquencies and defaults by the borrowers. We also added assets backed by SFR in the private label market which offer strong total return potential due to structural deleveraging, limited issuance, and resilient housing fundaments. These seasoned deals offer significant hard credit enhancement via the deal structure and years of home price appreciation which would likely mitigate any potential losses. In addition, our allocation to long duration investment grade corporates tightened significantly in spread during the quarter.  Toward the end of last year, we allocated capital to several long duration investment grade credits that were issued during the COVID-era low-rate environment and were trading down 30.0% - 40.0% below issuance price. We targeted several names which had been in our bullpen that were trading in the $60 price range, yielding 6.50% - 6.75% on average. While they sold off moderately with the rate rise in first quarter 2024, the significant spread tightening dampened much of the sell off.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Credit spreads tightened during the first quarter of 2024 as the rally in the bond market saw risk assets participate in the rally. However corporate investment-grade and high-yield credit spreads are hovering tight to 20-year averages. While all-in yields are at some of the highest levels in recent years for investment grade and high-yield bonds, the composition of that yield comes from the higher base case U.S. Treasury rate whereas in securitized markets investors are being compensated with wider credit spreads for taking risk over U.S. Treasuries.
Finally, we remained wary of investments in lower credits and/or with longer durations and focused on rotating into shorter, higher quality investments or building our cash and cash equivalents instead. From a credit standpoint, we are closely watching the resumption of student loan payments beginning in the fourth quarter of 2023 that could potentially negatively impact subprime borrower performance in recent deals.
Outlook and Conclusion
While rate cuts, we believe, would broadly benefit much of the securitized market, the potential reduction from five cuts to two cuts in 2024 may increase rate volatility reducing the potential for total return. However, with positive economic growth, strong labor market, and moderating inflation, we believe the sector is poised to deliver strong risk adjusted returns in 2024.
We continue to be wary and avoid credit sensitive asset classes (i.e., generic High Yield), although they are currently much more fairly priced on a risk-adjusted basis than they have been in a few years. However, while nominal yields have reached more attractive levels, credit spreads have yet to widen to levels we find worthy of investment. In our view, we will remain tentative to rotate into such investments as they have a meaningfully higher probability of default. We will look to take advantage of investment opportunities in this space on a tactical basis.
As always, we remain diligent and patient as we are focused on avoiding any positions that have the potential to suffer from extreme illiquidity, which could be caused by an unforeseen event. The main driver of our returns from April 2023 to March 2024 was generated from our high current income of the Fund in addition to total return opportunities that we capitalized on via portfolio rotation, asset allocation, opportunistic investing, etc. If the U.S. Fed is near the end of its interest rate hiking campaign and rates stabilize for the foreseeable future or the possibility of interest rate cuts, we believe that fixed income investments are well positioned to deliver compelling risk adjusted returns.
We do not see any obvious fundamental issues in any of the asset classes / sectors that we are currently invested in as higher risk-free starting rates provide a cushion to any potential sell-off in treasuries. Nominal spreads are fair in investment grade and high yield with potential downside if a hard landing is realized. Spreads in Structured Products have tightened throughout the first quarter of 2023 as the asset class was cheap, but certain sub-sectors are still cheap with higher all-in yields. We feel that we are conservatively positioned for further downside with a large amount of cash and cash equivalents at the end of the first quarter of 2024. We anticipate allocating our liquidity (cash and cash equivalents) into more optimal risk-adjusted returns on a tactical basis. We believe that our active portfolio management methodologies will be important to add to returns and reduce risk.
While we put capital to work when U.S. Treasuries sold off (yields higher) to levels not seen in years, we remain conservatively positioned for further downside via credit spread widening with a large amount of cash equivalents at the end of the first quarter of 2024. We anticipate allocating our liquidity into more optimal risk-adjusted returns on a tactical basis. We believe that our active portfolio management methodologies will be important to add to returns and reduce risk.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Flexible Income Fund - Class A* and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Flexible Income Fund	1 Year	5 Years	10 Years
Class A	4.21%	2.51%	2.68%
Class C	5.93%	2.15%	2.68%
Class Y	8.04%	3.20%	3.56%
Institutional Class	8.15%	3.30%	3.67%
Bloomberg U.S. Aggregate Bond Index	1.70%	0.36%	1.54%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Focused Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Focused Fund (the “Fund”) seeks to provide investors with capital appreciation by investing in companies of all capitalizations that are trading below what is believed to be the estimate of their intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). The Fund’s sub-adviser, Fort Washington Investment Advisors, Inc., believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.
Fund Performance
The Fund (Class A Shares) underperformed its benchmark, the Russell 3000® Index, for the 12-month period ended March 31, 2024. The Fund’s total return was 22.85% (calculated excluding the maximum sales charges) while the benchmark’s total return was 29.29%.
Market Environment
U.S. equities rallied over the last twelve-month period ended March 31, 2024 as economic data generally remained strong during the period despite the significant rate hike cycle that began in early 2022. In the back half of the last twelve-month period, stocks benefited from optimism around a peak in the U.S. Federal Reserve’s (“Fed”) tightening schedule amidst some positive developments on the inflation front. The benchmark sectors that led the market higher during the period were Communication Services, Information Technology, and Financials. The Utilities sector was the worst performer for the index, followed by Consumer Staples and Real Estate.
Portfolio Review
Within the Fund’s portfolio, the sectors that outperformed the most relative to the benchmark include Communication Services, Consumer Staples, Real Estate, and Consumer Discretionary. Sectors where the Fund underperformed the benchmark include Industrials, Information Technology, Energy, Materials, Financials, and Health Care.
The three stocks that contributed the most to performance were Meta Platforms, Inc. (“Meta”) (Communication Services sector), Hubbell Incorporated (“Hubbell”) (Industrials sector), and Cencora, Inc. (“Cencora”) (Health Care sector).
Meta’s stock did well due to continued strong performance of the business. Revenue growth was driven by strong consumer engagement with Meta’s services. Reels continued to grow at high rates, which drove incremental engagement and monetization opportunities across Instagram and Facebook. Meta's 2024 outlook suggests continued discipline in operating expenses, leading to higher expectations for operating margins. Hubbell shares outperformed due to quarterly results and top and bottom-line guidance that exceeded investor expectations. As America continues to shift from fossil-fuel based energy consumption to renewables and modes of transportation electrify, utilities need to increase capital spending to support the change, of which Hubbell is a primary beneficiary. Cencora shares outperformed primarily due to heightened sales of diabetes and weight loss drugs over the period.
The three stocks that detracted the most from performance were BioMarin Pharmaceutical Inc. (“BioMarin”)  (Health Care sector), Bristol-Myers Squibb Company (“Bristol-Meyers Squibb”)  (Health Care sector), and Cracker Barrel Old Country Store, Inc. (“Cracker Barrel”) (Consumer Discretionary sector). BioMarin shares underperformed during the period. The company is in the process of launching two potential new drugs: Voxzogo for Achondroplasia and Roctavian for Hemophilia A gene therapy. BioMarin shares experienced weakness throughout the year based on a few items. Early in 2023, a potential Voxzogo competitor published phase 2 data which looked very good, though the numbers were small, and the product is a few years away from approval even if things go smoothly. Additionally, Roctavian’s launch in Europe was slower than hoped, due to reimbursement negotiations. Also, there was disappointment regarding certain aspects of the detailed prescribing information when the Food and Drug Administration approved Roctavian, on June 29, 2023. We continue to see good risk reward for the shares, taking into account these developments. BioMarin’s fourth quarter results were about as expected. We understand the hold-ups to be primarily logistical, but see upside in the shares even if lack of demand proves to be the real issue. Bristol-Myers Squibb shares underperformed along with other pharmaceutical stocks in a market that generally favored growth stocks over value. The company has launched several high-potential products over the last few years, and they are especially important given the company’s need to refresh its commercial portfolio as it faces significant patent expirations over the next several years. While we don’t think these products will fully “fill the hole” from patent expirations, we do not see that as a strategic imperative, and believe the business as it stands is undervalued. Cracker Barrel shares underperformed during the period as a combination of slower demand, inflationary pressures, and growth investments caused margin guidance to be lower than expected.

Management's Discussion of Fund Performance (Unaudited) (Continued)
As the period ended, the Fund had an overweight in the Communication Services, Health Care, and Financials sectors and an underweight in the Information Technology, Industrials, Energy, Real Estate, Materials, and Consumer Discretionary sectors. The weight of the Consumer Staples sector was roughly in line with that of the index. The Fund held no positions in the Utilities sector.
Outlook and Conclusion
The strong recent performance reflects investor optimism that the Federal Reserve will be able to control inflation without inducing a recession. In our view, the debate on soft landing versus hard landing will continue until we have landed. History includes many periods where talk of a soft landing occurs just before recession strikes. Therefore, we keep an open mind and watch employment, housing, manufacturing, and market breadth data among others to continually re-underwrite our view. Consistent with our approach over the past couple of years, we have maintained a high-quality portfolio with a focus on higher return on capital businesses with pricing power.
One hundred percent of the portfolio excluding cash remains invested in companies that have moderate to high barriers to entry in our view. We believe this high-quality posture will benefit the portfolio going forward as we continue to study the Federal Reserve’s effort to tame inflation.
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Focused Fund - Class A*, the Russell 3000® Index and the S&P 500® Index
Average Annual Total Returns**
Touchstone Focused Fund	1 Year	5 Years	10 Years
Class A	16.71%	12.93%	9.98%
Class C	20.90%	13.23%	9.97%
Class Y	23.24%	14.43%	10.95%
Institutional Class	23.27%	14.49%	11.03%
Russell 3000® Index	29.29%	14.34%	12.33%
S&P 500® Index	29.88%	15.05%	12.96%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Management's Discussion of Fund Performance (Unaudited) (Continued)
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.
The Frank Russell Company (FRC) is the source and owner of the Russell 3000® Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Growth Opportunities Fund
Sub-Advised by Westfield Capital Management Company, L.P.
Investment Philosophy
The Touchstone Growth Opportunities Fund (the “Fund”) seeks long-term growth of capital by primarily investing in stocks of U.S. companies with large, medium and small market capitalizations. The Fund’s portfolio managers place focus on companies they believe to have demonstrated records of achievement with excellent prospects for earnings growth over a 1- to 3-year period. The Fund's subadviser, Westfield Capital Management Company, L.P., looks for companies that it believes are reasonably priced with high forecasted earnings potential.
Fund Performance
The Fund (Class A Shares) outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period ended March 31, 2024. The Fund’s total return was 41.43% (calculated excluding the maximum sales charge), while the total return of the benchmark was 37.95%.
Market Environment
In a period that defied the cautious whispers of many investors’ year-end outlooks, the resilience and vigor of the U.S. equity markets were once again on full display. The first quarter of 2024 unfurled as a period of substantial stock gains with indices such as the S&P 500® Index surging to its best start since 2019 and achieving new all-time highs. The strong returns underscored the market's bullish sentiment which was propelled by the combination of robust earnings growth from artificial intelligence (“AI”)-themed market leaders and dovish commentary from the Federal Reserve. Under the surface of the strong rally in the first quarter of  2024 was a broadening market advance which did include more speculative pockets of AI-related optimism, but, importantly, also witnessed strength in Energy, Industrials, and Financials sectors. Every sector in the Russell 3000® Growth Index was positive over the last 12 months, with Communications Services, Information Technology, and Consumer Discretionary sectors leading the way.
Portfolio Review
Common factors were a modest headwind during the period, primarily due to the Fund’s underweight exposure to size. The relative outperformance was broad-based with eight sectors adding double digits to relative results. Most notable was the relative strength in Consumer Discretionary and Industrials sectors, which outweighed the relative weakness in Financials. The Fund’s residual cash was also a drag on relative performance.
Consumer Discretionary was the top relative contributor over the period. Tesla, Inc. (“Tesla”), the largest global electric vehicle (“EV”) manufacturer, was a positive relative contributor due to our relative underweight positioning. The stock underperformed the broader market during the period after the company reported a series of disappointing quarterly results and forward guidance. We continue to see risk to 2024 consensus estimates for Tesla and remain underweight given the current valuation. Chipotle Mexican Grill, Inc. (“Chipotle”), renowned for its commitment to fresh, high-quality ingredients and innovative fast-casual dining, emerged as a leading relative outperformer in the sector over the year. The company delivered a couple of strong earnings reports over the period showing improving margins and same-store sales comparisons that exceeded consensus expectations. Chipotle’s strategic focus on growth and operational efficiency underscores its strong market position and potential for sustained success, in our opinion.
Industrials also contributed to relative results. Manufacturer and distributor of building products to professional homebuilders, Builders FirstSource, Inc. (“Builders FirstSource”), was the top contributing name within the sector over the period. The share price was lifted as homebuilder sentiment rose on the back of falling U.S. interest and mortgage rates and a positively received analyst day in December. We remain firmly constructive on the name as robust demand for residential housing coupled with easing inflationary pressures and falling interest rates should, in our opinion, enable Builders FirstSource to further capitalize and gain share in the segment and enable continued impressive growth for the company. TransDigm Group Incorporated, a manufacturer of engineered aircraft components, was another top contributing name within the sector. The company released strong earnings reports throughout the year and helped lift the share price. Commercial aftermarket demand remains a driver of steady growth, fueled by secular growth in air traffic globally.
Outside of residual cash, Financials was the largest detracting sector from relative returns. The Progressive Corporation (“Progressive”), an insurance holding company, was the top detracting stock within the sector. Progressive underperformed at the beginning of the period due to weak results stemming from unusually high loss rates on business written in the second half of 2022 and early 2023. This caused the company to scale back their marketing spend to preserve profitability which we believed would be a headwind for growth over the next few months. Given these views, we decided that it was no longer a best use of capital

Management's Discussion of Fund Performance (Unaudited) (Continued)
and sold our position in July 2023. Global Payments Inc., (“Global Payments”) a payments technology company, also detracted from relative results. Global Payments underperformed during the first half of 2023 due to investor concerns around small and midsize business exposure, strength of Global Payments competitive moat, and the departure of the company’s CEO. Shares rebounded during the second half of 2023 after the company reported better than expected quarterly results and investors grew more comfortable with the new CEO’s conservative style. However, investor sentiment was adversely affected in the first quarter of 2024 by concerns over a deceleration in organic growth, emerging weaknesses in merchant margins, and management guidance falling short of expectations. Despite these short-term challenges, we feel the guidance issued by the company is on the conservative side and that Global Payments is currently trading at a very attractive valuation discount relative to peers considering the company's long-term growth potential and strategic position in the rapidly evolving payments industry.
We continue to believe having a balance of high-quality cyclical and secular growth companies should provide more consistent results over time. Depending on the market environment and where we are finding the best earnings growth opportunities, we will tilt the portfolio to take advantage of the current opportunity set. From a sector perspective, we have added the most exposure to Industrials and reduced exposure to Health Care over the past year. Despite these changes, the Fund continues to be overweight Health Care relative to the benchmark. We continue to think that Health Care has a great secular backdrop and that the innovation in the sector should be rewarded. Within Industrials, the majority of our exposure is in markets that are troughing or recovering while also maintaining exposure in markets that may be decelerating but have idiosyncratic reasons to own. The portfolio is balanced, with a tilt towards compounders and light cyclicals and away from commodities and heavy cyclicals, but we are ready to pivot accordingly.
It is important to remember that we take a bottom-up, fundamental approach when identifying securities for inclusion within the strategy and sector exposures are the result of our fundamental conviction in individual companies.
Outlook and Conclusion
The first quarter's 2024 strong rally raises the bar for earnings and growth expectations needed to continue the advance. Amidst the cheer of broadening equity participation lies a nuanced tale of economic indicators and policy developments that suggest a path laden with both opportunities and challenges. In our view, the market's rally, despite a recalibration of expectations around the Federal Reserve's monetary policy, underscores a fundamental confidence in the resilience of the U.S. economy, buoyed by strong gross domestic product growth and labor market dynamics. Yet, the shadows cast by persistent core services inflation, uncertain AI implementation outcomes, and regulatory scrutiny remind us of the complex landscape that investors must traverse. Moving forward, the dual imperatives of seizing growth opportunities while managing risks associated with persistent inflation will likely define the strategic contours of our investment decisions for the foreseeable future. Given this backdrop, we believe client portfolios should continue to benefit from a balanced approach to portfolio construction, one that harmonizes the pursuit of growth with a prudent acknowledgment of the risks that lie ahead.
We believe that companies with strong underlying earnings growth that trade at reasonable valuations will be favored at the expense of high multiple momentum growth stocks. If the market environment plays out like we think it will, with elevated interest rates and inflation, earnings multiples are likely to compress with the most pronounced impact being felt by those companies with the longest duration assets most heavily influenced by discount rates. In addition, falling correlations are increasing the importance and impact of good stock picking. With persistent inflation likely for the foreseeable future, our focus will remain on high-quality operators with pricing power which are positioned advantageously for uncertain input costs and continued supply chain disruptions. We believe having a balanced portfolio of secular and cyclical growth will lead to more consistent results over time and market environments.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Growth Opportunities Fund - Class A* and the Russell 3000® Growth Index
Average Annual Total Returns**
Touchstone Growth Opportunities Fund	1 Year	5 Years	10 Years
Class A	34.36%	16.57%	12.91%
Class C	39.37%	16.90%	12.90%
Class Y	41.82%	18.08%	13.87%
Institutional Class	41.93%	18.19%	13.98%
Russell 3000® Growth Index	37.95%	17.82%	15.43%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 3000® Growth Index measures the performance of those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Mid Cap Growth Fund
Sub-Advised by Westfield Capital Management Company, L.P.
Investment Philosophy
The Touchstone Mid Cap Growth Fund (the “Fund”) seeks to increase the value of Fund shares by primarily investing in stocks of mid-cap U.S. companies. The Fund’s portfolio managers place focus on companies that they believe to have a demonstrated record of achievement with excellent prospects for earnings growth over a 1-to-3-year period. The Fund's subadviser, Westfield Capital Management Company, L.P., looks for companies that it believes are reasonably priced with high forecasted earnings potential.
Fund Performance
The Fund (Class A Shares) outperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended March 31, 2024. The Fund’s total return was 26.77% (calculated excluding the maximum sales charge), while the total return of the benchmark was 26.28%.
Market Environment
In a period that defied the cautious whispers of many investors’ year-end outlooks, the resilience and vigor of the U.S. equity markets were once again on full display. The first quarter of 2024 unfurled as a period of substantial stock gains with indices such as the S&P 500® Index surging to its best start since 2019 and achieving new all-time highs. The strong returns underscored the market's bullish sentiment which was propelled by the combination of robust earnings growth from artificial intelligence (“AI”)-themed market leaders and dovish commentary from the Federal Reserve. Under the surface of the strong rally in the first quarter, 2024 was a broadening market advance which did include more speculative pockets of AI related optimism, but, importantly, also witnessed strength in Energy, Industrials, and Financials sectors. Every sector in the Russell Midcap® Growth Index was positive over the last 12 months, with Information Technology, Financials, and Utilities leading the way.
Portfolio Review
The Fund benefitted from an overweight exposure to size and momentum, which offset a headwind stemming from the Fund’s underweight to volatility. Relative strength in Information Technology and Industrials sectors outweighed relative weakness in Consumer Discretionary and Financials sectors.
Information Technology was the top relative contributor over the period. Splunk Inc. (“Splunk”), a software platform provider to help organizations gain real-time operational intelligence, was the top contributing stock to relative returns within the sector. Shares of Splunk traded higher after Cisco, which is not a fund holding,  announced that they would be acquiring Splunk for a 30%+ premium, combining two established leaders in the security and observability area utilizing AI. Palo Alto Networks, Inc. (“Palo Alto”), a provider of network security solutions to enterprises and government entities, was another top contributing stock within the segment over the period. The company released strong earnings reports throughout the year and provided positive demand commentary, which investors viewed favorably and helped lift the share price. Additionally, Palo Alto is consolidating their security expenses which we think will aid future profitability and the company’s margin profile while still allowing it to sustainably grow.
Industrials also contributed to relative results. TransDigm Group Incorporated, a manufacturer of engineered aircraft components, was the top contributing name within the sector over the period. The company released strong earnings reports throughout the year and helped lift the share price. Commercial aftermarket demand remains a driver of steady growth, fueled by secular growth in air traffic globally. Manufacturer and distributor of building products to professional homebuilders, Builders FirstSource Inc. (“Builders FirstSource”), was another top contributing name over the period. The share price was lifted as homebuilder sentiment rose on the back of falling U.S. interest and mortgage rates, and a positively received analyst day in December. The company reported sales and margins ahead of consensus expectations during the first quarter of 2024, which further boosted shares. We remain firmly constructive on the name as robust demand for residential housing coupled with easing inflationary pressures and falling interest rates should, in our opinion, enable Builders FirstSource to further capitalize and gain share in the segment and enable continued impressive growth for the company.
Consumer Discretionary was the top detracting sector over the period. Developer of technologies and electrical systems for motor vehicles, Aptiv plc, was a top detractor over the period due to market-wide concerns about a slowdown in electric vehicles (“EV”) sales. However, we believe that the company is well positioned to continue growing even if a slowdown in electrifications and EVs emerges, and that it remains a compelling investment candidate.
Financials also detracted from relative returns. MSCI Inc. (“MSCI”), an analytics and investment decision tools provider, was the top detracting stock within the segment. The multiple re-rating lower was a result of management comments acknowledging a slowdown in sales within its environmental, social and governance businesses, driven partly by regulatory uncertainty in Europe

Management's Discussion of Fund Performance (Unaudited) (Continued)
and political tensions in the U.S. It was our belief that these comments received an outsized amount of attention relative to its contribution to MSCI’s overall business, and we thought the slowdown should only last a few quarters, so we maintained our position.
We continue to believe having a balance of high-quality cyclical and secular growth companies should provide more consistent results over time. Depending on the market environment and where we are finding the best earnings growth opportunities, we will tilt the portfolio to take advantage of the current opportunity set. From a sector perspective, we have added the most exposure to Industrials and reduced exposure to Consumer Discretionary over the past year. Within Industrials, the majority of our exposure is in markets that are troughing or recovering while also maintaining exposure in markets that may be decelerating but have idiosyncratic reasons to own. The portfolio is balanced, with a tilt towards compounders and light cyclicals and away from commodities and heavy cyclicals, but we are ready to pivot accordingly.
It is important to remember that we take a bottom-up, fundamental approach when identifying securities for inclusion within the strategy and sector exposures are the result of our fundamental conviction in individual companies.
Outlook and Conclusion
The first quarter's 2024 strong rally raises the bar for earnings and growth expectations needed to continue the advance. Amidst the cheer of broadening equity participation lies a nuanced tale of economic indicators and policy developments that suggest a path laden with both opportunities and challenges. In our view, the market's rally, despite a recalibration of expectations around the Federal Reserve's monetary policy, underscores a fundamental confidence in the resilience of the U.S. economy, buoyed by strong gross domestic product growth and labor market dynamics. Yet, the shadows cast by persistent core services inflation, uncertain AI implementation outcomes, and regulatory scrutiny remind us of the complex landscape that investors must traverse. Moving forward, the dual imperatives of seizing growth opportunities while managing risks associated with persistent inflation will likely define the strategic contours of our investment decisions for the foreseeable future. Given this backdrop, we believe client portfolios should continue to benefit from a balanced approach to portfolio construction, one that harmonizes the pursuit of growth with a prudent acknowledgment of the risks that lie ahead.
We believe that companies with strong underlying earnings growth that trade at reasonable valuations will be favored at the expense of high multiple momentum growth stocks. If the market environment plays out like we think it will, with elevated interest rates and inflation, earnings multiples are likely to compress with the most pronounced impact being felt by those companies with the longest duration assets most heavily influenced by discount rates. In addition, falling correlations are increasing the importance and impact of good stock picking. With persistent inflation likely for the foreseeable future, our focus will remain on high-quality operators with pricing power which are positioned advantageously for uncertain input costs and continued supply chain disruptions. We believe having a balanced portfolio of secular and cyclical growth will lead to more consistent results over time and market environments.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Growth Fund - Class A* and the Russell Midcap® Growth Index
Average Annual Total Returns**
Touchstone Mid Cap Growth Fund	1 Year	5 Years	10 Years
Class A	20.44%	10.62%	10.64%
Class C	24.73%	10.83%	10.61%
Class Y	27.09%	12.02%	11.58%
Institutional Class	27.26%	12.15%	11.67%
Class R6*	27.37%	12.22%	11.71%
Russell Midcap® Growth Index	26.28%	11.82%	11.35%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class R6 shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 shares was February 10, 2020. Class R6 shares performance information was calculated using the historical performance of Institutional Class shares for periods prior to February 10, 2020. The returns have been restated for fees applicable to Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Non-US ESG Equity Fund
Sub-Advised by Rockefeller & Co., LLC
Investment Philosophy
The Touchstone Non-US ESG Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund primarily invests in equity securities of non-U.S. companies and generally focuses on larger, more established companies. The Fund selects investments based on an evaluation of a company’s sustainability and impact practices which considers environmental, social and governance (ESG) impacts and risks of a company, how well the company manages these impacts and risks, and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.
Fund Performance
The Fund (Class A Shares) outperformed its benchmark, the MSCI All Country World Ex-USA Index, for the 12-month period ended March 31, 2024. The Fund’s total return was 19.97% (calculated excluding the maximum sales charge), while the total return of the benchmark was 13.26%.
Market Environment
Over the course of 2023 and 2024, investors have faced above average but declining inflation, stubbornly tight labor markets, rising interest rates, a banking crisis, and an artificial intelligence (“AI”) boom. Concerns of rising government deficits, fear of a U.S. government shutdown and rising geopolitical tensions also influenced the market. The most significant macro driver of equity market performance throughout the year ending March 31, 2024, was interest-rate volatility. The U.S. Federal Reserve’s (“Fed”) hawkish position resulted in 11 rate increases since early 2022 to 5.5%, and marks one of the sharpest hiking cycles in recent memory. Equity markets performed poorly in the August−October 2023 timeframes, which coincided with a notable increase in the U.S. 10-year Treasury yield. Despite these challenges, global economies, as well as corporate profits, remained resilient. As we progress through 2024, markets are more optimistic about a “soft landing” and less concerned about the impact from geopolitical risks.
China’s slowdown and geopolitical risks impacted markets in 2023, a trend we anticipate will begin to stabilize during 2024. Another key factor investors are closely monitoring is China’s reduction of U.S. Treasury holdings, which could pressure rates. Despite signs of expansionary activity early in 2023 post-COVID, Chinese growth stalled as the property crisis deepened, local government debt soared, and unemployment rose. Given these mounting headwinds, the People’s Bank of China intervened by cutting rates and implemented measures to support the property market and consumer businesses, including a $137 billion sovereign debt package for targeted construction projects in late October 2023. Investors are likely looking for policies that would effectively guarantee the debts of the insolvent companies to have increasing confidence in China’s economy. In early March, Premier Li Qiang stated China’s 2024 economic growth target of 5% (in line with expectations) during the National People’s Congress with a focus on investments in advanced manufacturing and defense, which may have provided a boost to the materials sector. While some incremental stimulus measures were announced, it is unlikely to provide confidence among its hesitant consumer base in the near term.
AI played a key role in driving equity market valuations throughout the period. The hope for increased productivity and incremental revenue opportunities propelled semiconductor and hyperscale valuations. This further drove narrow equity market returns, with AI ETFs up 38% in the period, meaningfully outperforming the 24% gain of the MSCI ACWI Index. The majority of AI-centric companies reside in the U.S. and have led to high levels of U.S. equity market capitalization concentration. The ten largest companies in the U.S., which includes many of the “Magnificent 7,” a group of high-performing tech stocks: Microsoft, Apple, Nvidia, Alphabet, Amazon, Meta and Tesla represented nearly 31.5% of the MSCI U.S. Index as of March 2024. By comparison, during the Dotcom era, the top ten represented 24% of the total.
Dovish Fed policy expectations in the fourth quarter of 2023 led to broader groups of industries participating in a market rally, where interest rate sensitive industries such as real estate, construction, and regional banks, to name a few, had stellar performances while the Magnificent 7 lagged a bit. The technology-fueled rally resumed on strong earnings results and outlook from Nvidia in February 2024.
Hawkish economic data releases led to a weaker start to 2024, though markets would gain positive momentum on decent earnings results and improving consumer sentiment. Bond yields gyrated as the market incorporated economic data releases and Fed language. The Federal Open Market Committee meetings during the quarter resulted in policy rate remaining steady. U.S. economic data releases stabilized with the unemployment rate marginally increased, February consumer price index (released March 12, 2024) at 3.1% showed a minor re-acceleration, and GDP at 3.2% was nearly in line with consensus. Disinflationary trends have stalled at the low 3% rate, higher than the pre-pandemic levels of 2%. As industrial production and ISM trends approach a neutral state, commodity prices are beginning to inflect higher causing the probability of a June rate cut to diminish

Management's Discussion of Fund Performance (Unaudited) (Continued)
from 90% to 60%. What is evident from recent economic releases is that the Fed is unlikely to cut rates in the near term. In March, the market broadened out and momentum shifted toward the energy and materials sectors as rates bounced higher. Energy stocks rose on the extension of the Organization of the Petroleum Exporting Countries + oil production cuts amidst a steady demand environment pushing Brent crude prices to approximately $88.
Portfolio Review
The Fund outperformed (12-month ending 3/31/2024) the benchmark on a relative basis, due to positive contributions from Communication Services, Consumer Staples, and Industrials. Consumer Discretionary and Energy were modest underperformers during the period. On a regional basis, investments in Japan, France, and an underweight to China were the best performers while Germany underperformed.
Communication Services benefitted from strong performances in Nintendo (Japan) and KT Corp (South Korea). Nintendo released several new games (Zelda: Tears of the Kingdom and Super Mario Bros Wonder) that were favorably received by gamers and the box office revenues of The Super Mario Bros. movie helped boost profits during their fiscal year. Investors are currently anticipating the release of the next generation Switch console to drive further earnings growth in the coming years. KT Corp was an undervalued telecommunications operator that had struggled with management transition. Operationally, the company performed well despite a temporary void in leadership as the largest shareholder (National Pension Service) protested an extension of the previous CEO (Ku Hyeon-Mo). Eventually, a new CEO (Kim Young-shub) was announced during the summer lifting concerns of a political driven appointment.
The Fund avoided Consumer Staples due to unattractive valuations which contributed to relative returns. Industrials had another outstanding year of performance as our thesis pertaining to electrical infrastructure capex growth acceleration materialized, lifting the shares of Hitachi (Japan) and Schneider Electric (France). Aercap (Netherlands) was another notable contributor during the year. Aercap is the largest aircraft leasing company in the world, with over 1,700 aircrafts in their fleet. Rebounding global air travel post COVID, manufacturing delays at Boeing and Airbus, as well as safety related aircraft groundings have provided a positive environment for lease rates.
Consumer Discretionary underperformed as holdings in Sony (Japan) and Amadeus (Spain) fell during the period. Sony’s momentum stalled as the company forecasted weaker than expected PS5 sales for the fiscal year ending March 2024, 21 million units (25 million previous). Despite the slowing installed base growth, software sales have been positive, and we maintain the view that the current profitability of this current cycle exceeds those of the prior. Longer term, Sony’s media content and digital IP, we believe, will be an important source of growth as the digital environment permeates throughout global households. Amadeus experienced operational trends that were below expectations as booking through their Global Distribution Systems lagged market volumes and weighed on margin expectation. We attribute this to their reliance on corporate travel which has not experienced a rebound comparable to leisure travel in 2023.
Energy performed well as Brent prices moved from $75/barrel to $87/barrel, but our holdings in TotalEnergies (France) and Shell (U.K.) did not keep up with their emerging markets counterparts.
In second quarter 2023, the Fund initiated a position in Shell plc ("Shell"), the multinational oil and gas company based in the U.K. We believe the company’s highly competitive cost position in oil and gas markets as well as its leading position in cleaner fuel markets, such as LNG, should drive resilient earnings growth ahead of expectations. Further, management has a highly attractive capital allocation policy characterized by robust returns to shareholders which helps to support downside risk. While the company has become less embracing of renewable energy technologies relative to its European peers, we remain encouraged by Shell's continued outperformance on emissions reduction, in addition to ongoing investment in lower-carbon fuels and internal decarbonization. The Fund did not exit any positions during the period.
In third quarter 2023, the Fund initiated positions in Merck (Health Care sector, Germany), Sociedad Quimica y Minera (Industrials sector, Chile), and Adyen (Financials sector, Netherlands) during the period. At its core, Merck, headquartered in Germany, is a quality life science tools conglomerate with strength in research reagents and bioproduction consumables and services; secondary businesses include a stable pharma group and growing performance materials division. The company is working through cyclical pressures in its life sciences and performance materials divisions, which should resolve in 2024, setting up an earnings recovery augmented by key growth drivers in biologics process solutions, the pharma pipeline and semiconductor materials.  Long term fundamentals are favorable, and the shares are trading at an attractive valuation. The company has a strong ESG profile including strong product quality, safety protocols and track record. We initiated a position in Chile-based Sociedad Quimica y Minera, or “SQM,” which we view as a high-quality Specialty Chemicals company that is the global market leader in lithium production, a battery material used widely in electric vehicles and increasingly being used to provide stationary backup power. While prices for battery-grade lithium-ion declined sharply following an anomalous 2022, we believe SQM’s more stable and very profitable base business tied to agricultural products serves to buffer the near-term normalization in its main end-market that is expected to grow at a double digit compound annual growth rate this next decade. With numerous policy tailwinds such as

Management's Discussion of Fund Performance (Unaudited) (Continued)
the Inflation Reduction Act increasing incentives for electric vehicle production and consumer purchases in addition to rapidly rising battery energy storage installations worldwide, we believe SQM is positioned to maintain its stature as a sustainability-minded market share leader in the global lithium-ion value chain. We believe SQM’s peer-leading metrics on water conservation and environmental stewardship (e.g., waste reduction) should prove to be a sustainable competitive advantage. We purchased Adyen, a leading global payment service provider based in the Netherlands, after the sharp sell-off following their most recent earnings release. The company missed investor expectations on both revenue and profitability that caused investor concerns around North American competition considering Braintree’s (owned by PayPal) aggressive price discounting strategy. However, our research suggests that price competition in North America is likely a transient factor while Adyen should continue to maintain its strong competitive position globally (superior authorization rates and single stack integrated payment platform unlike those of its legacy competitors), translating into enviable revenue and earnings growth over the long term at an extremely attractive valuation. From an ESG perspective, top material issues include talent attraction and retention, data privacy, and governance. The Fund exited its position in Volkswagen (Consumer Discretionary sector, Germany) to seek other more attractive opportunities.
In the fourth quarter 2023, the Fund initiated a position in Mitsubishi UFJ (Financials sector, Japan), the largest financial institution of Japan. We believe Mitsubishi UFJ should benefit from Bank of Japan’s policy to raise rates in 2024, which would boost net interest income while Fed policy would improve losses on their bond portfolio.  Shares were attractive as the company traded below book with a 3.4% dividend yields and forecasted levels of 7.5% return on equity. We view Mitsubishi UFJ’s (MUFJ) ESG relevance to be low but consider their overall performance positively. Our initial analysis shows that MUFJ intends to grow their sustainable lending portfolio from ¥15 trillion to ¥35 trillion by 2030. Board composition appears independent as the majority are outside directors. However, three directors did receive votes against in the 2022 annual general meeting. We view this to be an opportunity for engagement with our ESG team. The Fund exited the positions in Kubota Corp (Industrials sector, Japan) and Airports of Thailand (Industrials sector, Thailand) to seek other more compelling opportunities.
In first quarter 2024, the Fund initiated a position in Tencent (Communications Services sector, China) during the period. Tencent operates the largest communications platform in China. Their primary sources of revenue are from video games, advertising, and mobile payments, and the organization actively invests in the gaming and internet space. Despite facing tough macro and regulatory challenges, Tencent's revenue growth has recently been inflected. The company's weak stock price presents a compelling valuation opportunity, and the Fund initiated a position in anticipation of its recovery. Areas of shareholder engagement include further discussions over compliance in a rapidly changing regulatory environment and around human capital topics due to demanding work environment in the industry. There were no eliminations in the quarter.
Outlook and Conclusion
We anticipate the effects of elevated interest rates to impact global economies this year. We anticipate a deceleration in global economies year-over-year given federal debt levels and depletion of U.S. household excess savings. Strong equity market performance over the past 18 months has pushed equity market valuations above the 10-year average for the MSCI ACWI, largely due to U.S. securities and the contributions of the “Magnificent 7,” while regions such as Europe and Asia Pacific traded in line with consensus expectations. By the end of the quarter, however, sector participation broadened beyond technology. The fourth-quarter earnings season finished with a modestly positive bias with many companies anticipating a second-half recovery. We observed a discrepancy in earnings growth expectations and valuation which leaves us modestly cautious. We maintain the view that broader market earnings growth expectations appear too optimistic and will reassess our views as the first-quarter earnings season gets underway.
As non-U.S. markets trade in line to modestly below longer-term averages, we believe that a stabilization in China may provide a positive spark to these markets. Additionally, as purchasing managers index levels neutralize and sustain expansionary rates throughout the year, our holdings should benefit.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Non-US ESG Equity Fund - Class A* and the the MSCI All Country World Ex-USA Index
Average Annual Total Returns**
Touchstone Non-US ESG Equity Fund	1 Year	5 Years	10 Years
Class A	13.99%	7.96%	7.41%
Class C	18.03%	8.17%	7.35%
Class Y	20.28%	9.34%	8.31%
Institutional Class*	20.27%	9.33%	8.33%
MSCI All Country World Ex-USA Index	13.26%	5.97%	4.25%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was May 4, 2015. Institutional Class shares performance information was calculated using the historical performance of Class A shares for periods prior to May 4, 2015. The returns have been restated for sales loads and fees applicable to Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI All Country World Ex-USA Index is an unmanaged, capitalization-weighted index composed of companies representative of both developed and emerging markets excluding the United States.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Sands Capital Emerging Markets Growth Fund
Sub-Advised by Sands Capital Management, LLC
Investment Philosophy
The Touchstone Sands Capital Emerging Markets Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund invests in equity and equity-related securities issued by companies located in Emerging or Frontier Markets countries. The Fund’s subadviser, Sands Capital Management LLC, uses a “bottom-up” approach to investment selection, as opposed to sector or regional allocations that focuses on a company’s long-term business fundamentals. Sands Capital seeks companies that have: sustainable above-average earnings growth; a leadership position in a promising business space; significant competitive advantages such as profitability, superior quality or distribution relative to competitors or strong brand and consumer loyalty; a clear mission in an understandable business model; financial strength; and a rational valuation in relation to competitors, the market and business prospects.
Fund Performance
The Fund (Class A Shares) underperformed its benchmark,  the MSCI Emerging Markets Index, for the 12-month period ended March 31, 2024. The Fund’s total return was 7.18% (calculated excluding the maximum sales charges), while the total return of the benchmark was 8.15%.
Market Environment
Emerging market equities (as measured by the MSCI Emerging Markets Index) rose during the period, with broad participation across countries and sectors.
From a country perspective, India and Taiwan contributed most to the benchmark’s rise, while China and Thailand were its top detractors.
From a sector perspective, Information Technology and Financials were the top benchmark contributors, and Communication Services and Consumer Discretionary detracted the most.
Portfolio Review
Overall, country allocation, security selection within sectors, and currency effect drove the Fund’s underperformance during the period. Earnings growth accounted for more than 100% of the Fund’s return, outweighing multiple compression.
From a country perspective, key contributing factors included the Fund’s overweight to India, underweight to China, and security selection within Brazil. Key detracting factors included the Fund’s security selection in India and China and its overweight to Singapore.
From a sector perspective, security selection within Financials, Consumer Discretionary, and Information Technology contributed most to relative results, while detractors included security selection within Communication Services, the Fund’s overweight to Consumer Discretionary, and the Fund’s underweight to Information Technology.
Top absolute contributors were Nu Holdings Ltd. (“Nu Holdings”) (Financials sector; Brazil), Taiwan Semiconductor Manufacturing Company Limited (“Taiwan Semiconductor”), Lam Research  Corporation  (“Lam Research”) (both Information Technology sector; Taiwan and the U.S., respectively), XP Inc. (Financials sector; Brazil), and Apollo Hospitals Enterprise Limited (Health Care sector; India). The top absolute detractors were Sea Limited ("Sea") (Communication Services sector; Singapore), AIA (Financials sector; China), Foshan Haitian Flavoring (Consumer Staples sector; China), Anta Sports Products (Consumer Discretionary sector; China), and Hangzhou Tigermed (“Tigermed”) (Health Care sector; China).
Nu Holdings reported strong results, with the business reporting growth in its customer base and in monetization of that base via strategic cross-selling, all while controlling costs and mitigating credit risk. In 2023’s fourth quarter, revenue grew 66% and gross profit grew 98% year-over-year. Nu Holdings reported 94 million customers (up 36% year-over-year), with 27% of Brazil’s adult population using Nu Holdings as its primary bank.
Taiwan Semiconductor and Lam Research shares rose along with semiconductor stocks more broadly. Taiwan Semiconductor’s strong fourth-quarter 2023 results signaled a rebound in the semiconductor market—led by leading edge chips—and that the business remains a primary beneficiary from artificial intelligence (“AI”) demand. AI is also expected to result in higher dynamic random-access memory (“DRAM”) demand and semiconductor manufacturing complexity. DRAM accounted for approximately 20% of Lam Research’s equipment revenue in 2023.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Sea shares declined over the past year amid concerns about competition. Recent results and research suggest to us, however, that Sea’s competitive position remains strong, and importantly, the business can deliver healthy, and profitable growth. Management expects Sea’s ecommerce business Shopee to re-achieve profitability in 2024’s second half.
AIA shares fell amid poor global sentiment for Chinese stocks, despite strong fundamentals. The business’s fourth-quarter 2024 results were strong, with value of new business growth and margins topping consensus expectations. Growth in Hong Kong and mainland China—key drivers of our investment case—were up 82% and 20% year-over-year, respectively, driven by accelerating agency recruitment, rising agency productivity, and growing bancassurance (an arrangement between a bank and an insurance company where the insurance company can use the bank's distribution) partnership contribution.
Tigermed and the Chinese biopharma sector more broadly remains in a deep, multiyear cyclical correction. This correction was driven by a significant lack of funding, regulatory shifts, and a weak macroeconomic environment. Drug companies namely biotechs have rationalized portfolios and conserved capital. While clinical trial initiations have grown, clinical contract research organizations such as Tigermed have been offering material discounts to win business.
India remained the Fund’s largest country exposure. The Fund significantly reduced its China weight and increased its Brazil weight. The Fund exited Thailand and initiated positions in the Netherlands, Poland, and the United Arab Emirates.
The Fund’s sector exposure remained directionally unchanged, though notable increases included the Financials and Information Technology sectors, which were funded with reductions to the Consumer Discretionary and Communication Services sectors.
Outlook and Conclusion
Earnings drove the bulk of the Fund’s return since the end of 2022, and we are optimistic about a continued earnings-driven recovery. Many of our businesses have seen their fundamental prospects improve, from waning competitive intensity as higher rates forced rationalization, to operational choices resulting in higher profitability. We are optimistic that many of the pandemic’s bullwhip dynamics that distorted typical supply and demand signals and drove doubt about many growth businesses’ ability to profitably expand are subsiding.
Meanwhile, valuations are attractive, given the portfolio’s earnings-led rise. Approximately 60% of the portfolio traded at a lower price-to-earnings multiple at the end of March 2024 than at the end of 2022.
We continue to seek businesses with high degrees of financial strength, including robust cash balances, strong unit economics, and less debt than the average MSCI Emerging Markets constituent. While a global recession did not materialize in 2023, financial strength could become a competitive advantage if the economic environment worsens.
We cannot predict when absolute returns will improve for the asset class. We can, however, envision secular trends that should have beneficial effects. In our view, some of the most enduring investment opportunities can arise from companies that are well positioned at the intersection of underlying change and/or innovation.
These secular changes include a large, growing middle class of consumers in India in particular, digital transformation and artificial intelligence, reshoring of supply chains, retail formalization and increased banking penetration, electrification and decarbonization of industries. They can underpin durable, above-average earnings growth potential for a select group of leading businesses that strongly fits with our six investment criteria. While earnings growth may or may not matter for stocks in the near term, it remains the primary determinant of long-term value creation.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Emerging Markets Growth Fund - Class A* and the MSCI Emerging Markets Index
Average Annual Total Returns**
Touchstone Sands Capital Emerging Markets Growth Fund	1 Year	5 Years	Since Inception*
Class A	1.79%	0.93%	3.17%
Class C	5.43%	1.22%	2.94%
Class Y	7.57%	2.29%	4.00%
Institutional Class	7.67%	2.37%	4.08%
Class R6	7.66%	2.35%	4.03%
MSCI Emerging Markets Index	8.15%	2.22%	2.82%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class R6 shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares, Class R6 shares and Institutional Class shares was November 16, 2018, November 16, 2018, May 9, 2014, April 26, 2021 and May 9, 2014, respectively. Class A shares and Class C shares performance information was calculated using the historical performance of Class Y shares for periods prior to November 16, 2018. Class R6 shares performance information was calculated using the historical performance of Class Y shares for periods prior to April 26, 2021. The returns have been restated for sales loads and fees applicable to Class A shares, Class C shares and Class R6 shares. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class R6 shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Strategic Income Opportunities Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Strategic Income Opportunities Fund (the “Fund”) seeks a high level of current income with a focus on capital preservation by investing primarily in public fixed income securities. The Fund’s subadviser, Fort Washington Investment Advisors, Inc. (“Fort Washington”), employs a high conviction, yield-oriented investment approach with a relatively focused number of issuers, coupled with sector diversification and diligent risk management resulting in attractive risk-adjusted returns via high levels of income.
Fund Performance
The Fund (Class A Shares) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ended March 31, 2024. The Fund’s total return was 8.77% (calculated excluding the maximum sales charges) compared to the benchmark’s total return of 1.70%.
Market Environment
The 12-months ended March 31, 2024 were marked by high inflation, restrictive central bank policy, and geopolitical conflict which resulted in financial market volatility. While most of 2023 was focused on the number of rate hikes, the sentiment and outlook changed significantly in the fourth quarter of 2023 as the market looked toward rate cuts. However, more recent inflation figures coupled with strong labor market data have caused investors to reverse much of the optimism around the amount of rate cuts in 2024.
During the beginning of 2023, many economists were anticipating a recession due to a slowdown in economic growth brought about by a restrictive U.S. Federal Reserve (“Fed”) that raised rates by 525 basis points (“bps”) since 2022. As a result, the 10-year Treasury rose over 100 bps to about 5% causing tighter financial conditions. In addition to higher rates, bank lending standards tightened over the previous 12 months, which was exacerbated by the banking crisis in March, 2023. In contrast to these negative factors, and market expectations, the labor market was resilient over the year. Job gains continued and the unemployment rate remained range bound near lows. This strong labor market, in addition to excess savings, facilitated consumer strength which supported economic growth.
During the fourth quarter of 2023, investors welcomed inflation reports that showed a meaningful slowdown and a trajectory toward 2%. These datapoints triggered investors to forecast an end to the hiking cycle and shift to rate cut expectations. This resulted in a rally in risk assets and a lower yield curve as the 10-year treasury ended the year below 4%. However, the market’s projection for the path of monetary policy shifted again in 2024.
While core inflation has shown a year-over-year deceleration, recent data indicated a pickup, underscoring the challenge of achieving a full return to 2%. The primary driver of elevated inflation remains shelter costs, due to the delayed impact of this data. Nevertheless, due to the likelihood that shelter inflation will continue falling, the recent inflation uptick had a minimal impact on the Fed’s outlook. Following the March meeting, Fed Chair Jerome Powell remarked in his speech that the Federal Open Markets Committee anticipates inflation reaching its 2% target over time, acknowledging potential obstacles along the way but emphasizing the overarching trajectory.
Although a soft/no landing is still consensus, the notion that the Fed may prolong its stay in restrictive territory appears to be giving some investors pause. Despite this cause for potential hesitation, risk assets have been resilient as credit spreads have moved tighter. Investment grade spreads (10yr BBB Industrials) have moved 59 bps tighter since the end of March 2023 and high yield (single B corporates) tightened about 200 bps.
Portfolio Review
The Fund’s risk overweight positioning was the largest contributor to returns over the past year. Spreads were generally range bound around historical averages until the fourth quarter of 2023 when they rallied sharply. The Fund’s overweight to high yield credit, emerging markets debt, and non-credit sectors were the largest contributors from an allocation perspective.
Security selection was also a significant contributor to relative performance during the period, driven by investment grade corporate, securitized, and emerging market debt allocations. The Fund’s holdings outperformed the benchmark as credit spreads tightened over the year and beta performed especially well in the fourth quarter of 2023. Non-agency sectors performed well within Securitized Products while bottom-up opportunities in banking and utilities outperformed within investment grade Credit.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Duration and curve positioning were contributors to relative performance. Rates were extremely volatile over the previous 12-months as the economy was impacted by high inflation and restrictive monetary policy. The Fund was short duration relative to the benchmark, which helped relative performance as rates rose.
Over the past 12-months, the risk budget target has remained at 40%. Expensive valuations have reduced upside return potential across many fixed income sectors, reflecting a high probability of a soft/no landing. Despite our improving economic outlook, elevated asset prices result in only a modest overweight risk posture within the strategy.
Most sector allocations were not adjusted materially over the year. Sector positioning reflects expensive valuations, relative value, and opportunities within each sector. The Fund has reduced emerging market debt modestly over the past 12-months following strong performance. In addition, the Fund reduced its exposure to high yield corporates during the most recent quarter as the sector continued to outperform and valuations have become expensive. This reduction in cash bonds was accompanied by the Fund eliminating its protection in high yield credit default swaps, resulting in a neutral impact to portfolio credit risk, but lessened idiosyncratic risk.
The Fund is positioned with less duration than the benchmark, currently at 5.3 years compared to 6.2 for the benchmark. The yield curve positioning of the Fund was also a positive contributor to performance over the period. The Fund shifted its exposure to the curve over the course of the year, first benefiting from the curve flattening and then benefiting from the curve steepening toward the end of 2023, which contributed to performance. The curve flattened as the Fed raised their Funds rate, then steepened over the back half of 2023 as the market priced in rate cuts. However, the curve flattened modestly in the most recent quarter detracting slightly from the relative performance for the 12-month period.
Outlook and Conclusion
The Fund is targeting a modest overweight to risk representing 40% of the risk budget. Economic growth has surprised to the upside over the last year, but downside risks remain elevated from the cumulative effects of the Fed’s aggressive and restrictive monetary policy, tightening bank lending standards, and increased geopolitical risks.
Inflation continues to decelerate but remains above the Fed’s 2% target. The Fed is expected to begin easing monetary policy in 2024 as inflation trends toward its target but will remain in restrictive territory for some time. Although the U.S. economy has shown resilience thus far, a soft landing is not ensured as risks remain elevated and consumer strength is challenged. Valuations reflect a high probability of a soft/no landing with a limited margin of safety. Despite our improving economic outlook, elevated asset prices result in only a modest overweight risk posture within the strategy.
Sector positioning reflects expensive valuations, relative value, and opportunities within each sector. Allocations were unchanged over the 12-month period and primary risk exposures include: exposure to Investment Grade Credit, which remained stable over the year. The sector continues to favor positions lower in the capital structure within high quality financials and utilities while selectively adding to bottom-up opportunities on attractive relative value, particularly in the intermediate part of the curve. The Fund’s allocation to Securitized Products remained steady during the year. Fort Washington continues to favor non-agency exposure within the sector, and is positioned appropriately with overweight exposure to asset backed securities, collateralized loan obligations and commercial mortgage backed securities.
The Fund modestly reduced its exposure to Emerging Markets Debt during the year following strong relative performance. The sector is primarily invested in the below-investment grade segment and Latin America remains the largest exposure within the sector.
The High Yield exposure was modified and reduced slightly during 2024 as the strategy reduced its cash bond holdings while eliminating its credit default swap protection. High Yield exposure is at the lower end of its historical range as risk/reward is skewed to the downside. The high yield allocation is broadly diversified by sector and has been reducing risk on relative value, favoring higher quality BBs.
Duration was increased during the year from 4.7 to 5.3 years following the meaningful rise in rates. We are positioning portfolios within the current range of 5.0 to 5.5 years through an allocation to treasuries, including a small allocation to Treasury Inflation-Protected Securities (real yields). We believe longer rates are now more fairly valued but expect to see volatility over the next several quarters.
We believe the Fund is positioned to perform well in a stable to improving market environment. We believe a modest overweight to credit sectors is prudent as valuations are tight of historical medians, limiting potential upside, but the improving economic environment should support tighter spreads. We believe the Fund should perform well in this type of stable environment through its excess carry, as it continues to generate an above average yield through a high conviction multi-sector approach. In today’s volatile environment, Strategic Income provides a compelling solution for fixed income investors due to its flexible and risk-oriented approach.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Strategic Income Opportunities Fund - Class A* and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Strategic Income Opportunities Fund	1 Year	5 Years	10 Years	Since Inception
Class A	5.28%	1.66%	2.11%	5.26%
Class C	7.29%	2.00%	1.95%	4.99%
Class Y*	9.07%	2.87%	—	2.87%
Institutional Class*	9.20%	—	—	0.12%
Bloomberg U.S. Aggregate Bond Index	1.70%	0.36%	1.54%	4.33%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class Y shares and Institutional Class shares was January 29, 2015 and July 19, 2021, respectively. The returns of the Index are based on the inception date of the AIG Strategic Bond Fund (the "Predecessor Fund") which merged into the Touchstone Strategic Income Opportunities Fund effective July 17, 2021.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net assets value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Tabular Presentation of Portfolios of Investments (Unaudited)
March 31, 2024
The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Flexible Income Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	28.3%
AA/Aa	18.1
A/A	11.3
BBB/Baa	9.9
BB/Ba	8.7
B/B	2.0
Not Rated	21.7
Total	100.0%
Credit Quality*(% of Preferred Stocks)
A/A	19.5%
BBB/Baa	48.5
BB/Ba	18.4
Not Rated	13.6
Total	100.0%
Sector Allocation**(% of Net Assets)
Fixed Income Securities	80.7%
Preferred Stocks
Financials	3.8
Utilities	0.4
Energy	0.2
Exchange-Traded Fund	2.7
Investment Funds	2.6
Short-Term U.S. Treasury Obligations	7.3
Short-Term Investment Funds	2.4
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Focused Fund

Sector Allocation**(% of Net Assets)
Information Technology	23.7%
Financials	14.7
Health Care	14.7
Communication Services	13.0
Consumer Discretionary	10.2
Industrials	7.0
Consumer Staples	5.5
Materials	2.4
Energy	2.3
Real Estate	2.0
Short-Term Investment Funds	5.2
Other Assets/Liabilities (Net)	(0.7)
Total	100.0%
Touchstone Growth Opportunities Fund

Sector Allocation**(% of Net Assets)
Information Technology	36.3%
Consumer Discretionary	13.2
Industrials	12.8
Health Care	12.7
Communication Services	10.8
Financials	5.9
Consumer Staples	3.5
Materials	1.2
Energy	1.0
Short-Term Investment Fund	2.5
Other Assets/Liabilities (Net)	0.1
Total	100.0%

* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Mid Cap Growth Fund

Sector Allocation*(% of Net Assets)
Industrials	22.3%
Information Technology	22.2
Health Care	19.8
Consumer Discretionary	10.8
Financials	9.7
Materials	3.5
Energy	3.5
Real Estate	3.1
Consumer Staples	2.3
Communication Services	1.0
Short-Term Investment Fund	1.9
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Non-US ESG Equity Fund

Geographic Allocation(% of Net Assets)
Common Stocks
Japan	18.8%
United Kingdom	13.4
France	10.9
Netherlands	7.8
Sweden	7.4
Germany	6.8
Switzerland	4.5
India	3.9
United States	3.7
Taiwan	3.7
South Korea	3.4
Ireland	3.3
Singapore	3.3
Spain	1.9
Hong Kong	1.7
Denmark	1.3
China	0.8
Canada	0.7
Chile	0.6
Short-Term Investment Funds	8.4
Other Assets/Liabilities (Net)	(6.3)
Total	100.0%
Touchstone Sands Capital Emerging Markets Growth Fund

Geographic Allocation(% of Net Assets)
Common Stocks
India	30.3%
Brazil	20.7
China	13.5
Taiwan	7.9
Indonesia	4.1
Netherlands	3.4
United States	3.1
Argentina	2.9
Kazakhstan	2.6
South Korea	2.5
Hong Kong	2.3
Singapore	2.2
Poland	1.8
United Arab Emirates	0.5
Short-Term Investment Fund	2.4
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolios of Investments (Unaudited) (Continued)
Touchstone Strategic Income Opportunities Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	26.2%
AA/Aa	6.9
A/A	7.5
BBB/Baa	34.0
BB/Ba	10.5
B/B	6.2
CCC	0.2
CC	0.5
Not Rated	0.8
Cash Equivalents	7.2
Total	100.0%
Sector Allocation**(% of Net Assets)
Corporate Bonds	41.9%
U.S. Treasury Obligations	20.9
Asset-Backed Securities	12.9
Commercial Mortgage-Backed Securities	5.2
Common Stocks
Energy	1.0
Industrials	0.9
Financials	0.7
Information Technology	0.6
Communication Services	0.4
Materials	0.3
Consumer Staples	0.3
Health Care	0.3
Non-Agency Collateralized Mortgage Obligations	4.3
Sovereign Government Obligations	2.2
Agency Collateralized Mortgage Obligations	0.4
Rights	0.0
Preferred Stocks
Financials	0.0
Short-Term Investment Funds	7.0
Other Assets/Liabilities (Net)	0.7
Total	100.0%
* Credit quality ratings are from S&P Global Ratings ("S&P") and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments
Touchstone Flexible Income Fund – March 31, 2024
Principal Amount		Market Value
	Corporate Bonds — 39.0%
	Financials — 20.7%
$ 7,772,000	Ally Financial, Inc., Ser B, 4.700%(A)	$ 6,663,130
19,729,000	Ally Financial, Inc., Ser C, 4.700%(A)	15,641,698
6,025,000	American Express Co., 3.550%(A)	5,561,280
5,402,000	Arch Capital Group Ltd., 3.635%, 6/30/50	4,017,295
7,310,000	Athene Holding Ltd., 3.950%, 5/25/51	5,379,810
5,222,000	Bank of America Corp., 6.250%(A)	5,228,543
23,752,000	Bank of America Corp., MTN, 0.981%, 9/25/25	23,202,666
4,480,000	Bank of New York Mellon Corp. (The), Ser G, 4.700%(A)	4,396,366
1,711,000	Barclays PLC (United Kingdom), 3.330%, 11/24/42	1,256,823
8,712,000	Brookfield Finance, Inc. (Canada), 6.350%, 1/5/34	9,272,021
25,231,000	Charles Schwab Corp. (The), Ser G, 5.375%(A)	25,051,315
9,514,000	Citigroup, Inc., 5.000%(A)	9,455,864
7,402,000	Citigroup, Inc., Ser W, 4.000%(A)	7,097,112
8,348,000	Citizens Financial Group, Inc., Ser F, 5.650%(A)	8,156,831
4,536,000	Goldman Sachs Group, Inc. (The), 3.210%, 4/22/42	3,411,970
21,030,000	JPMorgan Chase & Co., 2.005%, 3/13/26	20,334,662
24,485,000	JPMorgan Chase & Co., 2.595%, 2/24/26	23,845,159
12,242,000	Lincoln National Corp., Ser C, 9.250%(A)†	13,184,622
7,127,000	Morgan Stanley, 2.484%, 9/16/36	5,631,855
12,359,000	Morgan Stanley, 3.620%, 4/17/25	12,345,348
7,556,000	Nasdaq, Inc., 3.250%, 4/28/50	5,278,943
9,685,000	Regions Financial Corp., Ser D, 5.750%(A)	9,533,425
1,763,000	UBS Group AG (Switzerland), 144a, 9.250%(A)	1,910,184
28,201,000	Wells Fargo & Co., MTN, 2.164%, 2/11/26	27,359,499
22,999,000	Wells Fargo & Co., MTN, 2.406%, 10/30/25	22,562,466
6,373,000	Wells Fargo & Co., Ser S, 5.900%(A)	6,346,085
		282,124,972
	Utilities — 5.2%
4,739,000	American Electric Power Co., Inc., 3.250%, 3/1/50	3,276,790
4,319,000	Berkshire Hathaway Energy Co., 2.850%, 5/15/51	2,787,961
6,943,000	Duke Energy Corp., 3.300%, 6/15/41	5,175,739
22,197,000	Edison International, Ser A, 5.375%(A)	21,483,826
2,121,000	NextEra Energy Capital Holdings, Inc., 4.255%, 9/1/24	2,106,872
7,764,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	5,321,258
30,712,000	Sempra Energy, 4.875%(A)	30,034,850
		70,187,296
	Energy — 4.5%
4,548,000	BP Capital Markets America, Inc., 3.001%, 3/17/52	3,075,222
31,433,000	BP Capital Markets PLC (United Kingdom), 4.875%(A)	30,052,048
2,742,000	Enbridge, Inc. (Canada), 8.500%, 1/15/84	2,979,501
5,467,000	Energy Transfer LP, 8.000%, 5/15/54	5,735,441
2,561,000	Energy Transfer LP, (TSFR3M + 3.279%), 8.586%, 11/1/66(B)	2,326,197
4,337,000	Energy Transfer LP, Ser G, 7.125%(A)	4,236,380
6,328,000	Kinder Morgan, Inc., 3.250%, 8/1/50	4,180,308
4,947,000	Valero Energy Corp., 3.650%, 12/1/51	3,571,368
7,350,000	Williams Cos., Inc. (The), 3.500%, 10/15/51	5,232,182
		61,388,647
	Real Estate — 2.2%
4,483,000	American Tower Corp. REIT, 2.950%, 1/15/51	2,889,432
22,176,000	Rithm Capital Corp. REIT, 144a, 8.000%, 4/1/29	21,524,077
7,451,000	Simon Property Group LP REIT, 3.250%, 9/13/49	5,208,363
		29,621,872
	Consumer Discretionary — 1.5%
15,459,000	NCL Corp. Ltd., 144a, 8.375%, 2/1/28	16,329,296
6,254,000	Starbucks Corp., 3.500%, 11/15/50	4,636,085
		20,965,381
Principal Amount		Market Value

	Information Technology — 1.2%
$ 7,820,000	Micron Technology, Inc., 3.477%, 11/1/51	$ 5,571,495
7,904,000	Oracle Corp., 3.600%, 4/1/40	6,234,756
7,025,000	Oracle Corp., 3.850%, 4/1/60	5,008,769
		16,815,020
	Industrials — 1.0%
2,523,000	3M Co., MTN, 3.125%, 9/19/46	1,747,089
9,750,000	Boeing Co. (The), 3.750%, 2/1/50	6,793,760
7,682,000	RTX Corp., 3.030%, 3/15/52	5,096,149
		13,636,998
	Consumer Staples — 1.0%
4,467,000	Macy's Retail Holdings LLC, 4.300%, 2/15/43	3,732,286
9,543,000	Post Holdings, Inc., 144a, 6.250%, 2/15/32	9,612,711
		13,344,997
	Communication Services — 0.9%
2,894,000	Alibaba Group Holding Ltd. (Cayman Islands), 3.150%, 2/9/51	1,928,443
7,150,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.500%, 6/1/41	4,807,701
7,476,000	Verizon Communications, Inc., 2.875%, 11/20/50	4,893,696
		11,629,840
	Materials — 0.4%
8,122,000	LYB International Finance III LLC, 3.625%, 4/1/51	5,739,990
	Health Care — 0.4%
8,235,000	Biogen, Inc., 3.150%, 5/1/50	5,516,862
	Total Corporate Bonds	$530,971,875
	Agency Collateralized Mortgage Obligations — 14.6%
46,936,286	FHLMC Multifamily Structured Pass Through Certificates, Ser K109, Class X1, 1.578%, 4/25/30(B)(C)(D)	3,507,816
34,331,245	FHLMC Multifamily Structured Pass Through Certificates, Ser K110, Class X1, 1.695%, 4/25/30(B)(C)(D)	2,677,521
7,005,157	FHLMC Multifamily Structured Pass Through Certificates, Ser K110, Class X3, 3.404%, 6/25/48(B)(C)(D)	1,142,800
28,800,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K110, Class XAM, 1.868%, 4/25/30(B)(C)(D)	2,704,490
34,524,038	FHLMC Multifamily Structured Pass Through Certificates, Ser K111, Class X1, 1.570%, 5/25/30(B)(C)(D)	2,615,745
19,436,545	FHLMC Multifamily Structured Pass Through Certificates, Ser K111, Class X3, 3.178%, 4/25/48(B)(C)(D)	3,077,995
35,663,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K111, Class XAM, 1.798%, 5/25/30(B)(C)(D)	3,282,943
66,530,691	FHLMC Multifamily Structured Pass Through Certificates, Ser K112, Class X1, 1.433%, 5/25/30(B)(C)(D)	4,662,670
15,300,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K112, Class X3, 3.005%, 7/25/48(B)(C)(D)	2,304,253
10,630,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K112, Class XAM, 1.666%, 5/25/30(B)(C)(D)	921,030
10,743,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K113, Class XAM, 1.585%, 6/25/30(B)(C)(D)	881,224

Touchstone Flexible Income Fund (Continued)
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 14.6% (Continued)
$ 19,500,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K114, Class X3, 2.735%, 8/25/48(B)(C)(D)	$ 2,619,328
21,702,896	FHLMC Multifamily Structured Pass Through Certificates, Ser K115, Class X3, 2.957%, 9/25/48(B)(C)(D)	3,200,984
26,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K116, Class X3, 3.020%, 9/25/47(B)(C)(D)	3,934,603
39,700,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K117, Class XAM, 1.432%, 9/25/30(B)(C)(D)	3,036,935
24,368,853	FHLMC Multifamily Structured Pass Through Certificates, Ser K118, Class X3, 2.693%, 10/25/48(B)(C)(D)	3,314,971
4,900,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K119, Class X3, 2.728%, 9/25/48(B)(C)(D)	682,625
11,576,808	FHLMC Multifamily Structured Pass Through Certificates, Ser K120, Class X3, 2.741%, 11/25/48(B)(C)(D)	1,625,847
16,073,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K121, Class X3, 2.772%, 11/25/48(B)(C)(D)	2,336,333
9,700,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K122, Class X3, 2.631%, 1/25/49(B)(C)(D)	1,317,200
7,569,056	FHLMC Multifamily Structured Pass Through Certificates, Ser K123, Class X3, 2.628%, 2/25/49(B)(C)(D)	1,038,508
9,255,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K124, Class X3, 2.620%, 2/25/49(B)(C)(D)	1,288,707
16,150,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K125, Class X3, 2.653%, 2/25/49(B)(C)(D)	2,293,440
38,058,448	FHLMC Multifamily Structured Pass Through Certificates, Ser K127, Class X3, 2.652%, 3/25/49(B)(C)(D)	5,389,004
18,230,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K128, Class X3, 2.781%, 4/25/31(B)(C)(D)	2,725,939
10,595,456	FHLMC Multifamily Structured Pass Through Certificates, Ser K130, Class X3, 3.097%, 8/25/48(B)(C)(D)	1,848,420
41,864,611	FHLMC Multifamily Structured Pass Through Certificates, Ser K130, Class XAM, 1.215%, 7/25/31(B)(C)(D)	3,069,241
10,451,281	FHLMC Multifamily Structured Pass Through Certificates, Ser K131, Class X3, 2.947%, 9/25/31(B)(C)(D)	1,731,556
29,501,666	FHLMC Multifamily Structured Pass Through Certificates, Ser K132, Class X3, 2.888%, 8/25/31(B)(C)(D)	4,832,759
9,413,138	FHLMC Multifamily Structured Pass Through Certificates, Ser K134, Class X3, 2.660%, 10/25/49(B)(C)(D)	1,442,754
219,169,933	FHLMC Multifamily Structured Pass Through Certificates, Ser K136, Class X1, 0.397%, 12/25/31(B)(C)(D)	4,806,988
21,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K136, Class X3, 2.826%, 12/25/31(B)(C)(D)	3,450,875
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 14.6% (Continued)
$ 96,839,687	FHLMC Multifamily Structured Pass Through Certificates, Ser K136, Class XAM, 0.568%, 12/25/31(B)(C)(D)	$ 3,429,907
20,601,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K137, Class X3, 2.879%, 1/25/49(B)(C)(D)	3,454,835
31,585,759	FHLMC Multifamily Structured Pass Through Certificates, Ser K139, Class X3, 3.036%, 2/25/49(B)(C)(D)	5,664,192
97,300,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K139, Class XAM, 0.767%, 2/25/32(B)(C)(D)	4,842,417
31,370,856	FHLMC Multifamily Structured Pass Through Certificates, Ser K140, Class X3, 2.945%, 3/25/49(B)(C)(D)	5,450,074
10,400,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K143, Class X3, 3.140%, 4/25/50(B)(C)(D)	1,969,183
5,835,659	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1515, Class X3, 3.679%, 3/25/38(B)(C)(D)	1,578,021
18,435,033	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1516, Class X3, 3.457%, 10/25/38(B)(C)(D)	4,881,665
34,205,422	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1517, Class X1, 1.323%, 7/25/35(B)(C)(D)	3,535,401
52,485,811	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1517, Class X3, 3.284%, 8/25/38(B)(C)(D)	12,935,627
11,201,391	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1519, Class X3, 2.800%, 12/25/38(B)(C)(D)	2,410,043
54,749,872	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1520, Class X1, 0.471%, 2/25/36(B)(C)(D)	2,074,232
5,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1520, Class X3, 3.093%, 4/25/39(B)(C)(D)	1,203,094
53,728,736	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1521, Class X1, 0.979%, 8/25/36(B)(C)(D)	4,423,009
129,111,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K513, Class X1, 0.690%, 12/25/28(B)(C)(D)	3,835,049
15,100,238	FHLMC Multifamily Structured Pass Through Certificates, Ser K739, Class X3, 2.805%, 11/25/48(B)(C)(D)	1,207,693
16,196,664	FHLMC Multifamily Structured Pass Through Certificates, Ser K741, Class X3, 2.448%, 3/25/49(B)(C)(D)	1,246,991
16,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K742, Class X3, 2.595%, 4/25/28(B)(C)(D)	1,393,450
9,500,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K743, Class X3, 2.954%, 6/25/49(B)(C)(D)	959,189
39,018,396	FHLMC Multifamily Structured Pass Through Certificates, Ser K744, Class X3, 2.967%, 8/25/49(B)(C)(D)	4,116,511
47,774,075	FHLMC Multifamily Structured Pass Through Certificates, Ser K745, Class X3, 2.673%, 9/25/49(B)(C)(D)	4,705,121

Touchstone Flexible Income Fund (Continued)
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 14.6% (Continued)
$146,903,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K745, Class XAM, 1.010%, 9/25/28(B)(C)(D)	$ 5,572,163
155,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K746, Class XAM, 0.586%, 10/25/28(B)(C)(D)	3,529,954
52,159,495	FHLMC Multifamily Structured Pass Through Certificates, Ser K747, Class X3, 2.549%, 12/25/49(B)(C)(D)	5,149,284
19,560,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K751, Class X3, 4.844%, 3/25/56(B)(C)(D)	4,594,941
29,441,813	FRESB Mortgage Trust, Ser 2020-SB79, Class X1, 1.082%, 7/25/40(B)(C)(D)	1,084,251
72,860,078	FRESB Mortgage Trust, Ser 2020-SB81, Class X1, 1.034%, 10/25/40(B)(C)(D)	3,116,357
33,893,152	FRESB Mortgage Trust, Ser 2021-SB82, Class X1, 1.060%, 10/25/40(B)(C)(D)	1,071,119
49,070,219	FRESB Mortgage Trust, Ser 2021-SB83, Class X1, 0.866%, 1/25/41(B)(C)(D)	1,364,697
27,417,082	FRESB Mortgage Trust, Ser 2021-SB84, Class X1, 0.501%, 1/25/41(B)(C)(D)	548,610
67,954,208	FRESB Mortgage Trust, Ser 2021-SB85, Class X1, 0.388%, 3/25/41(B)(C)(D)	1,301,955
79,040,408	FRESB Mortgage Trust, Ser 2021-SB87, Class X1, 0.646%, 4/25/41(B)(C)(D)	2,213,013
80,588,376	FRESB Mortgage Trust, Ser 2021-SB88, Class X1, 0.703%, 5/25/41(B)(C)(D)	2,363,987
125,514,832	FRESB Mortgage Trust, Ser 2022-SB94, Class X1, 0.051%, 11/25/41(B)(C)(D)	1,453,361
128,107,490	FRESB Multifamily Structured Pass Through Certificates, Ser 2021-SB86, Class X1, 0.295%, 3/25/41(B)(C)(D)	2,409,868
60,835,646	FRESB Multifamily Structured Pass Through Certificates, Ser 2021-SB89, Class X1, 0.577%, 6/25/41(B)(C)(D)	1,443,849
3,535,929	GNMA, Ser 2012-147, Class IO, 0.544%, 4/16/54(B)(C)(D)	37,395
8,938,189	GNMA, Ser 2016-110, Class IO, 0.904%, 5/16/58(B)(C)(D)	361,748
18,128,649	GNMA, Ser 2016-158, Class IO, 0.750%, 6/16/58(B)(C)(D)	622,645
12,059,102	GNMA, Ser 2016-52, Class IO, 0.762%, 3/16/58(B)(C)(D)	425,258
11,547,063	GNMA, Ser 2017-76, Class IO, 0.784%, 12/16/56(B)(C)(D)	504,172
15,341,408	GNMA, Ser 2017-94, Class IO, 0.584%, 2/16/59(B)(C)(D)	527,246
	Total Agency Collateralized Mortgage Obligations	$198,777,081
	Asset-Backed Securities — 14.4%
160,670,391	Ally Auto Receivables Trust, Ser 2024-1, Class CERT, 144a, 2/16/32	7,505,424
975,000	American Homes 4 Rent Trust, Ser 2014-SFR3, Class C, 144a, 4.596%, 12/17/36	964,393
2,721,293	American Homes 4 Rent Trust, Ser 2015-SFR1, Class A, 144a, 3.467%, 4/17/52	2,662,134
8,348,000	American Homes 4 Rent Trust, Ser 2015-SFR1, Class F, 144a, 5.885%, 4/17/52	8,298,175
7,225,000	AMSR Trust, Ser 2019-SFR1, Class I, 144a, 8.976%, 1/19/39	7,317,705
Principal Amount		Market Value
	Asset-Backed Securities — 14.4% (Continued)
$ 600,000	AMSR Trust, Ser 2020-SFR1, Class C, 144a, 2.419%, 4/17/37	$ 577,661
3,636,576	AMSR Trust, Ser 2020-SFR1, Class I, 144a, 8.193%, 4/17/37	3,610,575
17,900,910	AMSR Trust, Ser 2020-SFR2, Class I, 144a, 5.250%, 7/17/37	17,134,271
6,125,000	AMSR Trust, Ser 2020-SFR3, Class I, 144a, 7.379%, 9/17/37	5,997,500
721,824	B2R Mortgage Trust, Ser 2015-1, Class C, 144a, 4.272%, 5/15/48	718,357
1,600,000	B2R Mortgage Trust, Ser 2015-1, Class D, 144a, 4.831%, 5/15/48(B)(D)	1,582,236
6,457,000	BA Credit Card Trust, Ser 2021-A1, Class A1, 0.440%, 9/15/26	6,443,662
12,700,000	Bayview Opportunity Master Fund VII LLC, Ser 2024-CAR1, Class A, 144a, (SOFR30A + 1.100%), 12/26/31(B)	12,700,000
2,700,000	Bayview Opportunity Master Fund VII LLC, Ser 2024-CAR1, Class B, 144a, (SOFR30A + 1.300%), 12/26/31(B)	2,700,000
1,700,000	Bayview Opportunity Master Fund VII LLC, Ser 2024-CAR1, Class C, 144a, (SOFR30A + 1.500%), 12/26/31(B)	1,700,000
15,000,000	Capital One Multi-Asset Execution Trust, Ser 2021-A1, Class A1, 0.550%, 7/15/26	14,779,515
105,856	Carmax Auto Owner Trust, Ser 2021-1, Class A3, 0.340%, 12/15/25	104,533
7,200,000	FirstKey Homes Trust, Ser 2020-SFR2, Class D, 144a, 1.968%, 10/19/37	6,717,246
255,238	GLS Auto Receivables Issuer Trust, Ser 2021-2A, Class C, 144a, 1.080%, 6/15/26	252,876
1,310,020	Home Partners of America Trust, Ser 2019-1, Class C, 144a, 3.256%, 9/17/39	1,195,790
4,235,805	Invitation Homes Trust, Ser 2018-SFR4, Class B, 144a, (TSFR1M + 1.364%), 6.690%, 1/17/38(B)	4,240,437
758,788	JPMorgan Chase Bank NA - CACLN, Ser 2021-1, Class B, 144a, 0.875%, 9/25/28	750,768
2,254,711	JPMorgan Chase Bank NA - CACLN, Ser 2021-2, Class B, 144a, 0.889%, 12/26/28	2,214,708
2,000,000	JPMorgan Chase Bank NA - CACLN, Ser 2021-3, Class F, 144a, 3.694%, 2/26/29	1,933,975
142,544	Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	142,039
750,000	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-1A, Class B, 144a, (TSFR3M + 2.062%), 7.379%, 4/20/29(B)	750,138
3,000,000	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-1A, Class D, 144a, (TSFR3M + 6.262%), 11.579%, 4/20/29(B)	2,999,748
750,000	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-2A, Class B, 144a, (TSFR3M + 1.662%), 6.981%, 5/20/29(B)	749,980
3,462,897	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-3A, Class A1, 144a, (TSFR3M + 1.062%), 6.379%, 7/20/29(B)	3,463,472
5,080,000	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2021-3A, Class B, 144a, (TSFR3M + 2.012%), 7.329%, 7/20/29(B)	5,079,766
5,000,000	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2022-2A, Class A2, 144a, (TSFR3M + 1.900%), 7.214%, 10/15/30(B)	4,990,020
2,200,000	Progress Residential, Ser 2021-SFR1, Class B, 144a, 1.303%, 4/17/38	2,018,768

Touchstone Flexible Income Fund (Continued)
Principal Amount		Market Value
	Asset-Backed Securities — 14.4% (Continued)
$ 2,596,000	Progress Residential, Ser 2021-SFR1, Class C, 144a, 1.555%, 4/17/38	$ 2,377,826
6,900,000	Progress Residential, Ser 2021-SFR1, Class D, 144a, 1.805%, 4/17/38	6,315,624
975,000	Progress Residential, Ser 2021-SFR3, Class B, 144a, 1.888%, 5/17/26	899,188
3,305,553	Progress Residential, Ser 2021-SFR4, Class A, 144a, 1.558%, 5/17/38	3,053,241
5,330,000	Progress Residential, Ser 2021-SFR4, Class B, 144a, 1.808%, 5/17/38	4,907,198
250,000	Progress Residential Trust, Ser 2020-SFR1, Class D, 144a, 2.383%, 4/17/37	239,998
750,000	Progress Residential Trust, Ser 2020-SFR2, Class C, 144a, 3.077%, 6/17/37	723,897
2,500,000	Progress Residential Trust, Ser 2020-SFR2, Class D, 144a, 3.874%, 6/17/37	2,426,190
2,200,000	Progress Residential Trust, Ser 2020-SFR3, Class C, 144a, 1.695%, 10/17/27	2,059,118
3,950,000	Progress Residential Trust, Ser 2021-SFR5, Class D, 144a, 2.109%, 7/17/38	3,594,572
10,321,500	Redwood Funding Trust, Ser 2023-1, Class A, 144a, 7.500%, 7/25/59(B)(D)	10,144,794
5,000,000	Tricon American Homes Trust, Ser 2018-SFR1, Class B, 144a, 3.739%, 5/17/37	4,894,971
16,350,000	Tricon American Homes Trust, Ser 2018-SFR1, Class C, 144a, 4.044%, 5/17/37	16,041,742
2,700,000	Tricon American Homes Trust, Ser 2018-SFR1, Class E, 144a, 4.564%, 5/17/37	2,656,706
3,196,884	US Bank NA, Ser 2023-1, Class B, 144a, 6.789%, 8/25/32	3,215,391
	Total Asset-Backed Securities	$195,846,328
	U.S. Treasury Obligations — 7.0%
99,349,000	U.S. Treasury Bond, 4.125%, 8/15/53	95,654,459
	Non-Agency Collateralized Mortgage Obligations — 5.6%
52,097	Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(B)(D)	44,088
1,949,164	Chase Home Lending Mortgage Trust, Ser 2019-ATR1, Class B3, 144a, 4.379%, 4/25/49(B)(D)	1,748,192
3,400,796	Chase Mortgage Finance Corp., Ser 2021-CL1, Class M1, 144a, (SOFR30A + 1.200%), 6.520%, 2/25/50(B)	3,378,906
2,636,838	Connecticut Avenue Securities Trust, Ser 2022-R01, Class 1M1, 144a, (SOFR30A + 1.000%), 6.320%, 12/25/41(B)	2,636,844
1,304,868	Fannie Mae Connecticut Avenue Securities, Ser 2014-C02, Class 1M2, (SOFR30A + 2.714%), 8.035%, 5/25/24(B)	1,306,904
5,394,592	Fannie Mae Connecticut Avenue Securities, Ser 2014-C02, Class 2M2, (SOFR30A + 2.714%), 8.035%, 5/25/24(B)	5,401,336
6,047,219	Fannie Mae Connecticut Avenue Securities, Ser 2014-C03, Class 2M2, (SOFR30A + 3.014%), 8.335%, 7/25/24(B)	6,077,178
463,049	Fannie Mae Connecticut Avenue Securities, Ser 2014-C04, Class 1M2, (SOFR30A + 5.014%), 10.335%, 11/25/24(B)	471,732
493,803	Fannie Mae Connecticut Avenue Securities, Ser 2017-C07, Class 1EB2, (SOFR30A + 1.114%), 6.435%, 5/25/30(B)	493,892
584,249	Freddie Mac STACR Debt Notes, Ser 2014-DN2, Class M3, (SOFR30A + 3.714%), 9.035%, 4/25/24(B)	584,979
Principal Amount		Market Value
	Non-Agency Collateralized Mortgage Obligations — 5.6% (Continued)
$ 1,089,649	Freddie Mac STACR Debt Notes, Ser 2017-HQA3, Class M2B, (SOFR30A + 2.464%), 7.785%, 4/25/30(B)	$ 1,114,913
8,421,686	Freddie Mac STACR REMIC Trust, Ser 2021-DNA7, Class M1, 144a, (SOFR30A + 0.850%), 6.170%, 11/25/41(B)	8,413,700
747,574	Freddie Mac STACR REMIC Trust, Ser 2022-DNA2, Class M1A, 144a, (SOFR30A + 1.300%), 6.620%, 2/25/42(B)	749,328
268,870	Freddie Mac STACR Trust, Ser 2018-DNA3, Class M2A, 144a, (SOFR30A + 2.214%), 7.535%, 9/25/48(B)	270,054
6,540,358	GS Mortgage-Backed Securities Corp. Trust, Ser 2020-PJ5, Class A2, 144a, 3.000%, 3/27/51(B)(D)	5,549,287
2,444,588	JP Morgan Mortgage Trust, Ser 2017-3, Class 1A3, 144a, 3.500%, 8/25/47(B)(D)	2,172,757
1,356,639	JP Morgan Mortgage Trust, Ser 2018-3, Class A1, 144a, 3.500%, 9/25/48(B)(D)	1,193,350
1,167,357	JP Morgan Mortgage Trust, Ser 2018-5, Class A4, 144a, 3.000%, 10/25/48(B)(D)	1,027,085
502,887	JP Morgan Mortgage Trust, Ser 2020-7, Class A15, 144a, 3.000%, 1/25/51(B)(D)	424,176
4,365	Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, (TSFR12M + 2.340%), 7.433%, 12/25/32(B)	4,124
67,178	Morgan Stanley Mortgage Loan Trust, Ser 2004-7AR, Class 2A6, 5.793%, 9/25/34(B)(D)	65,456
1,569,696	New Residential Mortgage Loan Trust, Ser 2015-1A, Class B3, 144a, 5.226%, 5/28/52(B)(D)	1,507,805
9,727	RALI Series Trust, Ser 2004-QS6, Class A1, 5.000%, 12/25/24	9,003
662,369	Seasoned Credit Risk Transfer Trust Series, Ser 2017-2, Class M1, 144a, 4.000%, 8/25/56(B)(D)	651,256
16,250,000	Seasoned Credit Risk Transfer Trust Series, Ser 2017-2, Class M2, 144a, 4.000%, 8/25/56(B)(D)	14,934,645
1,341,565	Seasoned Credit Risk Transfer Trust Series, Ser 2018-1, Class M, 4.750%, 5/25/57(B)(D)	1,282,626
1,583,196	Sequoia Mortgage Trust, Ser 2004-3, Class M1, (TSFR1M + 0.864%), 6.193%, 5/20/34(B)	1,578,548
12,117,175	Western Alliance Bank, Ser 2021-CL2, Class M1, 144a, (SOFR30A + 3.150%), 8.470%, 7/25/59(B)	12,538,157
	Total Non-Agency Collateralized Mortgage Obligations	$75,630,321
Shares
	Preferred Stocks — 4.4%
	Financials — 3.8%
647,712	AGNC Investment Corp. REIT, Ser F, 6.125%(A)	14,871,467
146,575	Allstate Corp. (The), Ser J, 7.375%(A)	3,935,539
401,079	Annaly Capital Management, Inc. REIT, Ser I, 6.750%(A)	9,958,792
278,840	Lincoln National Corp., Ser D, 9.000%(A)	7,687,619
130,237	Reinsurance Group of America, Inc., 7.125%, 10/15/52	3,371,836
290,000	Rithm Capital Corp. REIT, Ser D, 7.000%(A)	6,519,200
192,309	Virtus Convertible & Income Fund, Ser A, 5.625%(A)	4,476,953
		50,821,406
	Utilities — 0.4%
316,505	Brookfield Renewable Partners LP (Canada), Ser 17, 5.250%(A)	5,769,886

Touchstone Flexible Income Fund (Continued)
Shares		MarketValue
	Preferred Stocks — 4.4% (Continued)
	Energy — 0.2%
87,656	Enbridge, Inc. (Canada), Ser 5, 6.683%(A)	$ 1,897,753
31,680	Enbridge, Inc. (Canada), Ser L, 5.858%(A)	649,123
		2,546,876
	Total Preferred Stocks	$59,138,168
	Exchange-Traded Fund — 2.7%
858,963	iShares 0-5 Year High Yield Corporate Bond ETF	36,548,876
	Investment Funds — 2.6%
201,688	BlackRock MuniHoldings Fund, Inc.±	2,436,391
421,785	BlackRock MuniYield Quality Fund III, Inc.±	4,833,656
993,178	Nuveen AMT-Free Quality Municipal Income Fund±	10,994,481
1,084,048	Nuveen Quality Municipal Income Fund±	12,423,190
734,806	Western Asset High Income Opportunity Fund, Inc.±	2,865,743
117,473	Western Asset High Yield Defined Opportunity Fund, Inc.±	1,404,977
	Total Investment Funds	$34,958,438
Principal Amount
	Commercial Mortgage-Backed Securities — 0.1%
$ 29,141,667	BANK, Ser 2020-BN26, Class XA, 1.207%, 3/15/63(B)(C)(D)	1,535,136
	Short-Term U.S. Treasury Obligations — 7.3%
100,000,000	U.S. Treasury Bills, 5.295%, 4/18/24#	99,751,434
Shares
	Short-Term Investment Funds — 2.4%
31,670,044	Dreyfus Government Cash Management, Institutional Shares, 5.20%∞Ω	31,670,044
997,200	Invesco Government & Agency Portfolio, Institutional Class, 5.24%∞Ω**	997,200
	Total Short-Term Investment Funds	$32,667,244
	Total Short-Term Securities	$132,418,678
	Total Investment Securities—100.1% (Cost $1,387,955,768)	$1,361,479,360
	Liabilities in Excess of Other Assets — (0.1%)	(1,237,256)
	Net Assets — 100.0%	$1,360,242,104
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2024.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(D)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
±	Closed-end Fund.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2024 was $969,299.
#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2024.
Portfolio Abbreviations:
ETF – Exchange-Traded Fund
FHLMC – Federal Home Loan Mortgage Corporation
FRESB – Freddie Mac Multifamily Securitization Small Balance Loan
GNMA – Government National Mortgage Association
IO – Interest Only
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
SOFR30A – Secured Overnight Financing Rate 30 Day Average
STACR – Structured Agency Credit Risk
TSFR12M – Twelve Month Term Secured Overnight Financing Rate
TSFR1M – One Month Term Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities were valued at $280,948,389 or 20.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$530,971,875	$—	$530,971,875
Agency Collateralized Mortgage Obligations	—	198,777,081	—	198,777,081
Asset-Backed Securities	—	195,846,328	—	195,846,328
U.S. Treasury Obligations	—	95,654,459	—	95,654,459
Non-Agency Collateralized Mortgage Obligations	—	75,630,321	—	75,630,321
Preferred Stocks	59,138,168	—	—	59,138,168
Exchange-Traded Fund	36,548,876	—	—	36,548,876
Investment Funds	34,958,438	—	—	34,958,438
Commercial Mortgage-Backed Securities	—	1,535,136	—	1,535,136
Short-Term U.S. Treasury Obligations	—	99,751,434	—	99,751,434
Short-Term Investment Funds	32,667,244	—	—	32,667,244
Total	$163,312,726	$1,198,166,634	$—	$1,361,479,360
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Focused Fund – March 31, 2024
Shares		Market Value
	Common Stocks — 95.5%
	Information Technology — 23.7%
429,876	Apple, Inc.	$ 73,715,136
271,026	Microsoft Corp.	114,026,059
204,289	Oracle Corp.	25,660,741
113,560	Salesforce, Inc.	34,202,001
84,065	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) ADR	11,437,043
114,131	Texas Instruments, Inc.	19,882,762
67,768	Workday, Inc. - Class A*	18,483,722
		297,407,464
	Financials — 14.7%
748,902	Bank of America Corp.	28,398,364
140,725	Berkshire Hathaway, Inc. - Class B*	59,177,677
120,348	Charles Schwab Corp. (The)	8,705,974
76,087	Goldman Sachs Group, Inc. (The)	31,780,779
26,183	LPL Financial Holdings, Inc.	6,917,548
13,854	Markel Group, Inc.*	21,078,584
100,160	Visa, Inc. - Class A	27,952,653
		184,011,579
	Health Care — 14.7%
58,247	Becton Dickinson & Co.	14,413,220
208,319	BioMarin Pharmaceutical, Inc.*	18,194,582
317,839	Bristol-Myers Squibb Co.	17,236,409
65,962	Cencora, Inc.	16,028,106
86,671	HCA Healthcare, Inc.	28,907,379
191,981	Johnson & Johnson	30,369,474
289,786	Medtronic PLC	25,254,850
67,427	UnitedHealth Group, Inc.	33,356,137
		183,760,157
	Communication Services — 13.0%
422,311	Alphabet, Inc. - Class C*	64,301,073
415,250	Comcast Corp. - Class A	18,001,088
143,175	Meta Platforms, Inc. - Class A	69,522,916
18,854	Netflix, Inc.*	11,450,600
		163,275,677
	Consumer Discretionary — 10.2%
88,487	Airbnb, Inc. - Class A*	14,596,816
72,279	Alibaba Group Holding Ltd. (China) ADR	5,230,108
315,140	Amazon.com, Inc.*	56,844,953
206,190	Choice Hotels International, Inc.†	26,052,107
101,262	Cracker Barrel Old Country Store, Inc.	7,364,785
92,657	Floor & Decor Holdings, Inc. - Class A*	12,010,200
190,459	Frontdoor, Inc.*	6,205,154
		128,304,123
	Industrials — 7.0%
134,971	Allegiant Travel Co.	10,151,169
82,560	Boeing Co. (The)*	15,933,254
37,083	Hubbell, Inc.	15,391,299
219,215	RTX Corp.	21,380,039
198,319	SS&C Technologies Holdings, Inc.	12,765,794
122,445	Stanley Black & Decker, Inc.	11,991,039
		87,612,594
Shares		Market Value

	Consumer Staples — 5.5%
283,090	Coca-Cola Femsa SAB de CV (Mexico) ADR	$ 27,516,348
360,553	Monster Beverage Corp.*	21,373,582
219,156	Philip Morris International, Inc.	20,079,073
		68,969,003
	Materials — 2.4%
227,014	DuPont de Nemours, Inc.	17,405,164
140,564	International Flavors & Fragrances, Inc.	12,087,098
		29,492,262
	Energy — 2.3%
251,542	Exxon Mobil Corp.	29,239,242
	Real Estate — 2.0%
460,165	Americold Realty Trust, Inc. REIT	11,467,312
70,700	Jones Lang LaSalle, Inc.*	13,792,863
		25,260,175
	Total Common Stocks	$1,197,332,276
	Short-Term Investment Funds — 5.2%
58,276,295	Dreyfus Government Cash Management, Institutional Shares, 5.20%∞Ω	58,276,295
7,032,934	Invesco Government & Agency Portfolio, Institutional Class, 5.24%∞Ω**	7,032,934
	Total Short-Term Investment Funds	$65,309,229
	Total Investment Securities—100.7% (Cost $650,956,768)	$1,262,641,505
	Liabilities in Excess of Other Assets — (0.7%)	(8,377,312)
	Net Assets — 100.0%	$1,254,264,193
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2024 was $6,810,265.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,197,332,276	$—	$—	$1,197,332,276
Short-Term Investment Funds	65,309,229	—	—	65,309,229
Total	$1,262,641,505	$—	$—	$1,262,641,505
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Growth Opportunities Fund – March 31, 2024
Shares		Market Value
	Common Stocks — 97.4%
	Information Technology — 36.3%
68,941	Apple, Inc.	$ 11,822,003
29,441	Cisco Systems, Inc.	1,469,400
45,950	Flex Ltd.*	1,314,630
3,320	HubSpot, Inc.*	2,080,179
28,832	Microsoft Corp.	12,130,199
7,105	Monday.com Ltd.*	1,604,806
12,083	NVIDIA Corp.	10,917,716
11,146	Salesforce, Inc.	3,356,952
4,984	ServiceNow, Inc.*	3,799,802
16,879	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) ADR	2,296,388
8,087	Workday, Inc. - Class A*	2,205,729
		52,997,804
	Consumer Discretionary — 13.2%
54,344	Amazon.com, Inc.*	9,802,571
911	Chipotle Mexican Grill, Inc.*	2,648,067
8,654	Home Depot, Inc. (The)	3,319,674
53,261	MGM Resorts International*	2,514,452
5,233	Tesla, Inc.*	919,909
		19,204,673
	Industrials — 12.8%
11,997	AMETEK, Inc.	2,194,251
9,019	Builders FirstSource, Inc.*	1,880,913
17,868	Dayforce, Inc.*	1,183,040
8,743	JB Hunt Transport Services, Inc.	1,742,043
2,435	TransDigm Group, Inc.	2,998,946
33,529	Uber Technologies, Inc.*	2,581,398
9,269	Union Pacific Corp.	2,279,525
25,966	Vertiv Holdings Co. - Class A	2,120,643
33,155	WNS Holdings Ltd. (India) ADR*	1,675,322
		18,656,081
	Health Care — 12.7%
12,855	AbbVie, Inc.	2,340,895
27,934	Ascendis Pharma A/S (Denmark) ADR*	4,222,783
13,174	DexCom, Inc.*	1,827,234
5,805	ICON PLC*	1,950,190
6,340	Inspire Medical Systems, Inc.*	1,361,769
25,647	Lantheus Holdings, Inc.*	1,596,269
19,650	Legend Biotech Corp. ADR*	1,102,168
8,409	UnitedHealth Group, Inc.	4,159,932
		18,561,240
	Communication Services — 10.8%
61,398	Alphabet, Inc. - Class A*	9,266,800
13,413	Meta Platforms, Inc. - Class A	6,513,085
		15,779,885
Shares		Market Value

	Financials — 5.9%
12,995	Apollo Global Management, Inc.	$ 1,461,288
18,521	Global Payments, Inc.	2,475,517
16,646	Visa, Inc. - Class A	4,645,565
		8,582,370
	Consumer Staples — 3.5%
7,406	Constellation Brands, Inc. - Class A	2,012,655
4,216	Costco Wholesale Corp.	3,088,768
		5,101,423
	Materials — 1.2%
10,103	Celanese Corp.	1,736,302
	Energy — 1.0%
7,625	Diamondback Energy, Inc.	1,511,046
	Total Common Stocks	$142,130,824
	Short-Term Investment Fund — 2.5%
3,643,676	Dreyfus Government Cash Management, Institutional Shares, 5.20%∞Ω	3,643,676
	Total Investment Securities—99.9% (Cost $80,244,524)	$145,774,500
	Other Assets in Excess of Liabilities — 0.1%	96,220
	Net Assets — 100.0%	$145,870,720
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$140,455,502	$1,675,322	$—	$142,130,824
Short-Term Investment Fund	3,643,676	—	—	3,643,676
Total	$144,099,178	$1,675,322	$—	$145,774,500
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Mid Cap Growth Fund – March 31, 2024
Shares		Market Value
	Common Stocks — 98.2%
	Industrials — 22.3%
138,567	AMETEK, Inc.	$ 25,343,904
89,402	Axon Enterprise, Inc.*	27,972,098
181,349	Builders FirstSource, Inc.*	37,820,334
743,056	Copart, Inc. *	43,037,804
275,950	Dayforce, Inc.*	18,270,649
116,213	JB Hunt Transport Services, Inc.	23,155,440
103,867	Rockwell Automation, Inc.	30,259,573
43,207	TransDigm Group, Inc.	53,213,741
421,224	Vertiv Holdings Co. - Class A	34,401,364
127,070	Waste Connections, Inc.	21,857,311
		315,332,218
	Information Technology — 22.2%
96,207	CDW Corp.	24,607,826
170,922	Datadog, Inc. - Class A*	21,125,959
105,147	Enphase Energy, Inc.*	12,720,684
25,375	Fair Isaac Corp.*	31,708,854
51,083	HubSpot, Inc.*	32,006,565
100,679	Jabil, Inc.	13,485,952
108,449	MKS Instruments, Inc.	14,423,717
76,327	MongoDB, Inc.*	27,373,915
82,795	Nice Ltd. (Israel) ADR*	21,578,033
102,424	NXP Semiconductors NV (China)	25,377,594
47,892	Palo Alto Networks, Inc.*	13,607,554
289,347	Procore Technologies, Inc.*	23,775,643
218,215	Western Digital Corp.*	14,890,992
59,814	Zebra Technologies Corp. - Class A*	18,030,332
104,336	Zscaler, Inc.*	20,098,244
		314,811,864
	Health Care — 19.8%
67,265	Align Technology, Inc.*	22,057,539
260,102	Ascendis Pharma A/S (Denmark) ADR*	39,319,619
924,827	Avantor, Inc.*	23,647,826
258,187	Cooper Cos., Inc. (The)	26,195,653
289,050	DexCom, Inc.*	40,091,235
223,494	GE HealthCare Technologies, Inc.	20,317,840
80,457	ICON PLC*	27,029,529
58,404	IDEXX Laboratories, Inc.*	31,534,072
91,741	Insulet Corp.*	15,724,407
322,675	Legend Biotech Corp. ADR*	18,098,841
106,636	Masimo Corp.*	15,659,497
		279,676,058
	Consumer Discretionary — 10.8%
162,617	Aptiv PLC*	12,952,444
9,111	Chipotle Mexican Grill, Inc.*	26,483,582
593,852	DraftKings, Inc. - Class A*	26,966,819
85,997	Expedia Group, Inc.*	11,846,087
130,263	Hilton Worldwide Holdings, Inc.	27,786,401
27,885	Lululemon Athletica, Inc.*	10,893,275
247,115	Ross Stores, Inc.	36,266,597
		153,195,205
	Financials — 9.7%
355,886	American International Group, Inc.	27,819,609
203,484	Ares Management Corp. - Class A	27,059,302
73,859	Arthur J Gallagher & Co.	18,467,704
Shares		Market Value

	Financials — 9.7% (Continued)
8,467	First Citizens BancShares, Inc. - Class A	$ 13,843,545
190,711	Global Payments, Inc.	25,490,432
45,057	MSCI, Inc.	25,252,196
		137,932,788
	Materials — 3.5%
117,280	Celanese Corp.	20,155,741
106,641	Vulcan Materials Co.	29,104,461
		49,260,202
	Energy — 3.5%
356,095	Devon Energy Corp.	17,868,847
92,164	Diamondback Energy, Inc.	18,264,140
325,018	Halliburton Co.	12,812,210
		48,945,197
	Real Estate — 3.1%
289,692	CoStar Group, Inc.*	27,984,247
71,093	SBA Communications Corp. REIT	15,405,853
		43,390,100
	Consumer Staples — 2.3%
120,688	Constellation Brands, Inc. - Class A	32,798,171
	Communication Services — 1.0%
141,115	Live Nation Entertainment, Inc.*	14,925,734
	Total Common Stocks	$1,390,267,537
	Short-Term Investment Fund — 1.9%
26,370,890	Dreyfus Government Cash Management, Institutional Shares, 5.20%∞Ω	26,370,890
	Total Investment Securities—100.1% (Cost $1,020,538,192)	$1,416,638,427
	Liabilities in Excess of Other Assets — (0.1%)	(1,341,829)
	Net Assets — 100.0%	$1,415,296,598
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,390,267,537	$—	$—	$1,390,267,537
Short-Term Investment Fund	26,370,890	—	—	26,370,890
Total	$1,416,638,427	$—	$—	$1,416,638,427
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Non-US ESG Equity Fund – March 31, 2024
Shares		Market Value
	Common Stocks — 97.9%
	Japan — 18.8%
	Communication Services — 3.3%
387,300	Nintendo Co. Ltd.	$ 21,132,876
	Consumer Discretionary — 5.8%
764,100	Denso Corp.	14,633,794
268,400	Sony Group Corp.	23,015,496
	Financials — 1.6%
1,002,300	Mitsubishi UFJ Financial Group, Inc.	10,197,503
	Industrials — 4.1%
286,500	Hitachi Ltd.	26,180,499
	Information Technology — 4.0%
99,500	Tokyo Electron Ltd.	25,914,693
	Total Japan	121,074,861
	United Kingdom — 13.4%
	Financials — 6.2%
31,970,163	Lloyds Banking Group PLC	20,908,388
160,457	London Stock Exchange Group PLC	19,199,338
	Industrials — 7.2%
144,645	Ashtead Group PLC	10,302,950
446,152	RELX PLC	19,240,503
2,825,746	Rentokil Initial PLC	16,800,509
	Total United Kingdom	86,451,688
	France — 10.9%
	Energy — 2.1%
197,668	TotalEnergies SE ADR	13,605,488
	Financials — 2.3%
202,196	BNP Paribas SA	14,395,323
	Industrials — 2.7%
226,725	Cie de Saint-Gobain SA	17,596,984
	Materials — 3.8%
118,613	Air Liquide SA	24,677,281
	Total France	70,275,076
	Netherlands — 7.8%
	Energy — 3.3%
316,613	Shell PLC ADR	21,225,735
	Financials — 2.7%
10,276	Adyen NV, 144a*	17,357,571
	Health Care — 1.8%
579,109	Koninklijke Philips NV*	11,590,262
	Total Netherlands	50,173,568
	Sweden — 7.4%
	Financials — 5.9%
1,666,385	Svenska Handelsbanken AB - Class A†	16,847,129
1,049,491	Swedbank AB - Class A†	20,830,032
	Industrials — 1.5%
529,483	Epiroc AB - Class A	9,939,753
	Total Sweden	47,616,914
	Germany — 6.8%
	Communication Services — 2.5%
664,608	Deutsche Telekom AG	16,133,033
	Health Care — 1.8%
64,861	Merck KGaA	11,437,297
Shares		Market Value

	Germany — (Continued)
	Industrials — 2.5%
373,819	Deutsche Post AG	$ 16,110,625
	Total Germany	43,680,955
	Switzerland — 4.5%
	Health Care — 2.4%
59,111	Roche Holding AG	15,092,164
	Industrials — 2.1%
294,183	ABB Ltd. ADR	13,638,324
	Total Switzerland	28,730,488
	India — 3.9%
	Financials — 3.9%
949,648	ICICI Bank Ltd. ADR	25,080,204
	United States — 3.7%
	Industrials — 3.7%
105,900	Schneider Electric SE	23,941,494
	Taiwan — 3.7%
	Information Technology — 3.7%
174,657	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	23,762,085
	South Korea — 3.4%
	Communication Services — 3.0%
442,243	KT Corp. ADR*	6,200,247
463,372	KT Corp.	13,069,481
	Information Technology — 0.4%
7,823	Samsung SDI Co. Ltd.	2,774,459
	Total South Korea	22,044,187
	Ireland — 3.3%
	Industrials — 3.3%
246,595	AerCap Holdings N.V.*	21,431,571
	Singapore — 3.3%
	Financials — 2.6%
1,672,600	Oversea-Chinese Banking Corp. Ltd.	16,712,401
	Real Estate — 0.7%
2,913,300	CapitaLand Integrated Commercial Trust REIT	4,271,658
	Total Singapore	20,984,059
	Spain — 1.9%
	Consumer Discretionary — 1.9%
193,529	Amadeus IT Group SA	12,423,925
	Hong Kong — 1.7%
	Financials — 1.7%
1,669,200	AIA Group Ltd.	11,227,997
	Denmark — 1.3%
	Industrials — 1.3%
299,127	Vestas Wind Systems A/S*	8,343,731
	China — 0.8%
	Communication Services — 0.8%
128,185	Tencent Holdings Ltd. ADR†	5,003,061
	Canada — 0.7%
	Industrials — 0.7%
136,212	ATS Corp.*	4,583,473

Touchstone Non-US ESG Equity Fund (Continued)
Shares		Market Value
	Common Stocks — 97.9% (Continued)
	Chile — 0.6%
	Industrials — 0.6%
74,267	Sociedad Quimica y Minera de Chile SA ADR†	$ 3,650,966
	Total Common Stocks	$630,480,303
	Short-Term Investment Funds — 8.4%
19,235,433	Dreyfus Government Cash Management, Institutional Shares, 5.20%∞Ω	19,235,433
34,473,031	Invesco Government & Agency Portfolio, Institutional Class, 5.24%∞Ω**	34,473,031
	Total Short-Term Investment Funds	$53,708,464
	Total Investment Securities — 106.3% (Cost $534,157,510)	$684,188,767
	Liabilities in Excess of Other Assets — (6.3)%	(40,351,560)
	Net Assets — 100.0%	$643,837,207
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2024 was $32,904,836.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2024.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities were valued at $17,357,571 or 2.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$121,074,861	$—	$121,074,861
United Kingdom	—	86,451,688	—	86,451,688
France	13,605,488	56,669,588	—	70,275,076
Netherlands	21,225,735	28,947,833	—	50,173,568
Sweden	—	47,616,914	—	47,616,914
Germany	—	43,680,955	—	43,680,955
Switzerland	13,638,324	15,092,164	—	28,730,488
India	25,080,204	—	—	25,080,204
United States	—	23,941,494	—	23,941,494
Taiwan	23,762,085	—	—	23,762,085
South Korea	6,200,247	15,843,940	—	22,044,187
Ireland	21,431,571	—	—	21,431,571
Singapore	—	20,984,059	—	20,984,059
Spain	—	12,423,925	—	12,423,925
Hong Kong	—	11,227,997	—	11,227,997
Denmark	—	8,343,731	—	8,343,731
China	5,003,061	—	—	5,003,061
Canada	4,583,473	—	—	4,583,473
Chile	3,650,966	—	—	3,650,966
Short-Term Investment Funds	53,708,464	—	—	53,708,464
Total	$191,889,618	$492,299,149	$—	$684,188,767
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Sands Capital Emerging Markets Growth Fund – March 31, 2024
Shares		Market Value
	Common Stocks — 97.8%
	India — 30.3%
	Consumer Discretionary — 5.1%
4,835,869	Jubilant Foodworks Ltd.	$ 26,090,797
1,896,273	Titan Co. Ltd.	86,682,625
	Consumer Staples — 4.1%
221,653	Avenue Supermarts Ltd., 144a*	12,047,009
1,311,202	Britannia Industries Ltd.	77,222,808
	Energy — 3.2%
1,977,320	Reliance Industries Ltd.	70,705,382
	Financials — 11.7%
1,289,669	Bajaj Finance Ltd.	112,612,376
7,555,584	Bandhan Bank Ltd., 144a	16,372,585
5,062,875	HDFC Bank Ltd.	88,284,501
5,125,779	HDFC Life Insurance Co. Ltd., 144a	38,924,638
	Health Care — 3.3%
965,283	Apollo Hospitals Enterprise Ltd.	73,687,334
	Information Technology — 1.2%
565,333	Tata Consultancy Services Ltd.	26,385,195
	Materials — 1.7%
1,107,538	Asian Paints Ltd.	37,797,343
	Total India	666,812,593
	Brazil — 20.7%
	Consumer Discretionary — 6.3%
92,212	MercadoLibre, Inc.*	139,420,855
	Consumer Staples — 2.1%
8,472,956	Raia Drogasil SA	46,424,379
	Financials — 8.6%
10,174,798	NU Holdings Ltd. - Class A*	121,385,340
2,657,294	XP, Inc. - Class A	68,186,164
	Industrials — 3.7%
4,145,815	Localiza Rent a Car SA	45,447,404
4,595,600	WEG SA	35,103,369
	Total Brazil	455,967,511
	China — 13.5%
	Communication Services — 4.3%
1,343,501	Kanzhun Ltd. ADR	23,551,573
1,839,742	Tencent Holdings Ltd.	71,657,847
	Consumer Discretionary — 5.8%
3,142,574	Alibaba Group Holding Ltd.	28,417,776
6,937,723	ANTA Sports Products Ltd.	73,975,651
11,489,000	Haidilao International Holding Ltd., 144a	25,997,921
	Consumer Staples — 1.7%
6,744,567	Foshan Haitian Flavouring & Food Co. Ltd. - Class A	36,979,594
	Health Care — 0.7%
3,870,642	Hangzhou Tigermed Consulting Co. Ltd. Class H, 144a	14,661,806
	Industrials — 1.0%
836,394	Contemporary Amperex Technology Co. Ltd. - Class A	21,867,615
	Total China	297,109,783
	Taiwan — 7.9%
	Information Technology — 7.9%
1,274,516	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	173,397,902
Shares		Market Value

	Indonesia — 4.1%
	Financials — 4.1%
91,762,200	Bank Central Asia Tbk PT	$ 58,309,944
85,472,800	Bank Rakyat Indonesia Persero Tbk PT	32,682,659
	Total Indonesia	90,992,603
	Netherlands — 3.4%
	Information Technology — 3.4%
75,963	ASML Holding NV	73,719,813
	United States — 3.1%
	Information Technology — 3.1%
68,885	Lam Research Corp.	66,926,599
	Argentina — 2.9%
	Information Technology — 2.9%
310,529	Globant SA*	62,695,805
	Kazakhstan — 2.6%
	Financials — 2.6%
450,691	Kaspi.KZ JSC ADR	57,976,890
	South Korea — 2.5%
	Consumer Discretionary — 1.7%
2,149,781	Coupang, Inc.*	38,244,604
	Information Technology — 0.8%
46,854	Samsung SDI Co. Ltd.	16,616,964
	Total South Korea	54,861,568
	Hong Kong — 2.3%
	Financials — 2.3%
7,603,731	AIA Group Ltd.	51,147,058
	Singapore — 2.2%
	Communication Services — 2.2%
913,644	Sea Ltd. ADR*	49,071,819
	Poland — 1.8%
	Consumer Staples — 1.8%
404,037	Dino Polska SA, 144a*	39,217,171
	United Arab Emirates — 0.5%
	Consumer Discretionary — 0.5%
11,116,829	Americana Restaurants International PLC	10,048,274
	Total Common Stocks	$2,149,945,389
	Short-Term Investment Fund — 2.4%
53,017,676	Dreyfus Government Cash Management, Institutional Shares, 5.20%∞Ω	53,017,676
	Total Investment Securities — 100.2% (Cost $1,735,895,207)	$2,202,963,065
	Liabilities in Excess of Other Assets — (0.2)%	(4,162,642)
	Net Assets — 100.0%	$2,198,800,423
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2024.

Touchstone Sands Capital Emerging Markets Growth Fund (Continued)
Portfolio Abbreviations:
ADR – American Depositary Receipt
JSC – Joint Stock Company
PLC – Public Limited Company
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities were valued at $147,221,130 or 6.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
India	$38,924,638	$627,887,955	$—	$666,812,593
Brazil	455,967,511	—	—	455,967,511
China	23,551,573	273,558,210	—	297,109,783
Taiwan	173,397,902	—	—	173,397,902
Indonesia	58,309,944	32,682,659	—	90,992,603
Netherlands	73,719,813	—	—	73,719,813
United States	66,926,599	—	—	66,926,599
Argentina	62,695,805	—	—	62,695,805
Kazakhstan	57,976,890	—	—	57,976,890
South Korea	38,244,604	16,616,964	—	54,861,568
Hong Kong	—	51,147,058	—	51,147,058
Singapore	49,071,819	—	—	49,071,819
Poland	39,217,171	—	—	39,217,171
United Arab Emirates	10,048,274	—	—	10,048,274
Short-Term Investment Fund	53,017,676	—	—	53,017,676
Total	$1,201,070,219	$1,001,892,846	$—	$2,202,963,065
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Strategic Income Opportunities Fund – March 31, 2024
Principal Amount		Market Value
	Corporate Bonds — 41.9%
	Financials — 10.5%
$ 1,400,000	Ares Capital Corp., 5.875%, 3/1/29	$ 1,395,431
1,432,000	Bank of Nova Scotia (The) (Canada), 3.625%, 10/27/81	1,140,829
1,971,000	Barclays PLC (United Kingdom), 2.894%, 11/24/32	1,638,244
818,000	Charles Schwab Corp. (The), Ser H, 4.000%(A)	690,161
718,000	Citigroup, Inc., Ser W, 4.000%(A)	688,426
1,003,000	Citizens Financial Group, Inc., 5.841%, 1/23/30	1,001,087
1,321,000	Corestates Capital III, 144a, (TSFR3M + 0.832%), 6.139%, 2/15/27(B)	1,298,295
282,000	Credit Acceptance Corp., 144a, 9.250%, 12/15/28	303,477
1,199,000	First Maryland Capital II, (TSFR3M + 1.112%), 6.418%, 2/1/27(B)	1,123,591
237,000	FirstCash, Inc., 144a, 4.625%, 9/1/28	223,207
366,000	goeasy Ltd. (Canada), 144a, 9.250%, 12/1/28	390,220
1,100,000	Goldman Sachs Group, Inc. (The), 6.561%, 10/24/34	1,200,631
1,430,000	Golub Capital BDC, Inc., 2.050%, 2/15/27	1,273,752
437,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.250%, 5/15/27	405,251
1,420,000	Morgan Stanley, 5.297%, 4/20/37	1,362,867
475,000	OneMain Finance Corp., 9.000%, 1/15/29	503,918
309,000	PennyMac Financial Services, Inc., 144a, 7.875%, 12/15/29	317,540
1,318,000	PNC Capital Trust, (TSFR3M + 0.832%), 6.173%, 6/1/28(B)	1,256,384
589,000	PRA Group, Inc., 144a, 7.375%, 9/1/25	587,952
890,000	Sabra Health Care LP REIT, 3.900%, 10/15/29	802,409
1,324,000	Sixth Street Specialty Lending, Inc., 2.500%, 8/1/26	1,222,149
1,003,000	State Street Corp., (TSFR3M + 1.262%), 6.591%, 6/15/47(B)	855,052
1,824,000	Truist Bank, Ser A, (TSFR3M + 0.932%), 6.239%, 5/15/27(B)	1,733,712
		21,414,585
	Consumer Discretionary — 6.9%
1,483,000	Brunswick Corp., 4.400%, 9/15/32	1,350,109
437,000	Carriage Services, Inc., 144a, 4.250%, 5/15/29	387,801
260,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	246,802
559,000	Forestar Group, Inc., 144a, 3.850%, 5/15/26	535,691
618,000	Gap, Inc. (The), 144a, 3.625%, 10/1/29	541,388
730,000	GEMS MENASA Cayman Ltd. / GEMS Education Delaware LLC (United Arab Emirates), 7.125%, 7/31/26	731,094
2,034,000	General Motors Financial Co., Inc., 3.100%, 1/12/32	1,724,126
1,155,000	GENM Capital Labuan Ltd. (Malaysia), 144a, 3.882%, 4/19/31	1,011,947
1,252,000	Mattel, Inc., 5.450%, 11/1/41	1,159,356
1,097,000	Meritage Homes Corp., 144a, 3.875%, 4/15/29	1,008,379
522,000	MGM China Holdings Ltd. (Macao), 144a, 5.375%, 5/15/24	520,442
691,000	Michaels Cos., Inc. (The), 144a, 5.250%, 5/1/28	589,038
433,000	Royal Caribbean Cruises Ltd., 144a, 5.375%, 7/15/27	426,829
455,000	Speedway Motorsports LLC / Speedway Funding II, Inc., 144a, 4.875%, 11/1/27	433,162
1,629,000	Toll Brothers Finance Corp., 3.800%, 11/1/29	1,519,700
1,636,000	Warnermedia Holdings, Inc., 5.141%, 3/15/52	1,358,621
456,000	Wynn Macau Ltd. (Macao), 144a, 4.875%, 10/1/24	450,639
		13,995,124
	Energy — 6.2%
590,000	3R Lux Sarl (Brazil), 144a, 9.750%, 2/5/31	617,525
685,789	Atlas Energy Note, 7.000%, 1/31/26(C)	685,789
430,000	Baytex Energy Corp. (Canada), 144a, 8.500%, 4/30/30	448,413
1,078,000	Cheniere Energy Partners LP, 3.250%, 1/31/32	918,549
425,000	Civitas Resources, Inc., 144a, 8.375%, 7/1/28	447,483
Principal Amount		Market Value

	Energy — 6.2% (Continued)
$ 485,000	CQP Holdco LP / BIP-V Chinook Holdco LLC, 144a, 5.500%, 6/15/31	$ 458,190
630,000	Ecopetrol SA (Colombia), 8.625%, 1/19/29	667,810
1,151,000	Enbridge, Inc. (Canada), Ser 20-A, 5.750%, 7/15/80	1,092,159
139,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.000%, 1/15/27	140,575
61,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.250%, 1/15/29	62,628
1,199,000	HF Sinclair Corp., 144a, 5.000%, 2/1/28	1,164,848
103,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 5.750%, 2/1/29	100,490
299,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 6.000%, 2/1/31	290,788
602,776	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	546,278
405,000	Mesquite Energy, Inc., 7.250%, 7/15/24	24,300
1,619,000	Midwest Connector Capital Co. LLC, 144a, 4.625%, 4/1/29	1,563,829
1,130,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	1,260,315
541,000	Parkland Corp. (Canada), 144a, 4.500%, 10/1/29	500,458
350,000	Petroleos Mexicanos (Mexico), 6.375%, 1/23/45	225,519
750,000	Petroleos Mexicanos (Mexico), 6.625%, 6/15/35	568,822
554,000	Plains All American Pipeline LP, (TSFR3M + 4.372%), 9.679%(A)(B)	550,456
261,000	Precision Drilling Corp. (Canada), 144a, 6.875%, 1/15/29	260,515
		12,595,739
	Utilities — 4.5%
1,636,000	CMS Energy Corp., 4.750%, 6/1/50	1,506,185
1,155,000	Edison International, 4.125%, 3/15/28	1,107,124
741,000	Edison International, Ser B, 5.000%(A)	702,025
1,215,000	Electricite de France SA (France), 144a, 4.875%, 9/21/38	1,088,446
600,000	Eskom Holdings SOC Ltd. (South Africa), 144a, 8.450%, 8/10/28	595,056
554,000	FirstEnergy Transmission LLC, 144a, 5.450%, 7/15/44	526,994
1,250,581	Minejesa Capital BV (Indonesia), 4.625%, 8/10/30	1,186,967
429,000	NextEra Energy Capital Holdings, Inc., (TSFR3M + 2.387%), 7.716%, 6/15/67(B)	411,191
1,155,000	Pacific Gas & Electric Co., 2.500%, 2/1/31	961,603
1,122,000	WEC Energy Group, Inc., (TSFR3M + 2.374%), 7.681%, 5/15/67(B)	1,088,334
		9,173,925
	Industrials — 3.3%
501,000	Amsted Industries, Inc., 144a, 4.625%, 5/15/30	457,537
654,000	Canpack SA / Canpack US LLC (Poland), 144a, 3.125%, 11/1/25	628,894
473,000	Cimpress PLC (Ireland), 7.000%, 6/15/26	473,426
438,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.500%, 10/1/25	437,316
715,000	IHS Holding Ltd. (Nigeria), 5.625%, 11/29/26	663,363
541,000	Imola Merger Corp., 144a, 4.750%, 5/15/29	507,341
599,000	Stericycle, Inc., 144a, 3.875%, 1/15/29	543,067
1,198,000	Textron Financial Corp., 144a, (TSFR3M + 1.997%), 7.304%, 2/15/42(B)	1,042,539
417,000	TransDigm, Inc., 144a, 6.375%, 3/1/29	418,826
1,716,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	1,593,265
		6,765,574
	Health Care — 2.1%
1,345,000	HCA, Inc., 5.450%, 4/1/31	1,353,187
556,000	Herbalife Nutrition Ltd. / HLF Financing, Inc., 144a, 7.875%, 9/1/25	555,199

Touchstone Strategic Income Opportunities Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 41.9% (Continued)
	Health Care — 2.1% (Continued)
$ 593,000	Medline Borrower LP, 144a, 3.875%, 4/1/29	$ 540,349
594,000	MEDNAX, Inc., 144a, 5.375%, 2/15/30†	539,670
1,470,000	Viatris, Inc., 2.700%, 6/22/30	1,247,043
		4,235,448
	Consumer Staples — 2.1%
950,000	Coruripe Netherlands BV (Brazil), 144a, 10.000%, 2/10/27	860,597
697,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 6.500%, 12/1/52	688,587
1,376,000	Philip Morris International, Inc., 5.375%, 2/15/33	1,387,556
737,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, 144a, 4.625%, 3/1/29	650,510
632,000	Turning Point Brands, Inc., 144a, 5.625%, 2/15/26	619,890
		4,207,140
	Communication Services — 2.0%
423,000	AMC Networks, Inc., 4.750%, 8/1/25	422,801
870,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	710,850
1,010,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.650%, 2/1/34	1,036,594
716,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	363,583
728,000	Gray Television, Inc., 144a, 5.375%, 11/15/31	477,487
568,000	Paramount Global, 4.200%, 5/19/32	472,333
561,000	Stagwell Global, 144a, 5.625%, 8/15/29	509,357
		3,993,005
	Real Estate — 1.6%
446,000	RHP Hotel Properties LP / RHP Finance Corp. REIT, 144a, 4.500%, 2/15/29	416,270
2,068,000	Store Capital LLC REIT, 2.750%, 11/18/30	1,662,744
1,153,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 5.750%, 2/1/27	1,151,640
		3,230,654
	Materials — 1.4%
693,000	Braskem Idesa SAPI (Mexico), 144a, 6.990%, 2/20/32	538,216
723,000	Braskem Netherlands Finance BV (Brazil), 144a, 7.250%, 2/13/33	695,690
1,102,000	Celanese US Holdings LLC, 6.165%, 7/15/27	1,122,696
590,000	WE Soda Investments Holding PLC (Turkey), 144a, 9.375%, 2/14/31	606,231
		2,962,833
	Information Technology — 1.3%
1,326,000	Micron Technology, Inc., 2.703%, 4/15/32	1,107,927
586,000	Micron Technology, Inc., 6.750%, 11/1/29	629,299
410,000	Open Text Corp. (Canada), 144a, 3.875%, 12/1/29	365,514
665,000	Xerox Holdings Corp., 144a, 5.000%, 8/15/25	655,993
		2,758,733
	Total Corporate Bonds	$85,332,760
	U.S. Treasury Obligations — 20.9%
3,610,000	U.S. Treasury Bond, 2.375%, 2/15/42	2,689,450
7,000,000	U.S. Treasury Bond, 3.875%, 5/15/43	6,470,352
1,450,000	U.S. Treasury Bond, 4.000%, 11/15/52	1,365,775
8,400,000	U.S. Treasury Bond, 4.375%, 8/15/43	8,312,063
4,170,000	U.S. Treasury Bond, 4.750%, 11/15/43	4,332,239
2,316,364	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/54	2,347,800
6,000,000	U.S. Treasury Note, 3.000%, 6/30/24	5,964,902
6,870,000	U.S. Treasury Note, 4.000%, 2/29/28	6,793,249
Principal Amount		Market Value
	U.S. Treasury Obligations — 20.9% (Continued)
$ 3,240,000	U.S. Treasury Note, 4.000%, 1/31/29	$ 3,208,360
1,000,000	U.S. Treasury Note, 4.375%, 11/30/28	1,005,820
	Total U.S. Treasury Obligations	$42,490,010
	Asset-Backed Securities — 12.9%
2,548,000	AB Issuer LLC, Ser 2021-1, Class A2, 144a, 3.734%, 7/30/51	2,247,976
2,100,000	Apex Credit CLO 2020-II LLC (Cayman Islands), Ser 2020-2A, Class B, 144a, (TSFR3M + 2.962%), 8.278%, 4/17/33(B)	2,067,164
1,700,000	CARLYLE US CLO Ltd. (Cayman Islands), Ser 2018-2A, Class A2R, 144a, (TSFR3M + 1.800%), 7.128%, 10/15/31(B)	1,700,298
2,625,750	Hardee's Funding LLC, Ser 2021-1A, Class A2, 144a, 2.865%, 6/20/51	2,231,760
960,000	Jack in the Box Funding LLC, Ser 2022-1A, Class A2II, 144a, 4.136%, 2/26/52	835,781
1,436,250	ME Funding LLC, Ser 2019-1, Class A2, 144a, 6.448%, 7/30/49	1,428,950
2,528,500	Neighborly Issuer LLC, Ser 2021-1A, Class A2, 144a, 3.584%, 4/30/51	2,244,973
1,700,000	Neuberger Berman Loan Advisers CLO 36 Ltd. (Cayman Islands), Ser 2020-36A, Class BR2, 144a, (TSFR3M + 1.800%), 7.121%, 4/20/33(B)	1,701,744
2,300,000	Octagon Investment Partners 39 Ltd. (Cayman Islands), Ser 2018-3A, Class BR, 144a, (TSFR3M + 1.800%), 7.133%, 10/20/30(B)	2,299,977
1,170,000	Oxford Finance Credit Fund III LP, Ser 2024-A, Class B, 144a, 7.548%, 1/14/32	1,163,610
2,250,000	Palmer Square CLO, Ltd. (Cayman Islands), Ser 2021-4A, Class D, 144a, (TSFR3M + 3.212%), 8.526%, 10/15/34(B)	2,251,573
2,417,000	STWD, Ltd. (Cayman Islands), Ser 2021-FL2, Class D, 144a, (TSFR1M + 2.914%), 8.241%, 4/18/38(B)	2,162,673
2,450,386	TRTX Issuer, Ltd. (Cayman Islands), Ser 2019-FL3, Class C, 144a, (TSFR1M + 2.214%), 7.540%, 10/15/34(B)	2,352,681
1,657,500	Zaxby's Funding LLC, Ser 2021-1A, Class A2, 144a, 3.238%, 7/30/51	1,467,690
	Total Asset-Backed Securities	$26,156,850
	Commercial Mortgage-Backed Securities — 5.2%
21,004,650	Benchmark Mortgage Trust, Ser 2024-V5, Class XA, 1.066%, 1/10/57(B)(D)(E)	933,245
1,735,000	BX Trust, Ser 2019-OC11, Class E, 144a, 3.944%, 12/9/41(B)(E)	1,498,113
5,000,000	CGMS Commercial Mortgage Trust, Ser 2017-B1, Class D, 144a, 3.000%, 8/15/50	3,674,991
485,000	Citigroup Commercial Mortgage Trust, Ser 2017-P8, Class AS, 3.789%, 9/15/50(B)(E)	449,904
2,202,000	GS Mortgage Securities Corp. Trust, Ser 2017-SLP, Class E, 144a, 4.605%, 10/10/32(B)(E)	2,055,344
390,000	JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Class AS, 4.065%, 11/15/47	362,555
540,000	UBS Commercial Mortgage Trust, Ser 2017-C1, Class AS, 3.724%, 6/15/50	502,559
540,000	WB Commercial Mortgage Trust, Ser 2024-HQ, Class A, 144a, 6.134%, 3/15/40(B)(E)	543,176
620,000	Wells Fargo Commercial Mortgage Trust, Ser 2015-P2, Class AS, 4.013%, 12/15/48	598,721
	Total Commercial Mortgage-Backed Securities	$10,618,608

Touchstone Strategic Income Opportunities Fund (Continued)
Shares		MarketValue
	Common Stocks — 4.5%
	Energy — 1.0%
59,098	Atlas Energy Solutions, Inc.(F)	$ 1,336,797
5,698	Exxon Mobil Corp.	662,335
		1,999,132
	Industrials — 0.9%
1,351	Lockheed Martin Corp.	614,529
6,936	RTX Corp.	676,468
6,650	Stanley Black & Decker, Inc.	651,235
		1,942,232
	Financials — 0.7%
19,200	Bank of America Corp.	728,064
1,704	Goldman Sachs Group, Inc. (The)	711,744
		1,439,808
	Information Technology — 0.6%
3,082	International Business Machines Corp.	588,539
3,439	Texas Instruments, Inc.	599,108
		1,187,647
	Communication Services — 0.4%
41,944	AT&T, Inc.	738,214
	Materials — 0.3%
39,560	Covia*	560,447
44	HC Minerals LLC(C)*	160,999
		721,446
	Consumer Staples — 0.3%
6,351	Philip Morris International, Inc.	581,879
	Health Care — 0.3%
3,626	Johnson & Johnson	573,597
	Total Common Stocks	$9,183,955
Principal Amount
	Non-Agency Collateralized Mortgage Obligations — 4.3%
$ 1,296,440	COLT Mortgage Loan Trust, Ser 2022-6, Class A1, 144a, 4.650%, 6/27/67(B)(E)	1,266,755
1,076,020	JP Morgan Mortgage Trust, Ser 2019-1, Class B1, 144a, 4.486%, 5/25/49(B)(E)	984,848
1,261,325	JP Morgan Mortgage Trust, Ser 2020-LTV2, Class B4, 144a, 4.016%, 11/25/50(B)(E)	1,106,367
3,750,000	Mill City Mortgage Loan Trust, Ser 2017-2, Class B2, 144a, 4.101%, 7/25/59(B)(E)	3,297,297
2,375,000	Towd Point Mortgage Trust, Ser 2015-2, Class 1B3, 144a, 3.698%, 11/25/60(B)(E)	2,049,465
	Total Non-Agency Collateralized Mortgage Obligations	$8,704,732
	Sovereign Government Obligations — 2.2%
850,000	Angolan Government International Bond, 144a, 8.000%, 11/26/29	790,500
697,000	Bahamas Government International Bond, 144a, 6.000%, 11/21/28	625,199
1,000,000	Egypt Government International Bond, 8.500%, 1/31/47	792,020
705,000	Gabon Government International Bond, 144a, 6.625%, 2/6/31	600,131
1,350,000	Ghana Government International Bond, 144a, 8.627%, 6/16/49	676,782
900,000	Serbia International Bond, 2.125%, 12/1/30	712,170
Principal Amount		MarketValue
	Sovereign Government Obligations — 2.2% (Continued)
$ 200,000	Ukraine Government International Bond, 144a, 7.253%, 3/15/35	$ 57,133
1,020,000	Ukraine Government International Bond, 7.253%, 3/15/35	291,376
	Total Sovereign Government Obligations	$4,545,311
	Agency Collateralized Mortgage Obligations — 0.4%
23,912,353	FRESB Mortgage Trust, Ser 2020-SB78, Class X1, 1.138%, 6/25/40(B)(D)(E)	871,832
Number of Rights
Rights — 0.0%
Energy — 0.0%
27,942	Vistra Energy Corp. Tax Return Rights, 12/6/26*	34,229
Shares
	Preferred Stocks — 0.0%
	Financials — 0.0%
95,203	First Republic Bank, Ser K, 13.930%(A)	3,808
	Short-Term Investment Funds — 7.0%
13,930,335	Dreyfus Government Cash Management, Institutional Shares, 5.20%∞Ω	13,930,335
214,830	Invesco Government & Agency Portfolio, Institutional Class, 5.24%∞Ω**	214,830
	Total Short-Term Investment Funds	$14,145,165
	Total Investment Securities—99.3% (Cost $211,736,661)	$202,087,260
	Other Assets in Excess of Liabilities — 0.7%	1,526,229
	Net Assets — 100.0%	$203,613,489
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2024.
(C)	Level 3- For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
(D)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(E)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(F)	Security is subject to restrictions on resale.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2024 was $209,872.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of March 31, 2024.

Touchstone Strategic Income Opportunities Fund (Continued)
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
FRESB – Freddie Mac Multifamily Securitization Small Balance Loan
LLC – Limited Liability Company
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
SOC – State-Owned Company
TSFR1M – One Month Term Secured Overnight Financing Rate
TSFR3M – Three Month Term Secured Overnight Financing Rate
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities were valued at $80,164,417 or 39.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$84,646,971	$685,789	$85,332,760
U.S. Treasury Obligations	—	42,490,010	—	42,490,010
Asset-Backed Securities	—	26,156,850	—	26,156,850
Commercial Mortgage-Backed Securities	—	10,618,608	—	10,618,608
Common Stocks	8,462,509	560,447	160,999	9,183,955
Non-Agency Collateralized Mortgage Obligations	—	8,704,732	—	8,704,732
Sovereign Government Obligations	—	4,545,311	—	4,545,311
Agency Collateralized Mortgage Obligations	—	871,832	—	871,832
Rights	—	34,229	—	34,229
Preferred Stocks	3,808	—	—	3,808
Short-Term Investment Funds	14,145,165	—	—	14,145,165
Other Financial Instruments
Futures
Interest rate contracts	12,606	—	—	12,606
Total Assets	$22,624,088	$178,628,990	$846,788	$202,099,866
Liabilities:
Other Financial Instruments
Futures
Interest rate contracts	$(171,157)	$—	$—	$(171,157)
Total Liabilities	$(171,157)	$—	$—	$(171,157)
Total	$22,452,931	$178,628,990	$846,788	$201,928,709
Measurements Using Unobservable Inputs (Level 3)
Assets
Beginning balance, March 31, 2023	$1,662,191
Purchases	846,788
Sales	(2,853,938)
Net realized gain (loss)	2,853,938
Change in unrealized appreciation (depreciation)	(1,662,191)
Ending balance, March 31, 2024	$846,788
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at March 31, 2024	$—
Security	Fair Value	Valuation Technique	Unobservable Input	Value or range of inputs	Impact to valuation from an increase to the input
Atlas Energy Note	$685,789	Recent Transaction	N/A	N/A	N/A
HC Minerals LLC	$160,999	Discount Cash Flow	Discount Rate Growth Rates	15.90% (38.3%)-0%	Decrease Increase

Touchstone Strategic Income Opportunities Fund (Continued)
Futures Contracts
At March 31, 2024, $606,963 was segregated with the broker as collateral for futures contracts. The Fund had the following futures contracts, brokered by Wells Fargo, open at March 31, 2024:
Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ Depreciation
Short Futures:
30-Year U.S. Ultra Treasury Bond	6/18/2024	45	$5,805,000	$(98,571)
Long Futures:
5-Year U.S. Treasury Note	6/28/2024	209	22,366,267	12,606
2-Year U.S. Treasury Note	6/28/2024	407	83,225,141	(72,586)
				$(158,551)
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
March 31, 2024
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Growth Opportunities Fund	Touchstone Mid Cap Growth Fund	Touchstone Non-US ESG Equity Fund	Touchstone Sands Capital Emerging Markets Growth Fund	Touchstone Strategic Income Opportunities Fund
Assets
Investments, at cost	$1,387,955,768	$650,956,768	$80,244,524	$1,020,538,192	$534,157,510	$1,735,895,207	$211,736,661
Investments, at market value *	$1,361,479,360	$1,262,641,505	$145,774,500	$1,416,638,427	$684,188,767	$2,202,963,065	$202,087,260
Cash	13,906,956	—	—	—	—	2,228,435	—
Cash deposits held at prime broker (A)	44,519	—	—	—	—	—	606,963
Foreign currency †	2	—	—	—	1,857,856	11,366,086	160
Dividends and interest receivable	10,412,454	987,168	28,998	403,621	3,075,273	2,070,449	1,827,713
Receivable for capital shares sold	5,048,907	239,162	91,130	1,612,158	14,956,789	2,636,154	68,379
Receivable for investments sold	3,432	—	1,394,743	—	—	1,096,592	—
Receivable for securities lending income	4,122	4,097	—	—	75,285	—	881
Tax reclaim receivable	21,880	—	—	—	417,405	20,609	4,802
Other assets	20,295	26,225	3,737	37,850	8,170	31,801	2,067
Total Assets	1,390,941,927	1,263,898,157	147,293,108	1,418,692,056	704,579,545	2,222,413,191	204,598,225

Liabilities
Due to custodian	—	—	135	—	—	—	2,518
Dividends payable	271,596	—	—	—	20	—	116,281
Payable for return of collateral for securities on loan	997,200	7,032,934	—	—	34,473,031	—	214,830
Deferred foreign capital gains tax	—	—	—	—	—	14,253,249	—
Payable for capital shares redeemed	3,074,304	773,087	119,223	1,925,258	12,994,902	4,281,430	253,443
Payable for investments purchased	25,196,147	625,745	1,108,272	—	12,572,465	2,480,463	—
Payable to Investment Adviser	557,806	653,861	83,925	796,814	341,978	1,884,971	90,765
Payable to other affiliates	202,016	166,726	26,119	226,962	143,354	258,349	48,905
Payable to Trustees	14,696	14,696	14,696	14,696	14,696	14,696	14,696
Payable for professional services	40,845	30,389	24,092	32,110	26,091	54,704	29,209
Payable for reports to shareholders	17,396	12,045	2,550	51,319	8,020	34,528	5,634
Payable for transfer agent services	316,075	310,434	38,393	335,624	158,169	327,643	72,189
Payable for variation margin on futures contracts	—	—	—	—	—	—	128,256
Other accrued expenses and liabilities	11,742	14,047	4,983	12,675	9,612	22,735	8,010
Total Liabilities	30,699,823	9,633,964	1,422,388	3,395,458	60,742,338	23,612,768	984,736
Net Assets	$1,360,242,104	$1,254,264,193	$145,870,720	$1,415,296,598	$643,837,207	$2,198,800,423	$203,613,489
Net assets consist of:
Paid-in capital	1,404,846,598	628,592,243	77,159,805	1,030,102,475	495,992,988	2,718,010,933	288,580,272
Distributable earnings (deficit)	(44,604,494)	625,671,950	68,710,915	385,194,123	147,844,219	(519,210,510)	(84,966,783)
Net Assets	$1,360,242,104	$1,254,264,193	$145,870,720	$1,415,296,598	$643,837,207	$2,198,800,423	$203,613,489
*Includes market value of securities on loan of:	$969,299	$6,810,265	$—	$—	$32,904,836	$—	$209,872
†Cost of foreign currency:	$3	$—	$—	$—	$1,878,562	$11,372,267	$171
(A)	Represents segregated cash for futures contracts and swap agreements.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Growth Opportunities Fund	Touchstone Mid Cap Growth Fund	Touchstone Non-US ESG Equity Fund	Touchstone Sands Capital Emerging Markets Growth Fund	Touchstone Strategic Income Opportunities Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$119,032,459	$57,366,320	$63,755,460	$256,075,761	$455,288,491	$10,482,631	$128,461,101
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,609,339	860,885	1,383,235	6,931,366	18,531,120	738,669	41,009,519
Net asset value price per share*	$10.25	$66.64	$46.09	$36.94	$24.57	$14.19	$3.13
Maximum sales charge - Class A shares	3.25%	5.00%	5.00%	5.00%	5.00%	5.00%	3.25%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$10.59	$70.15	$48.52	$38.88	$25.86	$14.94	$3.24

Pricing of Class C Shares
Net assets applicable to Class C shares	$33,568,552	$10,345,784	$1,310,802	$15,143,753	$2,698,941	$5,667,175	$16,873,322
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,332,715	173,558	28,790	415,373	108,279	412,706	5,362,709
Net asset value and offering price per share**	$10.07	$59.61	$45.53	$36.46	$24.93	$13.73	$3.15

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$1,166,943,447	$1,167,636,626	$33,435,081	$712,306,731	$159,645,628	$578,613,714	$56,981,923
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	113,395,510	17,258,659	679,985	18,009,733	6,200,334	40,290,087	18,247,138
Net asset value, offering price and redemption price per share	$10.29	$67.66	$49.17	$39.55	$25.75	$14.36	$3.12

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$40,697,646	$18,915,463	$47,369,377	$264,631,138	$26,204,147	$907,364,426	$1,297,143
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,956,110	277,996	939,684	6,568,014	1,016,895	62,762,247	416,581
Net asset value, offering price and redemption price per share	$10.29	$68.04	$50.41	$40.29	$25.77	$14.46	$3.11

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$—	$167,139,215	$—	$696,672,477	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	—	—	—	4,133,253	—	48,148,719	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$40.44	$—	$14.47	$—
*	There is no sales load on subscriptions of $1 million or more for all funds except for Flexible Income Fund and Strategic Income Opportunities Fund. There is no sales load on subscriptions of $500,000 or more for Flexible Income Fund and Strategic Income Opportunities Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
See accompanying Notes to Financial Statements.

Statements of Operations For the Year Ended March 31, 2024
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Growth Opportunities Fund	Touchstone Mid Cap Growth Fund	Touchstone Non-US ESG Equity Fund	Touchstone Sands Capital Emerging Markets Growth Fund	Touchstone Strategic Income Opportunities Fund
Investment Income
Dividends*	$9,611,802	$17,688,642	$1,159,280	$10,608,297	$16,211,847	$34,341,741	$1,458,401
Interest**	39,343,117	—	—	—	—	440	10,893,029
Income from securities loaned	334,957	125,273	1,276	1,214	170,219	162,342	8,357
Total Investment Income	49,289,876	17,813,915	1,160,556	10,609,511	16,382,066	34,504,523	12,359,787
Expenses
Investment advisory fees	5,579,547	7,174,805	1,006,107	8,320,582	3,664,077	22,598,291	1,130,193
Administration fees	1,393,935	1,573,738	184,257	1,602,761	774,236	3,105,281	282,411
Compliance fees and expenses	4,120	4,120	4,120	4,120	4,120	4,120	4,120
Custody fees	65,007	14,434	8,700	21,464	55,060	531,936	42,548
Professional fees	78,705	55,728	26,959	56,682	43,091	127,805	45,219
Transfer Agent fees, Class A	101,013	38,698	44,420	209,718	292,829	11,770	124,330
Transfer Agent fees, Class C	20,517	9,843	1,283	10,265	2,808	10,056	16,562
Transfer Agent fees, Class Y	611,679	727,404	28,857	627,286	86,993	490,767	44,624
Transfer Agent fees, Institutional Class	11,297	8,639	15,958	109,626	1,472	416,170	447
Transfer Agent fees, Class R6	—	—	—	724	—	1,943	—
Registration fees, Class A	24,866	19,290	20,564	19,606	30,725	20,154	24,096
Registration fees, Class C	17,145	13,328	11,267	13,522	15,242	16,813	16,263
Registration fees, Class Y	91,506	39,491	18,275	52,436	23,555	44,574	18,932
Registration fees, Institutional Class	17,097	17,064	18,542	25,640	13,427	38,214	4,296
Registration fees, Class R6	—	—	—	17,762	—	20,033	—
Reports to Shareholders, Class A	16,957	6,043	5,297	23,377	20,412	3,687	13,121
Reports to Shareholders, Class C	3,860	2,879	2,380	3,314	2,602	3,274	3,562
Reports to Shareholders, Class Y	45,955	45,585	4,590	99,416	10,070	75,523	6,150
Reports to Shareholders, Institutional Class	3,405	3,297	2,427	28,239	3,182	17,718	2,295
Reports to Shareholders, Class R6	—	—	—	5,916	—	22,042	—
Distribution and shareholder servicing expenses, Class A	284,228	127,350	136,103	572,004	1,005,411	31,906	327,279
Distribution and shareholder servicing expenses, Class C	317,132	119,445	11,149	138,904	30,734	59,248	196,724
Trustee fees	27,736	27,736	27,736	27,736	27,736	27,736	27,736
Other expenses	89,842	325,060	88,770	263,222	185,182	119,955	82,700
Total Expenses	8,805,549	10,353,977	1,667,761	12,254,322	6,292,964	27,799,016	2,413,608
Fees waived and/or reimbursed by the Adviser and/or Affiliates(A)	(214,467)	(29,219)	(204,941)	(313,884)	(73,156)	(32,738)	(357,102)
Net Expenses	8,591,082	10,324,758	1,462,820	11,940,438	6,219,808	27,766,278	2,056,506
Net Investment Income (Loss)	40,698,794	7,489,157	(302,264)	(1,330,927)	10,162,258	6,738,245	10,303,281
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments(B)(C)	(15,075,982)	35,926,453	21,610,874	103,091,447	16,184,194	26,575,180	(7,297,254)
Net realized losses on futures contracts	—	—	—	—	—	—	(996,294)
Net realized losses on swap agreements	(1,541,198)	—	—	—	—	—	(664,974)
Net realized losses on foreign currency transactions	—	—	—	—	(28,701)	(284,294)	—
Net change in unrealized appreciation (depreciation) on investments†	56,723,574	197,704,595	26,002,201	198,622,703	78,841,824	131,636,375	16,119,781
Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	—	—	—	(62,039)
Net change in unrealized appreciation (depreciation) on swap agreements	642,669	—	—	—	—	—	(92,810)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	—	—	(38,996)	(34,550)	(1)
Net Realized and Unrealized Gains (Losses) on Investments	40,749,063	233,631,048	47,613,075	301,714,150	94,958,321	157,892,711	7,006,409
Change in Net Assets Resulting from Operations	$81,447,857	$241,120,205	$47,310,811	$300,383,223	$105,120,579	$164,630,956	$17,309,690
*Net of foreign tax withholding of:	$28,929	$106,493	$1,973	$37,028	$1,980,290	$2,688,934	$—
**Net of foreign tax withholding of:	$—	$—	$—	$—	$—	$—	$6,189

Statements of Operations (Continued)
	Touchstone Flexible Income Fund	Touchstone Focused Fund	Touchstone Growth Opportunities Fund	Touchstone Mid Cap Growth Fund	Touchstone Non-US ESG Equity Fund	Touchstone Sands Capital Emerging Markets Growth Fund	Touchstone Strategic Income Opportunities Fund
†Includes increase in deferred foreign capital gains tax of:	$—	$—	$—	$—	$—	$10,390,487	$—
(A)	See Note 4 in Notes to Financial Statements.
(B)	Includes foreign capital gains taxes paid of $4,200,002 for the Sands Capital Emerging Markets Growth Fund.
(C)	Net realized gains on investments includes the realized gains of $25,802,524, $11,614,707, $22,428,964 and $9,354,822 for the Focused Fund, the Growth Opportunities Fund, the Mid Cap Growth Fund and the Non-US ESG Equity Fund, respectively, for redemption-in-kind activity, which will not be recognized by the Fund for tax purposes.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
	Touchstone Flexible Income Fund		Touchstone Focused Fund		Touchstone Growth Opportunities Fund
	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
From Operations
Net investment income (loss)	$40,698,794	$28,062,891	$7,489,157	$4,415,455	$(302,264)	$(112,728)
Net realized gains (losses) on investments, securities sold short, written options, futures contracts, swap agreements and foreign currency transactions	(16,617,180)	5,176,293	35,926,453	39,975,992	21,610,874	9,372,877
Net change in unrealized appreciation (depreciation) on investments, securities sold short, futures contracts, swap agreements and foreign currency transactions	57,366,243	(52,863,623)	197,704,595	(123,057,445)	26,002,201	(28,742,333)
Change in Net Assets from Operations	81,447,857	(19,624,439)	241,120,205	(78,665,998)	47,310,811	(19,482,184)

Distributions to Shareholders:
Distributed earnings, Class A	(4,137,305)	(4,717,917)	(446,731)	(1,323,048)	(1,509,033)	(1,052,167)
Distributed earnings, Class C	(940,859)	(1,135,312)	(106,011)	(479,642)	(29,300)	(31,591)
Distributed earnings, Class Y	(32,863,832)	(28,330,515)	(13,465,711)	(29,342,137)	(761,849)	(445,615)
Distributed earnings, Institutional Class	(1,445,551)	(1,678,942)	(283,013)	(460,302)	(1,124,914)	(1,065,373)
Distributed earnings, Class R6	—	—	—	—	—	—
Return of capital, Class A	—	—	—	—	—	—
Return of capital, Class C	—	—	—	—	—	—
Return of capital, Class Y	—	—	—	—	—	—
Return of capital, Institutional Class	—	—	—	—	—	—
Total Distributions	(39,387,547)	(35,862,686)	(14,301,466)	(31,605,129)	(3,425,096)	(2,594,746)
Change in Net Assets from Share Transactions(A)	479,886,886	47,371,465	(31,331,505)	(31,834,824)	(24,248,680)	(13,939,394)

Total Increase (Decrease) in Net Assets	521,947,196	(8,115,660)	195,487,234	(142,105,951)	19,637,035	(36,016,324)

Net Assets
Beginning of period	838,294,908	846,410,568	1,058,776,959	1,200,882,910	126,233,685	162,250,009
End of period	$1,360,242,104	$838,294,908	$1,254,264,193	$1,058,776,959	$145,870,720	$126,233,685
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Mid Cap Growth Fund		Touchstone Non-US ESG Equity Fund		Touchstone Sands Capital Emerging Markets Growth Fund		Touchstone Strategic Income Opportunities Fund
For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023

$(1,330,927)	$(1,039,331)	$10,162,258	$7,945,884	$6,738,245	$(3,517,560)	$10,303,281	$10,344,277
103,091,447	(58,474,210)	16,155,493	25,328,178	26,290,886	(640,430,555)	(8,958,522)	(20,728,122)
198,622,703	(116,074,744)	78,802,828	(61,542,218)	131,601,825	95,810,893	15,964,931	(3,940,789)
300,383,223	(175,588,285)	105,120,579	(28,268,156)	164,630,956	(548,137,222)	17,309,690	(14,324,634)

—	(6,220,488)	(6,342,428)	(26,255,264)	—	—	(6,288,278)	(6,312,333)
—	(345,866)	(820)	(213,268)	—	—	(789,144)	(1,030,344)
—	(13,426,881)	(1,973,352)	(6,972,747)	—	—	(2,743,491)	(3,314,078)
—	(4,640,652)	(367,046)	(560,443)	—	—	(43,670)	(9,886)
—	(2,316,913)	—	—	—	(81,972)	—	—
—	—	—	—	—	—	—	(270,472)
—	—	—	—	—	—	—	(44,149)
—	—	—	—	—	—	—	(142,003)
—	—	—	—	—	—	—	(424)
—	(26,950,800)	(8,683,646)	(34,001,722)	—	(81,972)	(9,864,583)	(11,123,689)
9,136,172	(7,136,305)	19,602,801	(38,659,439)	(227,985,806)	(767,650,282)	(25,867,887)	(79,047,952)

309,519,395	(209,675,390)	116,039,734	(100,929,317)	(63,354,850)	(1,315,869,476)	(18,422,780)	(104,496,275)

1,105,777,203	1,315,452,593	527,797,473	628,726,790	2,262,155,273	3,578,024,749	222,036,269	326,532,544
$1,415,296,598	$1,105,777,203	$643,837,207	$527,797,473	$2,198,800,423	$2,262,155,273	$203,613,489	$222,036,269

Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Flexible Income Fund				Touchstone Focused Fund
	For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	3,685,110	$36,685,887	1,949,261	$19,635,751	173,736	$10,422,183	128,846	$6,894,157
Reinvestment of distributions	331,903	3,312,388	388,079	3,870,207	6,067	372,052	21,704	1,109,299
Cost of Shares redeemed	(2,950,737)	(29,498,723)	(2,571,462)	(25,778,622)	(155,214)	(9,368,790)	(192,440)	(10,429,070)
Change from Class A Share Transactions	1,066,276	10,499,552	(234,122)	(2,272,664)	24,589	1,425,445	(41,890)	(2,425,614)
Class C
Proceeds from Shares issued	1,039,736	10,191,502	686,751	6,717,462	40,824	2,246,240	12,087	566,150
Reinvestment of distributions	90,895	891,537	105,930	1,038,338	1,861	102,324	10,085	466,230
Cost of Shares redeemed	(906,233)	(8,857,678)	(1,251,828)	(12,380,274)	(131,171)	(7,081,066)	(125,785)	(6,107,575)
Change from Class C Share Transactions	224,398	2,225,361	(459,147)	(4,624,474)	(88,486)	(4,732,502)	(103,613)	(5,075,195)
Class Y
Proceeds from Shares issued	65,104,615	655,191,649	36,287,791	364,040,727	860,257	52,146,651	255,735	13,694,394
Reinvestment of distributions	3,097,306	31,102,942	2,639,690	26,420,909	207,020	12,975,041	545,270	28,289,601
Cost of Shares redeemed	(22,315,300)	(223,291,038)	(33,787,591)	(340,046,806)	(1,420,571)	(87,053,105)	(1,303,244)	(70,122,989)
Change from Class Y Share Transactions	45,886,621	463,003,553	5,139,890	50,414,830	(353,294)	(21,931,413)	(502,239)	(28,138,994)
Institutional Class
Proceeds from Shares issued	1,995,666	20,209,141	1,696,154	17,228,989	992,320	61,345,397	1,175,646	63,746,078
Reinvestment of distributions	82,649	826,656	103,315	1,033,361	4,454	280,845	8,766	457,231
Cost of Shares redeemed	(1,706,026)	(16,877,377)	(1,439,864)	(14,408,577)	(1,097,050)	(67,719,277)	(1,112,049)	(60,398,330)
Change from Institutional Class Share Transactions	372,289	4,158,420	359,605	3,853,773	(100,276)	(6,093,035)	72,363	3,804,979
Class R6
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—	—	—
Change from Share Transactions	47,549,584	$479,886,886	4,806,226	$47,371,465	(517,467)	$(31,331,505)	(575,379)	$(31,834,824)
^	The March 31, 2023 Class C share amounts relating to Proceeds from Shares issued, Reinvestment of distributions, Cost of Shares redeemed, and Change from Class C Share Transactions as well as Change from Share transactions were updated to reflect the effect of a 1 for 0.670946 and 1 for 0.466797 reverse stock split for Class C shares of the Growth Opportunities Fund and the Mid Cap Growth Fund, respectively, on October 14, 2022.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Growth Opportunities Fund^				Touchstone Mid Cap Growth Fund^
For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

79,310	$2,998,419	49,105	$1,557,953	469,716	$15,315,459	1,149,040	$33,283,073
36,317	1,449,776	33,762	1,012,824	—	—	206,106	5,674,174
(173,480)	(6,744,840)	(220,816)	(6,887,557)	(1,579,373)	(48,566,667)	(1,999,047)	(57,232,400)
(57,853)	(2,296,645)	(137,949)	(4,316,780)	(1,109,657)	(33,251,208)	(643,901)	(18,275,153)

6,403	252,291	8,088	201,498	59,663	1,851,798	119,268	2,468,397
740	29,234	1,042	31,195	—	—	12,265	336,791
(22,929)	(796,555)	(32,602)	(269,142)	(117,039)	(3,629,018)	(766,920)	(4,121,217)
(15,786)	(515,030)	(23,472)	(36,449)	(57,376)	(1,777,220)	(635,387)	(1,316,029)

176,570	7,200,632	295,225	10,151,873	4,628,928	156,030,803	5,400,605	167,527,333
17,580	748,020	13,728	436,070	—	—	437,185	12,844,496
(261,757)	(11,111,243)	(192,365)	(6,432,763)	(4,241,564)	(143,403,590)	(6,112,004)	(187,858,638)
(67,607)	(3,162,591)	116,588	4,155,180	387,364	12,627,213	(274,214)	(7,486,809)

693,074	29,648,877	557,663	19,561,366	5,635,046	190,352,647	5,821,988	178,438,935
23,621	1,030,446	32,188	1,046,156	—	—	147,352	4,401,399
(1,149,085)	(48,953,737)	(974,175)	(34,348,867)	(5,676,406)	(193,610,142)	(5,502,276)	(168,175,053)
(432,390)	(18,274,414)	(384,324)	(13,741,345)	(41,360)	(3,257,495)	467,064	14,665,281

—	—	—	—	2,415,786	83,396,515	1,424,522	44,665,985
—	—	—	—	—	—	37,637	1,127,220
—	—	—	—	(1,430,811)	(48,601,633)	(1,300,742)	(40,516,800)
—	—	—	—	984,975	34,794,882	161,417	5,276,405
(573,636)	$(24,248,680)	(429,157)	$(13,939,394)	163,946	$9,136,172	(925,021)	$(7,136,305)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Non-US ESG Equity Fund^				Touchstone Sands Capital Emerging Markets Growth Fund
	For the Year Ended March 31, 2024		For the Year Ended March 31, 2023		For the Year Ended March 31, 2024		For the Year Ended March 31, 2023
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	383,086	$8,513,146	324,540	$6,648,919	293,741	$3,946,356	727,212	$9,594,478
Reinvestment of distributions	259,307	6,054,810	1,274,364	25,088,883	—	—	—	—
Cost of Shares redeemed	(1,670,642)	(36,900,183)	(1,887,005)	(38,297,224)	(779,591)	(10,535,774)	(760,944)	(9,905,638)
Change from Class A Share Transactions	(1,028,249)	(22,332,227)	(288,101)	(6,559,422)	(485,850)	(6,589,418)	(33,732)	(311,160)
Class C
Proceeds from Shares issued	11,330	260,295	11,764	217,496	30,496	400,122	65,982	866,191
Reinvestment of distributions	33	772	10,065	199,178	—	—	—	—
Cost of Shares redeemed	(72,646)	(1,639,787)	(152,377)	(1,851,951)	(94,818)	(1,236,271)	(181,352)	(2,307,945)
Change from Class C Share Transactions	(61,283)	(1,378,720)	(130,548)	(1,435,277)	(64,322)	(836,149)	(115,370)	(1,441,754)
Class Y
Proceeds from Shares issued	2,135,855	51,880,155	1,077,190	22,970,937	11,733,615	159,156,401	27,441,714	368,247,321
Reinvestment of distributions	74,858	1,830,274	314,912	6,488,402	—	—	—	—
Cost of Shares redeemed	(1,052,386)	(24,331,142)	(2,818,208)	(59,019,649)	(17,267,923)	(233,531,426)	(57,040,810)	(754,544,913)
Change from Class Y Share Transactions	1,158,327	29,379,287	(1,426,106)	(29,560,310)	(5,534,308)	(74,375,025)	(29,599,096)	(386,297,592)
Institutional Class
Proceeds from Shares issued	1,845,534	41,432,236	2,540,392	52,559,863	10,444,878	141,759,560	22,896,832	306,059,299
Reinvestment of distributions	5,895	144,254	17,720	366,206	—	—	—	—
Cost of Shares redeemed	(1,202,648)	(27,642,029)	(2,594,322)	(54,030,499)	(17,044,463)	(231,590,150)	(32,673,214)	(436,893,504)
Change from Institutional Class Share Transactions	648,781	13,934,461	(36,210)	(1,104,430)	(6,599,585)	(89,830,590)	(9,776,382)	(130,834,205)
Class R6
Proceeds from Shares issued	—	—	—	—	16,187,004	218,840,360	21,261,334	288,130,511
Reinvestment of distributions	—	—	—	—	—	—	1,757	21,984
Cost of Shares redeemed	—	—	—	—	(19,891,842)	(275,194,984)	(39,532,909)	(536,918,066)
Change from Class R6 Share Transactions	—	—	—	—	(3,704,838)	(56,354,624)	(18,269,818)	(248,765,571)
Change from Share Transactions	717,576	$19,602,801	(1,880,965)	$(38,659,439)	(16,388,903)	$(227,985,806)	(57,794,398)	$(767,650,282)
^	The March 31, 2023 Class C share amounts relating to Proceeds from Shares issued, Reinvestment of distributions, Cost of Shares redeemed, and Change from Class C Share Transactions as well as Change from Share transactions were updated to reflect the effect of a 1 for 0.801806 reverse stock split for Class C shares of the Non-US ESG Equity Fund on October 14, 2022.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Strategic Income Opportunities Fund
For the Year Ended March 31, 2024		For the Year Ended March 31, 2023
Shares	Dollars	Shares	Dollars

2,582,531	$7,750,325	2,958,390	$9,038,439
1,745,023	5,255,874	1,820,338	5,484,016
(9,111,170)	(27,450,305)	(13,275,414)	(40,112,375)
(4,783,616)	(14,444,106)	(8,496,686)	(25,589,920)

171,516	514,730	160,837	495,264
218,600	661,394	297,549	900,381
(3,102,241)	(9,349,329)	(5,189,258)	(15,898,080)
(2,712,125)	(8,173,205)	(4,730,872)	(14,502,435)

3,287,946	9,998,065	2,194,753	6,670,411
644,322	1,935,683	800,549	2,409,677
(5,396,495)	(16,197,381)	(15,971,682)	(48,014,829)
(1,464,227)	(4,263,633)	(12,976,380)	(38,934,741)

338,984	1,000,000	13,071	40,000
14,529	43,670	3,431	10,310
(10,215)	(30,613)	(23,909)	(71,166)
343,298	1,013,057	(7,407)	(20,856)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(8,616,670)	$(25,867,887)	(26,211,345)	$(79,047,952)

Financial Highlights
Touchstone Flexible Income Fund
Period ended	Net asset value at beginning of period	Net investment income	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/20	$10.75	$0.34	$(0.68)	$(0.34)	$(0.36)	$ —	$(0.36)	$10.05	(3.33)%	$99,460	1.05%	1.14%	3.12%	136%
03/31/21	10.05	0.41	1.16	1.57	(0.41)	(0.10)	(0.51)	11.11	15.72	121,317	1.04	1.09	3.79	103
03/31/22	11.11	0.34	(0.52)	(0.18)	(0.36)	—	(0.36)	10.57	(1.76)	113,880	1.09	1.11	3.05	61
03/31/23	10.57	0.34	(0.60)	(0.26)	(0.32)	(0.12)	(0.44)	9.87	(2.39)	104,050	1.06	1.11	3.39	52
03/31/24	9.87	0.37	0.37	0.74	(0.36)	—	(0.36)	10.25	7.69	119,032	1.04	1.09	3.81	47
Class C
03/31/20	$10.60	$0.24	$(0.66)	$(0.42)	$(0.28)	$ —	$(0.28)	$9.90	(4.09)%	$50,767	1.80%	1.91%	2.37%	136%
03/31/21	9.90	0.32	1.15	1.47	(0.33)	(0.10)	(0.43)	10.94	14.89	44,389	1.79	1.85	3.04	103
03/31/22	10.94	0.25	(0.51)	(0.26)	(0.28)	—	(0.28)	10.40	(2.52)	37,087	1.84	1.87	2.30	61
03/31/23	10.40	0.26	(0.60)	(0.34)	(0.24)	(0.12)	(0.36)	9.70	(3.16)	30,158	1.81	1.88	2.64	52
03/31/24	9.70	0.30	0.36	0.66	(0.29)	—	(0.29)	10.07	6.93	33,569	1.79	1.84	3.06	47
Class Y
03/31/20	$10.78	$0.37	$(0.68)	$(0.31)	$(0.39)	$ —	$(0.39)	$10.08	(3.07)%	$464,910	0.80%	0.87%	3.37%	136%
03/31/21	10.08	0.44	1.17	1.61	(0.44)	(0.10)	(0.54)	11.15	16.07	587,810	0.79	0.83	4.04	103
03/31/22	11.15	0.36	(0.53)	(0.17)	(0.38)	—	(0.38)	10.60	(1.61)	661,266	0.84	0.85	3.30	61
03/31/23	10.60	0.36	(0.60)	(0.24)	(0.34)	(0.12)	(0.46)	9.90	(2.14)	668,604	0.81	0.85	3.64	52
03/31/24	9.90	0.39	0.39	0.78	(0.39)	—	(0.39)	10.29	8.04	1,166,943	0.79	0.80	4.06	47
Institutional Class
03/31/20	$10.78	$0.40	$(0.70)	$(0.30)	$(0.40)	$ —	$(0.40)	$10.08	(3.02)%	$25,798	0.70%	0.88%	3.47%	136%
03/31/21	10.08	0.45	1.16	1.61	(0.45)	(0.10)	(0.55)	11.14	16.19	36,136	0.69	0.84	4.14	103
03/31/22	11.14	0.37	(0.52)	(0.15)	(0.39)	—	(0.39)	10.60	(1.45)	34,177	0.74	0.84	3.40	61
03/31/23	10.60	0.37	(0.60)	(0.23)	(0.35)	(0.12)	(0.47)	9.90	(2.04)	35,484	0.71	0.83	3.74	52
03/31/24	9.90	0.41	0.38	0.79	(0.40)	—	(0.40)	10.29	8.15	40,698	0.69	0.80	4.16	47
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net and gross expenses to average net assets excluding dividend and interest expense on securities sold short would have been lower by 0.02%, 0.05% and 0.01% for the years ended March 31, 2023, 2022 and 2020, respectively.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Focused Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(3)	Ratio of gross expenses to average net assets(3)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/20	$42.68	$0.14	$(3.56)	$(3.42)	$(0.10)	$ (2.71)	$(2.81)	$36.45	(9.14)%	$27,889	1.20%(4)	1.19%	0.31%	13%
03/31/21	36.45	(0.02)	24.92	24.90	—	(2.92)	(2.92)	58.43	69.38	48,419	1.22	1.22	(0.05)	18(5)
03/31/22	58.43	(0.10)	5.72	5.62	(0.03)	(3.64)	(3.67)	60.38	9.38	53,028	1.15	1.15	(0.17)	14(5)
03/31/23	60.38	0.09	(4.14)	(4.05)	—	(1.62)	(1.62)	54.71	(6.52)	45,751	1.17	1.17	0.16	5(5)
03/31/24	54.71	0.23	12.23	12.46	—	(0.53)	(0.53)	66.64	22.85	57,366	1.18	1.18	0.38	5(5)
Class C
03/31/20	$40.26	$(0.18)	$(3.31)	$(3.49)	$—	$ (2.71)	$(2.71)	$34.06	(9.80)%	$21,961	1.95%	1.98%	(0.44)%	13%
03/31/21	34.06	(0.36)	23.19	22.83	—	(2.92)	(2.92)	53.97	68.10	25,241	1.96	1.96	(0.79)	18(5)
03/31/22	53.97	(0.53)	5.30	4.77	—	(3.64)	(3.64)	55.10	8.58	20,147	1.91	1.91	(0.92)	14(5)
03/31/23	55.10	(0.30)	(3.81)	(4.11)	—	(1.62)	(1.62)	49.37	(7.26)	12,937	1.96	1.96	(0.62)	5(5)
03/31/24	49.37	(0.22)	10.99	10.77	—	(0.53)	(0.53)	59.61	21.90	10,346	1.96	2.02	(0.40)	5(5)
Class Y
03/31/20	$43.12	$0.26	$(3.58)	$(3.32)	$(0.27)	$ (2.71)	$(2.98)	$36.82	(8.86)%	$680,934	0.91%	0.91%	0.60%	13%
03/31/21	36.82	0.13	25.21	25.34	(0.14)	(2.92)	(3.06)	59.10	69.89	1,058,713	0.91	0.91	0.27	18(5)
03/31/22	59.10	0.08	5.80	5.88	(0.12)	(3.64)	(3.76)	61.22	9.71	1,108,883	0.86	0.86	0.12	14(5)
03/31/23	61.22	0.25	(4.21)	(3.96)	(0.06)	(1.62)	(1.68)	55.58	(6.26)	978,944	0.88	0.88	0.45	5(5)
03/31/24	55.58	0.41	12.45	12.86	(0.25)	(0.53)	(0.78)	67.66	23.24	1,167,637	0.88	0.88	0.68	5(5)
Institutional Class
03/31/20	$43.30	$0.30	$(3.60)	$(3.30)	$(0.31)	$ (2.71)	$(3.02)	$36.98	(8.79)%	$15,267	0.83%	0.92%	0.68%	13%
03/31/21	36.98	0.16	25.33	25.49	(0.17)	(2.92)	(3.09)	59.38	70.00	15,323	0.85	0.94	0.32	18(5)
03/31/22	59.38	0.09	5.84	5.93	(0.13)	(3.64)	(3.77)	61.54	9.75	18,825	0.84	0.88	0.15	14(5)
03/31/23	61.54	0.27	(4.22)	(3.95)	(0.07)	(1.62)	(1.69)	55.90	(6.21)	21,145	0.84	0.91	0.50	5(5)
03/31/24	55.90	0.44	12.50	12.94	(0.27)	(0.53)	(0.80)	68.04	23.27	18,915	0.84	0.95	0.72	5(5)
(1)	The net investment income (loss) per share was based on average shares outstanding for the period.
(2)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(3)	The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.01%, 0.01%, 0.01% and 0.02% for the years ended March 31, 2024, 2023, 2022 and 2021, respectively.
(4)	Net expenses include amounts recouped by the Adviser.
(5)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Growth Opportunities Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/20	$32.71	$(0.04)	$0.99	$0.95	$—	$ (5.72)	$(5.72)	$27.94	0.63%	$37,150	1.25%	1.41%	(0.12)%	101%(3)
03/31/21	27.94	(0.20)	17.44	17.24	—	(4.11)	(4.11)	41.07	62.56	56,877	1.24	1.34	(0.55)	65
03/31/22	41.07	(0.21)(4)	4.97	4.76	—	(7.19)	(7.19)	38.64	10.48	61,006	1.25	1.31	(0.48)	47(3)
03/31/23	38.64	(0.09)(4)	(4.39)	(4.48)	—(5)	(0.69)	(0.69)	33.47	(11.34)	48,229	1.26	1.37	(0.27)	55(3)
03/31/24	33.47	(0.15)(4)	13.85	13.70	—	(1.08)	(1.08)	46.09	41.43	63,755	1.27	1.39	(0.40)	53(3)
Class C
03/31/20^	$39.02	$(0.34)	$1.43	$1.09	$—	$ (8.53)	$(8.53)	$31.58	(0.09)%	$2,724	2.00%	2.61%	(0.87)%	101%(3)
03/31/21^	31.58	(1.15)	20.17	19.02	—	(6.13)	(6.13)	44.47	61.29	1,853	1.99	2.70	(1.30)	65
03/31/22^	44.47	(0.57)(4)	5.57	5.00	—	(10.72)	(10.72)	38.75	9.64	1,769	2.00	2.64	(1.23)	47(3)
03/31/23^	38.75	(0.26)(4)	(4.48)	(4.74)	—	(0.69)	(0.69)	33.32	(11.99)	1,485	2.01	2.86	(1.02)	55(3)
03/31/24	33.32	(0.44)(4)	13.73	13.29	—	(1.08)	(1.08)	45.53	40.37	1,311	2.02	3.35	(1.15)	53(3)
Class Y
03/31/20	$33.78	$0.04	$1.01	$1.05	$—	$ (5.72)	$(5.72)	$29.11	0.92%	$26,610	1.00%	1.14%	0.13%	101%(3)
03/31/21	29.11	(0.12)	18.20	18.08	—	(4.11)	(4.11)	43.08	62.93	30,742	0.99	1.13	(0.30)	65
03/31/22	43.08	(0.11)(4)	5.19	5.08	—	(7.19)	(7.19)	40.97	10.75	25,851	1.00	1.10	(0.23)	47(3)
03/31/23	40.97	(0.01)(4)	(4.65)	(4.66)	(0.07)	(0.69)	(0.76)	35.55	(11.13)	26,581	1.01	1.15	(0.02)	55(3)
03/31/24	35.55	(0.06)(4)	14.76	14.70	—	(1.08)	(1.08)	49.17	41.82	33,435	1.02	1.18	(0.15)	53(3)
Institutional Class
03/31/20	$34.22	$0.06	$1.02	$1.08	$—	$ (5.72)	$(5.72)	$29.58	1.00%	$96,361	0.90%	1.05%	0.23%	101%(3)
03/31/21	29.58	(0.06)	18.49	18.43	—	(4.11)	(4.11)	43.90	63.13	71,461	0.89	1.03	(0.20)	65
03/31/22	43.90	(0.06)(4)	5.27	5.21	—	(7.19)	(7.19)	41.92	10.84	73,624	0.90	1.02	(0.13)	47(3)
03/31/23	41.92	0.03(4)	(4.76)	(4.73)	(0.10)	(0.69)	(0.79)	36.40	(11.02)	49,939	0.91	1.06	0.08	55(3)
03/31/24	36.40	(0.02)(4)	15.11	15.09	— (5)	(1.08)	(1.08)	50.41	41.93	47,369	0.92	1.08	(0.05)	53(3)
^	Updated to reflect the effect of a 1 for 0.670946 reverse stock split for Class C shares on October 14, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.03%, 0.02%, 0.01% and 0.01% for the years ended March 31, 2024, 2023, 2022 and 2020, respectively.
(3)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(4)	The net investment income (loss) per share was based on average shares outstanding for the period.
(5)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Growth Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/20	$29.26	$(0.07)	$(2.06)	$(2.13)	$(0.01)	$ (2.23)	$(2.24)	$24.89	(8.78)%	$234,307	1.25%	1.25%	(0.24)%	82%
03/31/21	24.89	(0.28)	15.64	15.36	—	(2.54)	(2.54)	37.71	61.98	322,432	1.23	1.23	(0.75)	65(3)
03/31/22	37.71	(0.26)(4)	3.44	3.18	—	(6.37)	(6.37)	34.52	7.43	299,763	1.21	1.21	(0.65)	60(3)
03/31/23	34.52	(0.09)(4)	(4.56)	(4.65)	—	(0.73)	(0.73)	29.14	(13.36)	234,325	1.26	1.26	(0.31)	56(3)
03/31/24	29.14	(0.10)(4)	7.90	7.80	—	—	—	36.94	26.77	256,076	1.24	1.24	(0.33)	58(3)
Class C
03/31/20^	$38.74	$(0.69)	$(2.08)	$(2.77)	$—	$ (4.78)	$(4.78)	$31.19	(9.55)%	$20,918	2.07%	2.07%	(1.06)%	82%
03/31/21^	31.19	(1.67)	20.46	18.79	—	(5.44)	(5.44)	44.54	60.65	18,939	2.07	2.07	(1.59)	65(3)
03/31/22^	44.54	(0.64)(4)	4.39	3.75	—	(13.65)	(13.65)	34.64	6.53	17,918	2.04	2.04	(1.48)	60(3)
03/31/23^	34.64	(0.20)(4)	(4.71)	(4.91)	—	(0.73)	(0.73)	29.00	(14.07)	13,709	2.10	2.10	(1.15)	56(3)
03/31/24	29.00	(0.36)(4)	7.82	7.46	—	—	—	36.46	25.73	15,144	2.07	2.07	(1.17)	58(3)
Class Y
03/31/20	$30.50	$(—)(5)	$(2.17)	$(2.17)	$(0.06)	$ (2.23)	$(2.29)	$26.04	(8.58)%	$424,403	1.01%	1.01%	(—)%(5)	82%
03/31/21	26.04	(0.18)	16.36	16.18	—	(2.54)	(2.54)	39.68	62.40	641,218	0.99	0.99	(0.52)	65(3)
03/31/22	39.68	(0.18)(4)	3.59	3.41	—	(6.37)	(6.37)	36.72	7.65	657,182	0.99	0.99	(0.43)	60(3)
03/31/23	36.72	(0.02)(4)	(4.84)	(4.86)	—	(0.73)	(0.73)	31.13	(13.15)	548,507	1.03	1.03	(0.07)	56(3)
03/31/24	31.13	(0.03)(4)	8.45	8.42	—	—	—	39.55	27.09	712,307	1.01	1.01	(0.10)	58(3)
Institutional Class
03/31/20	$30.79	$0.01	$(2.18)	$(2.17)	$(0.07)	$ (2.23)	$(2.30)	$26.32	(8.49)%	$357,769	0.94%	0.94%	0.06%	82%
03/31/21	26.32	(0.20)	16.58	16.38	—	(2.54)	(2.54)	40.16	62.50	381,463	0.91	0.92	(0.44)	65(3)
03/31/22	40.16	(0.14)(4)	3.64	3.50	—	(6.37)	(6.37)	37.29	7.79	229,028	0.88	0.91	(0.32)	60(3)
03/31/23	37.29	0.02(4)	(4.92)	(4.90)	—	(0.73)	(0.73)	31.66	(13.03)	209,280	0.88	0.96	0.07	56(3)
03/31/24	31.66	0.01(4)	8.62	8.63	—	—	—	40.29	27.26	264,631	0.87	0.95	0.04	58(3)
Class R6
03/31/20(6)	$35.72(7)	$(—)(5)	$(9.40)	$(9.40)	$—	$ —	$—	$26.32	(26.32)%(8)	$2	0.89%(9)	1,279.20%(9)	(0.02)%(9)	82%
03/31/21	26.32	(0.11)	16.51	16.40	—	(2.54)	(2.54)	40.18	62.58	4,603	0.85	1.47	(0.37)	65(3)
03/31/22	40.18	(0.09)(4)	3.63	3.54	—	(6.37)	(6.37)	37.35	7.89	111,561	0.79	0.88	(0.23)	60(3)
03/31/23	37.35	0.05(4)	(4.92)	(4.87)	—	(0.73)	(0.73)	31.75	(12.93)	99,956	0.79	0.91	0.16	56(3)
03/31/24	31.75	0.04(4)	8.65	8.69	—	—	—	40.44	27.37	167,139	0.78	0.90	0.13	58(3)
^	Updated to reflect the effect of a 1 for 0.466797 reverse stock split for Class C shares on October 14, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.01%, 0.02%, 0.02% and 0.01% for the years ended March 31, 2024, 2023, 2022 and 2021, respectively.
(3)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(4)	The net investment income (loss) per share was based on average shares outstanding for the period.
(5)	Less than $0.005 per share or 0.005%.
(6)	Represents the period from commencement of operations (February 10, 2020) through March 31, 2020.
(7)	Net asset value at the beginning of period is based on the net asset value of Institutional Class shares on February 10, 2020.
(8)	Not annualized.
(9)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Non-US ESG Equity Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Distributions from realized capital gains	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets(2)	Ratio of gross expenses to average net assets(2)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/20	$19.94	$0.17(3)	$(2.78)	$(2.61)	$(0.15)	$ (0.34)	$(0.49)	$16.84	(13.61)%	$347,021	1.17%	1.18%	0.84%	60%
03/31/21	16.84	0.14(3)	9.26	9.40	(0.08)	—	(0.08)	26.16	55.86	496,574	1.12	1.12	0.63	62
03/31/22	26.16	0.18	(0.27)	(0.09)	(0.23)	(2.78)	(3.01)	23.06	(0.98)	457,750	1.09	1.09	0.74	32
03/31/23	23.06	0.29	(1.19)	(0.90)	(0.26)	(1.12)	(1.38)	20.78	(3.50)	406,506	1.18	1.18	1.45	110(4)
03/31/24	20.78	0.38(3)	3.75	4.13	(0.34)	—	(0.34)	24.57	19.97	455,288	1.16	1.15	1.74	16(4)
Class C
03/31/20^	$20.77	$—(3)(5)	$(2.88)	$(2.88)	$(0.05)	$ (0.42)	$(0.47)	$17.42	(14.34)%	$8,099	1.99%	2.14%	0.02%	60%
03/31/21^	17.42	(0.05)(3)	9.56	9.51	—	—	—	26.93	54.55	7,782	1.99	2.14	(0.24)	62
03/31/22^	26.93	(0.04)	(0.25)	(0.29)	(0.05)	(3.47)	(3.52)	23.13	(1.85)	5,565	1.99	2.10	(0.16)	32
03/31/23^	23.13	0.19	(1.25)	(1.06)	—	(1.12)	(1.12)	20.95	(4.26)	3,553	1.99	2.29	0.64	110(4)
03/31/24	20.95	0.21(3)	3.78	3.99	(0.01)	—	(0.01)	24.93	19.03	2,699	1.95	2.51	0.95	16(4)
Class Y
03/31/20	$20.66	$0.24(3)	$(2.88)	$(2.64)	$(0.20)	$ (0.34)	$(0.54)	$17.48	(13.37)%	$136,239	0.90%	0.94%	1.11%	60%
03/31/21	17.48	0.20(3)	9.62	9.82	(0.14)	—	(0.14)	27.16	56.22	182,806	0.90	0.93	0.85	62
03/31/22	27.16	0.25	(0.28)	(0.03)	(0.28)	(2.78)	(3.06)	24.07	(0.74)	155,664	0.90	0.90	0.93	32
03/31/23	24.07	0.42	(1.31)	(0.89)	(0.30)	(1.12)	(1.42)	21.76	(3.27)	109,722	0.92	0.95	1.71	110(4)
03/31/24	21.76	0.46(3)	3.93	4.39	(0.40)	—	(0.40)	25.75	20.28	159,646	0.90	0.94	2.00	16(4)
Institutional Class
03/31/20	$20.68	$0.24(3)	$(2.88)	$(2.64)	$(0.20)	$ (0.34)	$(0.54)	$17.50	(13.35)%	$21,739	0.89%	0.95%	1.12%	60%
03/31/21	17.50	0.19(3)	9.64	9.83	(0.13)	—	(0.13)	27.20	56.21	13,271	0.89	0.97	0.86	62
03/31/22	27.20	0.29	(0.32)	(0.03)	(0.28)	(2.78)	(3.06)	24.11	(0.74)	9,747	0.89	0.94	0.94	32
03/31/23	24.11	0.24	(1.14)	(0.90)	(0.31)	(1.12)	(1.43)	21.78	(3.31)	8,018	0.91	1.01	1.72	110(4)
03/31/24	21.78	0.46(3)	3.93	4.39	(0.40)	—	(0.40)	25.77	20.27	26,204	0.89	0.92	2.01	16(4)
^	Updated to reflect the effect of a 1 for 0.801806 reverse stock split for Class C shares on October 14, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The ratio of net and gross expenses to average net assets excluding liquidity provider expenses would have been lower by 0.02% for the year ended March 31, 2023.
(3)	The net investment income (loss) per share was based on average shares outstanding for the period.
(4)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(5)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital Emerging Markets Growth Fund
Period ended	Net asset value at beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Total distributions	Net asset value at end of period	Total return(1)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/20	$13.15	$0.05(2)	$(1.77)	$(1.72)	$(0.07)	$(0.07)	$11.36	(13.19)%	$2,897	1.60%	2.62%	0.35%	20%
03/31/21	11.36	(0.13)	10.02	9.89	—	—	21.25	87.06	20,369	1.60	1.77	(1.22)	27
03/31/22	21.25	(0.21)	(5.07)	(5.28)	(0.32)	(0.32)	15.65	(25.16)	19,694	1.60	1.60	(1.03)	28(3)
03/31/23	15.65	(0.07)(2)	(2.35)	(2.42)	—	—	13.23	(15.35)	16,203	1.60	1.65	(0.50)	30(3)
03/31/24	13.23	(0.01)(2)	0.97	0.96	—	—	14.19	7.18	10,483	1.60	1.70	(0.07)	17
Class C
03/31/20	$13.11	$(0.05)(2)	$(1.75)	$(1.80)	$(0.05)	$(0.05)	$11.26	(13.81)%	$1,135	2.35%	5.24%	(0.40)%	20%
03/31/21	11.26	(0.14)	9.79	9.65	—	—	20.91	85.70	9,637	2.35	2.82	(1.97)	27
03/31/22	20.91	(0.35)	(4.99)	(5.34)	(0.20)	(0.20)	15.37	(25.69)	9,107	2.35	2.46	(1.78)	28(3)
03/31/23	15.37	(0.16)(2)	(2.31)	(2.47)	—	—	12.90	(16.07)	6,154	2.35	2.56	(1.25)	30(3)
03/31/24	12.90	(0.11)(2)	0.94	0.83	—	—	13.73	6.43	5,667	2.35	2.68	(0.82)	17
Class Y
03/31/20	$13.16	$0.08(2)	$(1.77)	$(1.69)	$(0.09)	$(0.09)	$11.38	(12.96)%	$423,992	1.33%(4)	1.31%	0.62%	20%
03/31/21	11.38	(0.11)	10.09	9.98	—	—	21.36	87.71	1,460,473	1.26	1.26	(0.88)	27
03/31/22	21.36	(0.17)	(5.08)	(5.25)	(0.37)	(0.37)	15.74	(24.89)	1,186,957	1.29	1.29	(0.71)	28(3)
03/31/23	15.74	(0.03)(2)	(2.36)	(2.39)	—	—	13.35	(15.13)	611,637	1.29	1.29	(0.19)	30(3)
03/31/24	13.35	0.03(2)	0.98	1.01	—	—	14.36	7.57	578,614	1.28	1.28	0.25	17
Institutional Class
03/31/20	$13.21	$0.09(2)	$(1.77)	$(1.68)	$(0.10)	$(0.10)	$11.43	(12.87)%	$883,508	1.25%(4)	1.24%	0.70%	20%
03/31/21	11.43	(0.11)	10.15	10.04	—	—	21.47	87.79	2,867,373	1.21(4)	1.20	(0.83)	27
03/31/22	21.47	(0.29)	(4.97)	(5.26)	(0.38)	(0.38)	15.83	(24.81)	1,252,461	1.20	1.20	(0.62)	28(3)
03/31/23	15.83	(0.02)(2)	(2.38)	(2.40)	—	—	13.43	(15.11)	931,523	1.23	1.23	(0.13)	30(3)
03/31/24	13.43	0.04(2)	0.99	1.03	—	—	14.46	7.67	907,364	1.23	1.23	0.30	17
Class R6
03/31/22(5)	$22.37	$0.15	$(6.31)	$(6.16)	$(0.38)	$(0.38)	$15.83	(27.85)%(6)	$1,109,805	1.17%(7)	1.17%(7)	(0.59)%(7)	28%(3)
03/31/23	15.83	(0.01)(2)	(2.39)	(2.40)	—(8)	—(8)	13.43	(15.03)	696,638	1.18	1.18	(0.08)	30(3)
03/31/24	13.43	0.05(2)	0.99	1.04	—	—	14.47	7.66	696,672	1.18	1.18	0.35	17
(1)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(2)	The net investment income (loss) per share was based on average shares outstanding for the period.
(3)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(4)	Net expenses include amounts recouped by the Adviser.
(5)	Represents the period from commencement of operations (April 26, 2021) through March 31, 2022.
(6)	Not annualized.
(7)	Annualized.
(8)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Strategic Income Opportunities Fund
Period ended	Net asset value at beginning of period	Net investment income(1)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Distributions from net investment income	Return of capital	Total distributions	Net asset value at end of period	Total return(2)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate
Class A
03/31/20	$3.31	$0.11	$(0.15)	$(0.04)	$(0.12)	$—	$(0.12)	$3.15	(1.37)%	$143,815	1.10%	1.37%	3.14%	85%
03/31/21	3.15	0.10	0.33	0.43	(0.11)	—	(0.11)	3.47	13.87	173,600	1.10	1.37	2.91	111
03/31/22	3.47	0.08	(0.19)	(0.11)	(0.09)	—	(0.09)	3.27	(3.22)	177,574	1.03	1.14	2.38	155(3)
03/31/23	3.27	0.12	(0.24)	(0.12)	(0.12)	(0.01)	(0.13)	3.02	(3.44)	138,096	1.00	1.12	4.01	78
03/31/24	3.02	0.15	0.11	0.26	(0.15)	—	(0.15)	3.13	8.77	128,461	1.00	1.16	5.01	113
Class C
03/31/20	$3.32	$0.08	$(0.14)	$(0.06)	$(0.10)	$—	$(0.10)	$3.16	(2.04)%	$49,730	1.78%	2.05%	2.47%	85%
03/31/21	3.16	0.08	0.33	0.41	(0.09)	—	(0.09)	3.48	13.11	39,402	1.78	2.05	2.26	111
03/31/22	3.48	0.06	(0.20)	(0.14)	(0.06)	—	(0.06)	3.28	(4.03)	42,046	1.74	1.88	1.62	155(3)
03/31/23	3.28	0.10	(0.24)	(0.14)	(0.11)	—(4)	(0.11)	3.03	(4.12)	24,451	1.71	1.90	3.30	78
03/31/24	3.03	0.13	0.11	0.24	(0.12)	—	(0.12)	3.15	8.29	16,873	1.71	1.97	4.30	113
Class Y
03/31/20	$3.31	$0.11	$(0.14)	$(0.03)	$(0.13)	$—	$(0.13)	$3.15	(1.16)%	$89,806	0.91%	1.18%	3.28%	85%
03/31/21	3.15	0.10	0.33	0.43	(0.12)	—	(0.12)	3.46	13.77	140,047	0.90	1.17	3.08	111
03/31/22(5)	3.46	0.09	(0.19)	(0.10)	(0.10)	—	(0.10)	3.26	(2.97)	106,650	0.79	0.91	2.62	155(3)
03/31/23	3.26	0.13	(0.24)	(0.11)	(0.13)	(0.01)	(0.14)	3.01	(3.19)	59,269	0.75	0.87	4.26	78
03/31/24	3.01	0.16	0.10	0.26	(0.15)	—	(0.15)	3.12	9.07	56,982	0.75	0.91	5.26	113
Institutional Class
03/31/22(6)	$3.50	$0.06	$(0.23)	$(0.17)	$(0.07)	$—	$(0.07)	$3.26	(4.94)%(7)	$263	0.65%(8)	3.91%(8)	2.56%(8)	155%(3)
03/31/23	3.26	0.13	(0.24)	(0.11)	(0.14)	(0.01)	(0.15)	3.00	(3.35)	220	0.65	3.89	4.36	78
03/31/24	3.00	0.16	0.11	0.27	(0.16)	—	(0.16)	3.11	9.20	1,297	0.65	1.67	5.36	113
(1)	The net investment income per share was based on average shares outstanding for the period.
(2)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(3)	Portfolio turnover excludes the purchases and sales of securities of the AIG Flexible Credit Fund acquired on July 16, 2021. If these transactions were included, portfolio turnover would have been higher.
(4)	Less than $0.005 per share.
(5)	Effective July 16, 2021, Class W shares of the AIG Strategic Bond Fund were reorganized into Class Y shares of the Fund.
(6)	Represents the period from commencement of operations (July 19, 2021) through March 31, 2022 for Institutional Class.
(7)	Not annualized.
(8)	Annualized.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
March 31, 2024
1. Organization
The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of sixteen funds, including the following seven funds (individually, a “Fund”, and collectively, the “Funds”):
Touchstone Flexible Income Fund ("Flexible Income Fund”)
Touchstone Focused Fund ("Focused Fund”)
Touchstone Growth Opportunities Fund ("Growth Opportunities Fund”)
Touchstone Mid Cap Growth Fund ("Mid Cap Growth Fund”)
Touchstone Non-US ESG Equity Fund ("Non-US ESG Equity Fund”)
Touchstone Sands Capital Emerging Markets Growth Fund ("Sands Capital Emerging Markets Growth Fund”)
Touchstone Strategic Income Opportunities Fund ("Strategic Income Opportunities Fund”)
Each Fund is diversified, with the exception of the Focused Fund, the Growth Opportunities Fund and the Sands Capital Emerging Markets Growth Fund, which are non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:
	Class A	Class C	Class Y	Institutional Class	Class R6
Flexible Income Fund	X	X	X	X
Focused Fund	X	X	X	X
Growth Opportunities Fund	X	X	X	X
Mid Cap Growth Fund	X	X	X	X	X
Non-US ESG Equity Fund	X	X	X	X
Sands Capital Emerging Markets Growth Fund	X	X	X	X	X
Strategic Income Opportunities Fund	X	X	X	X
The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of March 31, 2024, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic and/or sector allocation. The Strategic Income Opportunities Fund held Level 3 categorized securities during the year ended March 31, 2024. Refer to the Portfolio of Investments for a reconciliation of Level 3 holdings.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

Notes to Financial Statements (Continued)
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures established by Touchstone Advisors, Inc. (the “Adviser”) and adopted by the Funds' Board of Trustees (the “Board”) and are generally categorized in Level 3.
Collateralized Loan Obligations — The Flexible Income Fund and Strategic Income Opportunities Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest.

Notes to Financial Statements (Continued)
Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Securities sold short —The Flexible Income Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.
As of March 31, 2024, the Flexible Income Fund did not hold any securities sold short.
Options — The Flexible Income Fund and Strategic Income Opportunities Fund may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Funds write and purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited.
As of March 31, 2024, the Flexible Income Fund and Strategic Income Opportunities Fund did not hold any options.
Futures Contracts — The Flexible Income Fund and the Strategic Income Opportunities Fund may buy and sell futures contracts and related options to manage their exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under a contract with a futures commission merchant.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of March 31, 2024, the Flexible Income Fund did not hold any futures contracts and the Strategic Income Opportunities Fund had futures contracts as shown on the Portfolio of Investments.
Swap Contracts — The Flexible Income Fund and Strategic Income Opportunities Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional

Notes to Financial Statements (Continued)
amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, bilateral swap agreements and OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency or clearing member, are posted at a clearing broker in accordance with CFTC or the applicable regulator's regulations. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will only enter into a swap agreement subject to the regulatory limitations set forth in Rule 18f-4 under the 1940 Act (the “Derivatives Rule”).
As of March 31, 2024, the Flexible Income Fund and Strategic Income Opportunities Fund did not hold any swap agreements.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Derivative instruments and hedging activities — The Flexible Income Fund and Strategic Income Opportunities Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar

Notes to Financial Statements (Continued)
agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and variation margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA  Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of March 31, 2024, the Funds did not hold any assets and liabilities that were subject to a MNA.
The following table sets forth the fair value of the Funds' derivative financial instruments by primary risk exposure as of March 31, 2024:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Strategic Income Opportunities Fund	Futures Contracts - Interest Rate Contracts*	$12,606	$171,157
*	Statements of Assets and Liabilities Location: Payable for variation margin on futures contracts. Only current day’s variation margin is reported within the payable/receivable on the Statement of Assets and Liabilities. Includes cumulative appreciation/(depreciation) on futures contracts as reported on the Portfolio of Investments and within the components of net assets section of the Statement of Assets and Liabilities.
The following table sets forth the effect of the Funds' derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended March 31, 2024:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Flexible Income Fund	Purchased Options - Equity Contracts*	$(2,152,657)	$—
	Swap Agreements - Credit Contracts**	(1,541,198)	642,669
Strategic Income Opportunities Fund	Futures - Interest Rate Contracts***	(996,294)	(62,039)
	Swap Agreements - Credit Contracts**	(664,974)	(92,810)
*	Statements of Operations Location: Net realized gains (losses) on investments.
**	Statements of Operations Location: Net realized losses on swap agreements and Net change in unrealized appreciation (depreciation) on swap agreements, respectively.
***	Statements of Operations Location: Net realized losses on futures contracts and Net change in unrealized appreciation (depreciation) on futures contracts, respectively.

Notes to Financial Statements (Continued)
For the year ended March 31, 2024, the average quarterly balances of outstanding derivative financial instruments for the Funds were as follows:
	Flexible Income Fund	Strategic Income Opportunities Fund
Equity Contracts:
Purchased Options - Cost	$—*	$—
Written Options - Premiums received	—*	—
Credit Contracts:
Credit Default Swaps (buy protection) - Notional value	41,760,000	7,457,310
Interest Rate Contracts:
Futures Contracts (long) - Notional Value	—	51,201,010
Futures Contracts (short) - Notional Value	—	3,859,150
*	The balance at each quarter end was zero.
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of March 31, 2024, the following Funds loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Flexible Income Fund	Corporate Bonds	$969,299	$997,200	$27,901
Focused Fund	Common Stocks	6,810,265	7,032,934	222,669
Non-US ESG Equity Fund	Common Stocks	32,904,836	34,473,031	1,568,195
Strategic Income Opportunities Fund	Corporate Bonds	209,872	214,830	4,958
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the equity funds (all funds except the Flexible Income Fund and the Strategic Income Opportunities Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the Flexible Income Fund and the Strategic Income Opportunities Fund is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Class C, Class Y, Institutional Class and Class R6 shares of the Funds is equal to the NAV per share.
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least

Notes to Financial Statements (Continued)
$1 million for equity funds or $500,000 for fixed income funds where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, for equity or fixed income funds, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except for the Flexible Income Fund and the Strategic Income Opportunities Fund, declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Flexible Income Fund and the Strategic Income Opportunities Fund declare and distribute net investment income, if any, monthly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying funds is affected by the timing of dividend declarations by the underlying funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone ETF Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2024:
	Flexible Income Fund	Focused Fund*	Growth Opportunities Fund*	Mid Cap Growth Fund*	Non-US ESG Equity Fund*	Sands Capital Emerging Markets Growth Fund	Strategic Income Opportunities Fund
Purchases of investment securities	$842,646,916	$62,496,967	$69,150,036	$756,183,397	$118,361,182	$374,787,860	$62,335,452
Proceeds from sales and maturities	$324,597,009	$49,293,539	$74,107,878	$674,017,405	$92,039,043	$583,639,922	$106,154,975
*	The Focused Fund, the Growth Opportunities Fund, the Mid Cap Growth Fund and the Non-US ESG Equity Fund had redemption-in-kinds out of the Fund of $45,265,198, $22,568,329, $70,755,286 and $10,408,602, respectively, which are excluded from the proceeds from sales and maturities.
For the year ended March 31, 2024, purchases and proceeds from sales and maturities in U.S. Government Securities were $163,982,744 and $28,940,578, respectively, for the Flexible Income Fund and $158,907,036 and $159,353,207, respectively, for the Strategic Income Opportunities Fund. There were no purchases or proceeds from sales and maturities of U.S. Government securities by the other Funds for the year ended March 31, 2024.

Notes to Financial Statements (Continued)
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of the Adviser, Touchstone Securities, Inc. (the “Distributor”), or The Bank of New York Mellon (“BNY Mellon”), the sub-administrator to the Funds. Such officers receive no compensation from the Trust. The Adviser and the Distributor are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. (“Western & Southern”).
On behalf of the Funds, the Adviser pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Adviser is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $194,152 for the Funds’ Board for the year ended March 31, 2024.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Flexible Income Fund	0.60% on the first $500 million 0.50% on such assets in excess of $500 million
Focused Fund	0.70% on the first $100 million 0.65% on the next $400 million 0.60% on such assets in excess of $500 million
Growth Opportunities Fund	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on such assets in excess of $1 billion
Mid Cap Growth Fund	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on the next $200 million 0.60% on such assets in excess of $1.2 billion
Non-US ESG Equity Fund	0.65% on the first $1 billion 0.60% on such assets in excess of $1 billion
Sands Capital Emerging Markets Growth Fund	1.00% on all assets
Strategic Income Opportunities Fund	0.55% on the first $250 million 0.50% on the next $250 million 0.45% on such assets in excess $500 million
The Adviser has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Adviser”):
Bramshill Investments, LLC	Sands Capital Management, LLC
Flexible Income Fund	Sands Capital Emerging Markets Growth Fund
Fort Washington Investment Advisors, Inc.*	Westfield Capital Management Company, L.P.
Focused Fund	Growth Opportunities Fund
Strategic Income Opportunities Fund	Mid Cap Growth Fund
Rockefeller & Co., LLC
Non-US ESG Equity Fund
*	Affiliate of the Adviser and wholly-owned subsidiary of Western & Southern.
The Adviser pays sub-advisory fees to each Sub-Adviser from its advisory fee.
The Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds.

Notes to Financial Statements (Continued)
The Adviser has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class Y	Institutional Class	Class R6	Termination Date
Flexible Income Fund	1.04%	1.79%	0.79%	0.69%	—	July 29, 2024
Focused Fund	1.20%	1.95%	0.95%	0.83%	—	July 29, 2024
Growth Opportunities Fund	1.24%	1.99%	0.99%	0.89%	—	July 29, 2024
Mid Cap Growth Fund	1.39%	2.14%	1.14%	0.86%	0.77%	July 29, 2024
Non-US ESG Equity Fund	1.17%	1.95%	0.90%	0.89%	—	July 29, 2024
Sands Capital Emerging Markets Growth Fund	1.60%	2.35%	1.35%	1.25%	1.19%	July 29, 2024
Strategic Income Opportunities Fund	1.00%	1.71%	0.75%	0.65%	—	July 29, 2024
The Expense Limitation Agreement, with respect to each Fund, can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.
During the year ended March 31, 2024, the Adviser or its affiliates waived or reimbursed investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Flexible Income Fund	$—	$8,110	$206,357	$214,467
Focused Fund	—	—	29,219	29,219
Growth Opportunities Fund	—	42,033	162,908	204,941
Mid Cap Growth Fund	—	125,977	187,907	313,884
Non-US ESG Equity Fund	—	—	73,156	73,156
Sands Capital Emerging Markets Growth Fund	—	—	32,738	32,738
Strategic Income Opportunities Fund	—	20,507	336,595	357,102
Under the terms of the Expense Limitation Agreement, the Adviser is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Adviser only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Adviser and the Fund's current expense limitation.
As of March 31, 2024, the Adviser may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before March 31, 2025	Expires on or before March 31, 2026	Expires on or before March 31, 2027	Total
Flexible Income Fund	$140,862	$286,441	$142,721	$570,024
Focused Fund	10,171	11,518	21,771	43,460
Growth Opportunities Fund	122,533	114,846	130,445	367,824
Mid Cap Growth Fund	155,930	293,346	313,884	763,160
Non-US ESG Equity Fund	12,644	45,205	55,902	113,751
Sands Capital Emerging Markets Growth Fund	—	—	—	—
Strategic Income Opportunities Fund	62,969	101,355	97,252	261,576
 The Adviser did not recoup any amounts it previously waived or reimbursed during the year ended March 31, 2024.
ADMINISTRATION AGREEMENT
The Adviser entered into an Administration Agreement with the Trust, whereby the Adviser is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

Notes to Financial Statements (Continued)
For its services, the Adviser’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets.
The Adviser has engaged BNY Mellon as the sub-administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Adviser, not the Trust.
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), the Transfer Agent to the Funds maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Adviser for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).
DISTRIBUTION AGREEMENT
The Distributor is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Distribution Agreement between the  Trust and the Distributor, the Distributor earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Distributor and the Adviser, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Distributor and its affiliate during the year ended March 31, 2024:
Fund	Amount
Flexible Income Fund	$ 6,621
Focused Fund	4,741
Growth Opportunities Fund	3,691
Mid Cap Growth Fund	22,738
Non-US ESG Equity Fund	5,920
Sands Capital Emerging Markets Growth Fund	1,462
Strategic Income Opportunities Fund	1,074

Notes to Financial Statements (Continued)
In addition, the Distributor collected CDSC on the redemption of Class A shares and Class C shares of the Funds listed below during the year ended March 31, 2024:
Fund	Class A	Class C
Flexible Income Fund	$ 4,332	$ 263
Growth Opportunities Fund	—	10
Mid Cap Growth Fund	—	358
Non-US ESG Equity Fund	—	25
Strategic Income Opportunities Fund	41	139
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Trustees and/or common Officers. During the year ended March 31, 2024, the Funds did not engage in any Rule 17a-7 transactions.
5. Liquidity
ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
During the year ended March 31, 2024, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:
Fund	Shares ReFlow Subscribed to	Redemptions-in-kind
Focused Fund	836,397	$ 45,265,198
Growth Opportunities Fund	583,794	22,568,329
Mid Cap Growth Fund	3,088,001	70,755,286
Non-US ESG Equity Fund	551,856	10,408,602
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year ended March 31, 2024, the following Fund participated as a lender in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:
Fund	Daily Average Amount Loaned	Weighted Average Interest Rate	Interest Income*
Sands Capital Emerging Markets Growth Fund	$ 7,356	5.90%	$ 440
*	Included in Interest in the Statements of Operations.
During the year ended March 31, 2024, the following Fund participated as a borrower in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
Mid Cap Growth Fund	$ 6,318	5.66%	$ 362
Non-US ESG Equity Fund	$ 28,431	5.90%	$ 1,700
*	Included in Other expenses in the Statements of Operations.

Notes to Financial Statements (Continued)
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years ended March 31, 2024 and March 31, 2023 are as follows:
	Flexible Income Fund		Focused Fund		Growth Opportunities Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
From ordinary income	$39,387,547	$34,918,465	$4,415,457	$1,277,618	$4,218	$1,038,217
From long-term capital gains	—	944,221	9,886,009	30,327,511	3,420,878	1,556,529
Total distributions	$39,387,547	$35,862,686	$14,301,466	$31,605,129	$3,425,096	$2,594,746
	Mid Cap Growth Fund		Non-US ESG Equity Fund		Sands Capital Emerging Markets Growth Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023
From ordinary income	$—	$7,444,034	$8,683,646	$6,761,704	$—	$81,972
From long-term capital gains	—	19,506,766	—	27,240,018	—	—
Total distributions	$—	$26,950,800	$8,683,646	$34,001,722	$—	$81,972
	Strategic Income Opportunities Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023
From ordinary income	$9,864,583	$10,666,641
From return of capital	—	457,048
Total distributions	$9,864,583	$11,123,689
The following information is computed on a tax basis for each item as of March 31, 2024:
	Flexible Income Fund	Focused Fund	Growth Opportunities Fund
Tax cost of portfolio investments	$1,390,192,945	$650,956,768	$80,589,517
Gross unrealized appreciation on investments	17,366,241	642,586,544	66,310,792
Gross unrealized depreciation on investments	(46,079,826)	(30,901,807)	(1,125,809)
Net unrealized appreciation (depreciation) on investments	(28,713,585)	611,684,737	65,184,983
Gross unrealized depreciation on foreign currency transactions	(1)	(1)	(1)
Net unrealized appreciation (depreciation) on foreign currency transactions	(1)	(1)	(1)
Capital loss carryforwards	(17,163,384)	—	—
Undistributed ordinary income	1,641,155	7,553,347	1,567,489
Undistributed capital gains	—	6,433,867	1,958,444
Other temporary differences	(368,679)	—	—
Accumulated earnings (deficit)	$(44,604,494)	$625,671,950	$68,710,915

Notes to Financial Statements (Continued)
	Mid Cap Growth Fund	Non-US ESG Equity Fund	Sands Capital Emerging Markets Growth Fund	Strategic Income Opportunities Fund
Tax cost of portfolio investments	$1,025,180,660	$536,822,568	$1,796,536,129	$211,399,159
Gross unrealized appreciation on investments	418,232,453	177,744,428	695,836,717	3,860,457
Gross unrealized depreciation on investments	(26,774,686)	(30,378,229)	(289,409,781)	(13,172,356)
Net unrealized appreciation (depreciation) on investments	391,457,767	147,366,199	406,426,936	(9,311,899)
Gross unrealized depreciation on derivatives and foreign currency transactions	—	(56,487)	(14,267,424)	(10)
Net unrealized appreciation (depreciation) on derivatives, foreign currency transactions and deferred foreign capital gains tax	—	(56,487)	(14,267,424)	(10)
Capital loss carryforwards	(5,194,964)	(3,138,486)	(914,907,064)	(75,551,886)
Qualified late year losses	(1,068,680)	—	—	—
Undistributed ordinary income	—	3,673,013	3,537,042	416,860
Other temporary differences	—	(20)	—	(519,848)
Accumulated earnings (deficit)	$385,194,123	$147,844,219	$(519,210,510)	$(84,966,783)
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, trust preferred securities, callable bonds, taxable interest on defaulted securities, amortization adjustments on bonds and certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP and investments in passive foreign investment company (“PFIC”) adjustments.
As of March 31, 2024, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Flexible Income Fund	$ 2,084,455	$ 15,078,929	$ 17,163,384
Mid Cap Growth Fund	5,194,964	—	5,194,964
Non-US ESG Equity Fund	3,138,486	—	3,138,486
Sands Capital Emerging Markets Growth Fund	482,064,435	432,842,629	914,907,064
Strategic Income Opportunities Fund*	7,880,185	67,671,701	75,551,886
*	Future utilization may be limited under current tax laws.
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.
During the year ended March 31, 2024, the following Fund utilized capital loss carryforwards:
Fund	Utilized
Mid Cap Growth Fund	$ 80,373,344
Sands Capital Emerging Markets Growth Fund	940,407
Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2024, the following Funds elected to defer the following losses:
Fund	Realized Capital Losses	Ordinary Losses	Total
Mid Cap Growth Fund	$ —	$ 1,068,680	$ 1,068,680
The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is more likely than not to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Notes to Financial Statements (Continued)
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of net operating losses, in-kind distributions for shareholder redemptions, and deemed distributions on shareholder redemptions have been made to the following Funds for the year ended March 31, 2024:
Fund	Paid-In Capital	Distributable Earnings
Focused Fund	$ 29,428,218	$ (29,428,218)
Growth Opportunities Fund	13,558,385	(13,558,385)
Mid Cap Growth Fund	20,629,033	(20,629,033)
Non-US ESG Equity Fund	9,354,822	(9,354,822)
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Certain Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Political and military events, may cause market disruptions. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments, positive or negative, in a particular sector of the market and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Cybersecurity – With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Funds' service providers are susceptible to Cybersecurity risks that could result in losses to a Fund and its shareholders. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A Cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. Cybersecurity incidents could cause a Fund, the Adviser, a Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing  market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for

Notes to Financial Statements (Continued)
a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. An increase in interest rates could negatively impact a Fund’s NAV. Recent and potential future changes in government monetary policy may affect  interest rates. Over the past several years, the U.S. Federal Reserve has maintained the level of interest rates at or near historic lows. However, more recently, interest rates have begun to increase as a result of action that has been taken by the U.S. Federal Reserve, which has raised, and may continue to raise, interest rates. Such increases which could expose fixed-income and related markets to heightened volatility and could cause the value of a Fund's investments, and the Fund's NAV, to decline, potentially suddenly and significantly, which may negatively impact the Fund's performance.
Risks Associated with Leverage – The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.
Risks Associated with Liquidity – Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce a Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.
Risks Associated with Health Crises – A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect Fund performance. For example, the COVID-19 pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities, operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect a Fund's performance, resulting in losses to your investment.
Please see the Funds’ prospectus and statement of additional information for a complete discussion of these and other risks.
9. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone Mid Cap Growth Fund, Touchstone Non-US ESG Equity Fund, Touchstone Sands Capital Emerging Markets Growth Fund and Touchstone Strategic Income Opportunities Fund and the Board of Trustees of Touchstone Strategic Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone Mid Cap Growth Fund, Touchstone Non-US ESG Equity Fund, Touchstone Sands Capital Emerging Markets Growth Fund and Touchstone Strategic Income Opportunities Fund (collectively referred to as the “Funds”) (seven of the funds constituting Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of March 31, 2024, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the funds constituting Touchstone Strategic Trust) at March 31, 2024, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the Touchstone Strategic Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Touchstone Flexible Income Fund
Touchstone Focused Fund
Touchstone Growth Opportunities Fund
Touchstone Mid Cap Growth Fund
Touchstone Non-US ESG Equity Fund
Touchstone Sands Capital Emerging
Markets Growth Fund	For the year ended March 31, 2024	For each of the two years in the period ended March 31, 2024	For each of the five years in the period ended March 31, 2024
Touchstone Strategic Income Opportunities Fund	For the year ended March 31, 2024	For each of the two years in the period ended March 31, 2024
The financial highlights for each of the three years in the period ended March 31, 2022 for the Touchstone Strategic Income Opportunities Fund were audited by other auditors whose reports dated May 23, 2022 and May 27, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (Continued)
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
May 20, 2024

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2024 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Flexible Income Fund	4.31%
Focused Fund	100.00%
Growth Opportunities Fund	60.98%
Non-US ESG Equity Fund	100.00%
Sands Capital Emerging Markets Growth Fund	100.00%
Strategic Income Opportunities Fund	9.67%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the fiscal year ended March 31, 2024 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Flexible Income Fund	2.81%
Focused Fund	100.00%
Growth Opportunities Fund	57.22%
Sands Capital Emerging Markets Growth Fund	7.04%
Strategic Income Opportunities Fund	2.61%
For the fiscal year ended March 31, 2024, the Funds designated long-term capital gains as follows:
Focused Fund	$ 13,511,703
Growth Opportunities Fund	$ 7,430,007
Foreign Tax Income & Foreign Tax Credit
The Non-US ESG Equity Fund and Sands Capital Emerging Markets Growth Funds intends to pass through a foreign tax credit to its shareholders. For the fiscal year ended March 31, 2024, the total amount of foreign source income is $17,921,103 or $0.70 per share and $32,208,135 or $0.21 per share, respectively. The total amount of foreign taxes to be paid is $1,308,965 or $0.05 per share and $6,647,530 or $0.04 per share, respectively. Shareholder's allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisers use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Other Items (Unaudited) (Continued)
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2023 through March 31, 2024).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Year Ended March 31, 2024” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized March 31, 2024	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During the Six Months Ended March 31, 2024*
Flexible Income Fund
Class A	Actual	1.04%	$1,000.00	$1,063.90	$5.37
Class A	Hypothetical	1.04%	$1,000.00	$1,019.80	$5.25
Class C	Actual	1.79%	$1,000.00	$1,060.00	$9.22
Class C	Hypothetical	1.79%	$1,000.00	$1,016.05	$9.02
Class Y	Actual	0.79%	$1,000.00	$1,066.00	$4.08
Class Y	Hypothetical	0.79%	$1,000.00	$1,021.05	$3.99
Institutional Class	Actual	0.69%	$1,000.00	$1,066.50	$3.56
Institutional Class	Hypothetical	0.69%	$1,000.00	$1,021.55	$3.49
Focused Fund
Class A	Actual	1.19%	$1,000.00	$1,177.10	$6.48**
Class A	Hypothetical	1.19%	$1,000.00	$1,019.05	$6.01**
Class C	Actual	1.96%	$1,000.00	$1,172.40	$10.64**
Class C	Hypothetical	1.96%	$1,000.00	$1,015.20	$9.87**
Class Y	Actual	0.88%	$1,000.00	$1,179.00	$4.79**
Class Y	Hypothetical	0.88%	$1,000.00	$1,020.60	$4.45**
Institutional Class	Actual	0.84%	$1,000.00	$1,179.10	$4.58**
Institutional Class	Hypothetical	0.84%	$1,000.00	$1,020.80	$4.24**
Growth Opportunities Fund
Class A	Actual	1.27%	$1,000.00	$1,302.90	$7.31***
Class A	Hypothetical	1.27%	$1,000.00	$1,018.65	$6.41***
Class C	Actual	2.02%	$1,000.00	$1,298.20	$11.61***
Class C	Hypothetical	2.02%	$1,000.00	$1,014.90	$10.18***
Class Y	Actual	1.02%	$1,000.00	$1,304.80	$5.88***
Class Y	Hypothetical	1.02%	$1,000.00	$1,019.90	$5.15***
Institutional Class	Actual	0.92%	$1,000.00	$1,305.20	$5.30***
Institutional Class	Hypothetical	0.92%	$1,000.00	$1,020.40	$4.65***
Mid Cap Growth Fund
Class A	Actual	1.23%	$1,000.00	$1,250.10	$6.92****
Class A	Hypothetical	1.23%	$1,000.00	$1,018.85	$6.21****
Class C	Actual	2.03%	$1,000.00	$1,245.20	$11.39****

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized March 31, 2024	Beginning Account Value October 1, 2023	Ending Account Value March 31, 2024	Expenses Paid During the Six Months Ended March 31, 2024*
Class C	Hypothetical	2.03%	$1,000.00	$1,014.85	$10.23****
Class Y	Actual	1.00%	$1,000.00	$1,251.60	$5.63****
Class Y	Hypothetical	1.00%	$1,000.00	$1,020.00	$5.05****
Institutional Class	Actual	0.87%	$1,000.00	$1,252.40	$4.90****
Institutional Class	Hypothetical	0.87%	$1,000.00	$1,020.65	$4.39****
Class R6	Actual	0.78%	$1,000.00	$1,252.80	$4.39****
Class R6	Hypothetical	0.78%	$1,000.00	$1,021.10	$3.94****
Non-US ESG Equity Fund
Class A	Actual	1.15%	$1,000.00	$1,189.40	$6.29
Class A	Hypothetical	1.15%	$1,000.00	$1,019.25	$5.81
Class C	Actual	1.95%	$1,000.00	$1,184.70	$10.65
Class C	Hypothetical	1.95%	$1,000.00	$1,015.25	$9.82
Class Y	Actual	0.90%	$1,000.00	$1,191.30	$4.93
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.50	$4.55
Institutional Class	Actual	0.89%	$1,000.00	$1,191.20	$4.88
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.55	$4.50
Sands Capital Emerging Markets Growth Fund
Class A	Actual	1.60%	$1,000.00	$1,093.20	$8.37
Class A	Hypothetical	1.60%	$1,000.00	$1,017.00	$8.07
Class C	Actual	2.35%	$1,000.00	$1,088.80	$12.27
Class C	Hypothetical	2.35%	$1,000.00	$1,013.25	$11.83
Class Y	Actual	1.26%	$1,000.00	$1,095.40	$6.60
Class Y	Hypothetical	1.26%	$1,000.00	$1,018.70	$6.36
Institutional Class	Actual	1.22%	$1,000.00	$1,095.50	$6.39
Institutional Class	Hypothetical	1.22%	$1,000.00	$1,018.90	$6.16
Class R6	Actual	1.18%	$1,000.00	$1,095.40	$6.18
Class R6	Hypothetical	1.18%	$1,000.00	$1,019.10	$5.96
Strategic Income Opportunities Fund
Class A	Actual	1.00%	$1,000.00	$1,099.60	$5.25
Class A	Hypothetical	1.00%	$1,000.00	$1,020.00	$5.05
Class C	Actual	1.71%	$1,000.00	$1,098.20	$8.97
Class C	Hypothetical	1.71%	$1,000.00	$1,016.45	$8.62
Class Y	Actual	0.75%	$1,000.00	$1,101.60	$3.94
Class Y	Hypothetical	0.75%	$1,000.00	$1,021.25	$3.79
Institutional Class	Actual	0.65%	$1,000.00	$1,102.50	$3.42
Institutional Class	Hypothetical	0.65%	$1,000.00	$1,021.75	$3.29
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect one-half year period).
**	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.42, $10.59, $4.74 and $4.52, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.96, $9.82, $4.39 and $4.19, respectively
***	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $7.14, $11.43, $5.70 and $5.13, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.26, $10.02, $5.00 and $4.50, respectively.
****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Institutional Class and R6 would be $6.86, $11.34, $5.57, $4.84 and $4.34, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Institutional Class and R6 would be $6.16, $10.18, $5.00, $4.34, and $3.89, respectively.
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.

Other Items (Unaudited) (Continued)
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 12, 2023 through May 12, 2024 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated adequately and effectively in promoting effective liquidity risk management for the Funds.
Advisory and Sub-Advisory Agreement Approval Disclosure
At a meeting held on November 16, 2023, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Adviser with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Adviser and each Fund’s respective Sub-Adviser.
In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Adviser’s and Sub-Advisers’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.
In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Adviser’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Adviser Services. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of senior personnel.  In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Adviser’s compliance policies and procedures. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Adviser’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser, including the Sub-Adviser that was an affiliate of the Adviser, and the Adviser’s timeliness in responding to performance issues. The Board considered the Adviser’s process for monitoring each of the Sub-Advisers, which includes an examination of both qualitative and quantitative elements of the Sub-Adviser’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Adviser conducts periodic due diligence of each Sub-Adviser, during which the Adviser examines a wide variety of factors, such as the financial condition of the Sub-Adviser, the quality of the Sub-Adviser’s systems, the effectiveness of the Sub-Adviser’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Adviser’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Adviser provides to the applicable Fund(s). The Board noted that the Adviser’s monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Adviser’s due diligence reviews of the Sub-Advisers are reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Adviser under the Investment Advisory Agreement.
Adviser’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Adviser and its affiliates (including the Sub-Adviser to one of the Funds) and the direct and indirect benefits derived by the Adviser and its affiliates from the Adviser’s relationship with the Funds.  The information considered by the Board included operating profit

Other Items (Unaudited) (Continued)
margin information for the Adviser’s business as a whole. The Board noted that the Adviser had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit all of the Funds’ net operating expenses.  The Board also noted that the Adviser pays the Sub-Advisers’ sub-advisory fees out of the advisory fees the Adviser receives from the Funds. The Board reviewed the profitability of the Adviser’s relationship with the Funds both before and after-tax expenses, and also considered whether the Adviser has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Adviser’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Adviser, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Adviser derives benefits to its reputation and other benefits from its association with the Funds.
The Board recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Adviser. Based upon their review, the Trustees concluded that the Adviser’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.
Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month, and thirty-six-month periods ended September 30, 2023 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month, and thirty-six-month periods ended September 30, 2023 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.
The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Adviser had waived a portion of the fees and/or reimbursed expenses for all of the Funds in order to reduce the Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Adviser out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Adviser. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Adviser and its affiliates.
The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:
Touchstone Flexible Income Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Adviser was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 2nd quintile of its peer group for the six- and thirty-six-month periods ended September 30, 2023 and in the 4th quintile of its peer group for the twelve-month period ended September 30, 2023. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Focused Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Adviser was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 3rd quintile of its peer group for the six-month period ended September 30, 2023 and in the 2nd quintile of its peer group for the twelve- and thirty-six-month periods ended September 30, 2023. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Growth Opportunities Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Adviser was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 2nd quintile of its peer group for the six- and thirty-six-month periods ended September 30, 2023 and in the 3rd quintile of its peer group for the twelve-month period ended September 30, 2023. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.

Other Items (Unaudited) (Continued)
Touchstone Mid Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Adviser was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 2nd quintile of its peer group for the six-, twelve- and thirty-six-month periods ended September 30, 2023. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Non-US ESG Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Adviser was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 1st quintile of its peer group for the six- and twelve-month periods ended September 30, 2023 and in the 2nd quintile of its peer group for the thirty-six-month period ended September 30, 2023. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Sands Capital Emerging Markets Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were each above the median of its peer group. The Board noted that the Adviser was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 3rd quintile of its peer group for the six-month period ended September 30, 2023 and in the 5th quintile of its peer group for the twelve- and thirty-six-month periods ended September 30, 2023. The Board noted management’s discussion of the Fund’s recent performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Touchstone Strategic Income Opportunities Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and at the median, respectively, of its peer group. The Board noted that the Adviser was currently waiving a portion of the Fund’s fees and/or reimbursing a portion of the Fund’s operating expenses. The Fund’s performance was in the 3rd quintile of its peer group for the six-month period ended September 30, 2023, in the 1st quintile of its peer group for the twelve-month period ended September 30, 2023, and in the 4th quintile of its peer group for the thirty-six-month period ended September 30, 2023. The Board noted management’s discussion of the Fund’s recent performance. Based upon their review, the Trustees concluded that the overall performance of the Fund was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Adviser and the other factors considered.
Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedule for each Fund, except the Touchstone Sands Capital Emerging Markets Growth Fund, contains breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Touchstone Sands Capital Emerging Markets Growth Fund. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of the Touchstone Sands Capital Emerging Markets Growth Fund would not be necessary at this time. The Board noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Adviser by a Fund was reduced by the total sub-advisory fee paid by the Adviser to the Fund’s Sub-Adviser.
Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Adviser, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Adviser maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Adviser and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Other Items (Unaudited) (Continued)
In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Adviser’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Adviser regarding the services provided by each Sub-Adviser, including information presented periodically throughout the previous year. The Board noted the affiliation of one of the Sub-Advisers with the Adviser, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisers to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Adviser’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Adviser’s brokerage practices.
Sub-Adviser’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Adviser and any indirect benefits derived by each Sub-Adviser and its affiliates from the Sub-Adviser’s relationship with the Funds. In considering the profitability to each Sub-Adviser of its relationship with the Funds, the Board noted the undertaking of the Adviser to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisers, are negotiated at arm’s-length. As a consequence, the profitability to each Sub-Adviser of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Adviser’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that, with the exception of the Touchstone Sands Capital Emerging Markets Growth Fund, the sub-advisory fee schedule for all of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.
Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Adviser and that the Adviser pays the sub-advisory fee to the Sub-Adviser out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Sub-Adviser to manage comparable institutional separate accounts. The Board considered the amount retained by the Adviser and the sub-advisory fee paid to each Sub-Adviser with respect to the various services provided by the Adviser and the Sub-Adviser. The Board also noted that the Adviser negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisers at arm’s-length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:
Touchstone Flexible Income Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Focused Fund. The Fund’s sub-advisory fee was above the median of its peer group. The Board noted that the Fund's Sub-Adviser was currently waiving a portion of the Fund’s fees. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Growth Opportunities Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Mid Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Non-US ESG Equity Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Sands Capital Emerging Markets Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.
Touchstone Strategic Income Opportunities Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered.

Other Items (Unaudited) (Continued)
As noted above, the Board considered each Fund’s performance during the six-month, twelve-month, and thirty-six-month periods ended September 30, 2023 and as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also noted the Adviser’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Adviser. The Board also was mindful of the Adviser’s ongoing monitoring of each Sub-Adviser’s performance and the measures undertaken by the Adviser to address any underperformance.
Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Adviser is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Adviser maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Adviser and the other factors considered; and (e) the Sub-Adviser’s investment strategies are appropriate for pursuing the investment goals of each Fund.  Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees[1]:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	39	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Adviser) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	39	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	39	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty from 2016 to 2022; and Board of Advisors, Best Upon Request from 2020 to 2021.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	39	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During Past 5 Years[3]
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Fund LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	39	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	39	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
Sally J. Staley c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2023	Independent Consultant to Institutional Asset Owners since 2017; formerly Chief Investment Officer and Corporate Officer for Case Western Reserve University from 2006 to 2017; formerly Adviser to Fairport Asset Management LLC/Luma Wealth Advisors from 2011 to 2019.	39	Trustee, College of Wooster since 2006 (Chair since 2021); Trustee, Great Lakes Theater Festival since 2005; and Member of Advisory Committee, Certified Investment Fund Director Institute from 2015 to 2020.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	39	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
1 Ms. McGruder, as a director of the Adviser and the Distributor, and an officer of affiliates of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Adviser and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
2 As of March 31, 2024, the Touchstone Fund Complex consisted of 16 series of the Trust, 12 series of Touchstone Funds Group Trust, 7 series of Touchstone ETF Trust and 4 variable annuity series of Touchstone Variable Series Trust.
3 Each Trustee is also a Trustee of Touchstone ETF Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust.

Management of the Trust (Unaudited) (Continued)
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust[1]	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer and Secretary	Until resignation, removal or disqualification Chief Compliance Officer since 2013 and Secretary since 2024	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
1 Each officer also holds the same office with Touchstone ETF Trust, Touchstone Funds Group Trust and Touchstone Variable Series Trust.

PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians and broker-dealers to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. We do not permit these companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone ETF Trust.
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Adviser
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534467
Pittsburgh, PA 15253-4467
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-54-TST-AR-2405

(b)   Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (March Funds) totaled $142,100 and $142,100 for the fiscal years ended March 31, 2024 and March 31, 2023, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $18,465 and $4,900 for the fiscal years ended March 31, 2024 and March 31, 2023, respectively. The fees for 2024 and 2023 relate to additional fees for valuation procedures.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $60,712 and $84,973 for the fiscal years ended March 31, 2024 and March 31, 2023, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations and tax agent services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $12,084 and $14,781 for the fiscal years ended March 31, 2024 and March 31, 2023, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (March Funds) and certain entities*, totaled approximately $1,467,441 and 1,219,210 for the fiscal years ended March 31, 2024 and March 31, 2023, respectively.

* These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*		/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date:	June 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ E. Blake Moore, Jr.
E. Blake Moore, Jr., President
(principal executive officer)

Date:	June 3, 2024

By (Signature and Title)*		/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date:	June 3, 2024

* Print the name and title of each signing officer under his or her signature.